UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22245

First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund III
First Trust Preferred Securities and Income ETF (FPE)

Annual Report
For the Year Ended
October 31, 2019

First Trust Preferred Securities and Income ETF (FPE)
Annual Report
October 31, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Preferred Securities and Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Preferred Securities and Income ETF (FPE)
Annual Letter from the Chairman and CEO
October 31, 2019
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Preferred Securities and Income ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2019, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
One of our responsibilities as asset managers is to be good listeners. Perhaps the most effective way in which we do this continually is by paying close attention to mutual fund and exchange-traded fund (ETF) money flows. After all, investors vote with their dollars, and money flows provide valuable feedback with respect to their biases. Over the past 12 months, we have learned that investors, in general, have grown more risk-averse. For the 12-month period ended October 31, 2019, investors funneled an estimated net $359.56 billion into bond mutual funds and ETFs, while liquidating an estimated net $56.86 billion from equity mutual funds and ETFs, according to data from Morningstar. Over the same period, money market funds took in an estimated net $583.27 billion. Those figures were more balanced for the full-year 2018. Those estimated net flows were as follows: $94.42 billion (equity mutual funds & ETFs); $137.60 billion (bond mutual funds & ETFs); and $161.60 billion (money market funds).
In addition to monitoring fund flows, we watch the performance of all the asset classes. Market returns can either help validate or invalidate our interpretation of money flows. As we noted above, we believe that investors have tempered their appetite for risk, and the returns on the major sectors that comprise the S&P 500® Index back it up. For the 12-month period ended October 31, 2019, as measured by total return, the top performers were Real Estate and Utilities, up 26.72% and 23.71%, respectively, according to Bloomberg. The S&P 500® Index posted a total return of 14.33% for the period. These two sectors are defensive in nature. They also tend to distribute cash dividends that are often well above those sectors that are more cyclical in nature. The higher dividend distributions likely drew the attention of fixed-income investors dissatisfied with the current low-yield climate in the bond market, in our opinion.
The absence of a new trade deal between the U.S. and China has been a bit of a wet blanket on the global economy. Global growth projections have been trimmed over time by such organizations as the International Monetary Fund. The tariffs have been in play for 19 months and counting as of October 2019. While the lack of any significant progress in the negotiations between the U.S. and China is a concern, we believe a remedy will be found. Remember, as uncertain as things may appear in the current climate, investors with diversified investment portfolios were most likely rewarded over the past 12 months. Stay the course and stay engaged!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Preferred Securities and Income ETF (FPE)
First Trust Preferred Securities and Income ETF’s (the “Fund”) investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities (“Preferred Securities”) and income-producing debt securities (“Income Securities”). The Fund invests in securities that are traded over-the-counter or listed on an exchange. For purposes of the 80% test set forth above, securities of open-end funds, closed-end funds or other exchange-traded funds (“ETFs”) registered under the Investment Company Act of 1940, as amended, that invest primarily in Preferred Securities or Income Securities are deemed to be Preferred Securities or Income Securities.
Preferred Securities held by the Fund generally pay fixed or adjustable-rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. Certain of the Preferred Securities may be issued by trusts or other special purpose entities created by companies specifically for the purpose of issuing such securities. Income Securities that may be held by the Fund include corporate bonds, high yield securities (commonly referred to as “junk” bonds) and convertible securities. The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may carry fixed or floating rates of interest.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/19	5 Years Ended 10/31/19	Inception (2/11/13) to 10/31/19	5 Years Ended 10/31/19	Inception (2/11/13) to 10/31/19
Fund Performance
NAV	12.25%	6.84%	5.68%	39.22%	44.90%
Market Price	12.36%	6.82%	5.67%	39.10%	44.87%
Index Performance
ICE BofAML Fixed Rate Preferred Securities Index	12.77%	6.47%	6.04%	36.83%	48.32%
ICE BofAML U.S. Capital Securities Index	14.84%	5.48%	6.05%	30.58%	48.37%
Blended Index(1)	13.82%	5.99%	6.06%	33.74%	48.48%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

(1)	The Blended Index consists of a 50/50 blend of the ICE BofAML Fixed Rate Preferred Securities Index and the ICE BofAML U.S. Capital Securities Index. The Blended Index reflects the diverse allocation of institutional preferred and hybrid securities in the Fund’s portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.

Fund Performance Overview (Unaudited) (Continued)
First Trust Preferred Securities and Income ETF (FPE)
Sector Allocation	% of Total Investments
Financials	68.8%
Utilities	11.7
Energy	6.3
Consumer Staples	3.5
Communication Services	3.2
Real Estate	3.0
Industrials	1.9
Materials	1.6
Total	100.0%

Credit Rating(2)	% of Total Investments
A	0.1%
A-	1.2
BBB+	7.7
BBB	14.0
BBB-	28.6
BB+	27.9
BB	10.3
BB-	3.9
B+	1.9
B	0.1
Not Rated	4.3
Total	100.0%

Country Allocation	% of Total Investments
United States	47.5%
United Kingdom	10.0
Canada	8.5
France	7.0
Italy	4.5
Netherlands	4.4
Switzerland	4.3
Australia	3.5
Bermuda	2.8
Japan	1.7
Spain	1.6
Mexico	1.5
Denmark	0.7
Finland	0.6
Cayman Islands	0.6
Sweden	0.4
Chile	0.3
Norway	0.1
Jersey	0.0*
Total	100.0%

*	Amount is less than 0.1%.
Top Ten Holdings	% of Total Investments
Emera, Inc., Series 16-A	3.0%
Barclays PLC	2.1
Enel S.p.A.	1.9
NiSource, Inc.	1.7
UniCredit S.p.A.	1.5
GMAC Capital Trust I, Series 2	1.5
Barclays PLC	1.4
Goldman Sachs Group (The), Inc., Series Q	1.3
BHP Billiton Finance USA Ltd.	1.3
Credit Agricole S.A.	1.3
Total	17.0%

(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Preferred Securities and Income ETF (FPE)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 1, 2014 through October 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/1/14 – 10/31/15	214	16	0	0
11/1/15 – 10/31/16	212	13	0	0
11/1/16 – 10/31/17	232	1	0	0
11/1/17 – 10/31/18	174	0	0	0
11/1/18 – 10/31/19	183	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/1/14 – 10/31/15	21	0	0	0
11/1/15 – 10/31/16	26	1	0	0
11/1/16 – 10/31/17	19	0	0	0
11/1/17 – 10/31/18	78	0	0	0
11/1/18 – 10/31/19	66	1	1	0

(3)	The Blended Index consists of a 50/50 blend of the ICE BofAML Fixed Rate Preferred Securities Index and the ICE BofAML U.S. Capital Securities Index. The Blended Index reflects the diverse allocation of institutional preferred and hybrid securities in the Fund’s portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.

Portfolio Commentary
First Trust Preferred Securities and Income ETF (FPE)
Annual Report
October 31, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Preferred Securities and Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming - Chief Executive Officer and President
Robert Wolf - Chief Investment Officer, Senior Vice President and Senior Portfolio Manager
Commentary
Market Recap
The fiscal year ended October 31, 2019 was a strong period for the preferred and hybrid securities market with all parts of the market experiencing positive performance. The beginning of the period was marked by weak returns and volatility, as global growth fears, central bank policy, and headline risk across the U.S., Europe and Asia weighed on financial markets during the fourth quarter of 2018. As investor sentiment waned, investment outflows across fixed income asset classes caused credit spreads to widen significantly within the preferred and hybrid securities market, leaving valuations at year-end 2018 at the lowest levels in five years. In response to the deteriorating growth and inflation expectations, the Federal Reserve (the “Fed”) and other central banks globally cut interest rates and embarked on increased stimulus measures. Additionally, the 10-Year Treasury yield fell by almost 150 basis points (“bps”), causing the 2-Year/10-Year part of the curve to flatten and an inversion of the 3-Month/10-Year part of the curve. Even as U.S.-China trade tensions simmered throughout the period, the supportive rate environment, positive fund inflows, and strong credit fundamentals in the preferred and hybrid securities market sparked a massive rally. For the fiscal year, the retail market produced returns of 12.77% while the institutional market gained 14.84%, according to the ICE BofAML Fixed Rate Preferred Securities Index (“P0P1”) and the ICE BofAML U.S. Capital Securities Index (“C0CS”), respectively. European contingent convertible capital securities (“CoCos”) also performed well as the prospects for a no-deal BREXIT diminished and Italy formed a new coalition government that figured to be more European Union (“E.U.”) and market friendly compared to its predecessor. By the end of the period, CoCos, as measured by the ICE BofAML USD Investment Grade Contingent Capital Index (“COCU”), earned 13.90%.
Performance Analysis
For the fiscal year ended October 31, 2019 the net asset value (“NAV”) and market price total returns for the Fund were 12.25% and 12.36%, respectively. This compares to a total return of 13.82% for the Fund’s benchmark, which is a 50/50 blend of the P0P1 and C0CS. The Fund modestly underperformed the benchmark during the period as a result of maintaining a conservative stance on duration management. This was partially offset by security selection and an overweight to European bank capital securities. In addition, investments in newly issued securities contributed positively to the Fund’s relative performance.
The Fund’s relative performance was hindered by maintaining a shorter duration than the benchmark. Interest rates globally trended lower during the fiscal year as central banks pivoted to a more dovish stance in early 2019, which resulted in longer duration securities outperforming. The Fund entered the period underweight these longer duration securities (7+ years) in order to protect against rising interest rates. Despite the outperformance of longer duration securities during the period, we still believe that it is prudent to remain underweight going forward. The yields on longer duration securities are similar to the 3-7 year duration securities but, in our opinion, the longer duration securities offer significantly less liquidity and inferior security structures.
The Fund’s security selection and overweight to European bank capital securities were among the largest positive contributors to relative performance during the fiscal year. Italian banks in particular outperformed during the period as the country’s newly formed coalition government figured to be more E.U. and market friendly than its predecessor. Additionally, the reduced prospects for a no-deal BREXIT along with the easing measures enacted by the European Central Bank both helped to tighten credit spreads across the curve for European banks. Going forward, the superior security structures in Europe along with the positive supply backdrop should continue to support the space, in our opinion.

Portfolio Commentary (Continued)
First Trust Preferred Securities and Income ETF (FPE)
Annual Report
October 31, 2019 (Unaudited)
The Fund also took advantage of opportunities within the primary issuance market during the period, selectively focusing on newly issued securities with the best combination of credit, relative valuation, and structure.
Market and Fund Outlook
Given the current market environment of low interest rates globally and stable credit metrics, we believe the fundamentals for outperformance of preferred and hybrid securities within the larger fixed-income market remain intact. Strong credit fundamentals of the underlying issuers may result in spread tightening within the asset class, in our view, which should help to insulate against volatility that may arise because of current geopolitical risks or unexpected interest rate increases. In addition, we believe the relatively high yields compared to other ﬁxed-income asset classes, limited new supply and the current low rate environment are supportive of the preferred and hybrid securities market. As a result, we believe preferreds and hybrids present a stable total return outlook supported by attractive projected income.
As we begin fiscal year 2020, we will continue to position the Fund to protect against the largest risks in the market while identifying the best securities from both a credit fundamentals and security structure standpoint to construct a balanced portfolio that we believe will lead to long term outperformance.

First Trust Preferred Securities and Income ETF (FPE)
Understanding Your Fund Expenses
October 31, 2019 (Unaudited)
As a shareholder of the First Trust Preferred Securities and Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Preferred Securities and Income ETF (FPE)
Actual	$1,000.00	$1,062.50	0.85%	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2019 through October 31, 2019), multiplied by 184/365 (to reflect the six-month period).

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments
October 31, 2019
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 27.3%
	Banks – 5.8%
163,904	Banco Santander S.A., Series 6, 3 Mo. LIBOR + 0.52% (a)	4.00%	(b)	$3,845,188
337,161	Bank of America Corp., Series CC	6.20%	(b)	8,789,787
100,060	Bank of America Corp., Series GG	6.00%	(b)	2,726,635
188,455	Bank of America Corp., Series HH	5.88%	(b)	5,114,669
886,029	Citigroup Capital XIII, 3 Mo. LIBOR + 6.37% (a)	8.31%	10/30/40	24,179,731
218,958	Citigroup, Inc., Series K (c)	6.88%	(b)	6,196,511
741,900	Fifth Third Bancorp, Series A	6.00%	(b)	20,372,574
103,299	Fifth Third Bancorp, Series I (c)	6.63%	(b)	2,946,087
18,073	FNB Corp. (c)	7.25%	(b)	538,575
2,535,803	GMAC Capital Trust I, Series 2, 3 Mo. LIBOR + 5.79% (a)	7.94%	02/15/40	66,970,557
994,609	Huntington Bancshares, Inc., Series D	6.25%	(b)	26,068,702
250,721	ING Groep N.V.	6.13%	(b)	6,541,311
1,035	JPMorgan Chase & Co., Series DD	5.75%	(b)	28,152
530,300	JPMorgan Chase & Co., Series GG	4.75%	(b)	13,257,500
94,005	KeyCorp, Series E (c)	6.13%	(b)	2,818,270
52,937	KeyCorp, Series G	5.63%	(b)	1,418,712
952,957	People’s United Financial, Inc., Series A (c)	5.63%	(b)	25,663,132
527,728	Regions Financial Corp., Series A	6.38%	(b)	13,610,105
55,203	Synovus Financial Corp., Series D (c)	6.30%	(b)	1,463,984
597,602	Synovus Financial Corp., Series E (c)	5.88%	(b)	15,800,597
79,253	Valley National Bancorp, Series A (c)	6.25%	(b)	2,331,623
129,041	Valley National Bancorp, Series B (c)	5.50%	(b)	3,352,485
36,691	Wells Fargo & Co., Series O	5.13%	(b)	927,548
2,341	Wells Fargo & Co., Series P	5.25%	(b)	59,298
236,495	Wells Fargo & Co., Series V	6.00%	(b)	6,163,060
52,329	Wells Fargo & Co., Series X	5.50%	(b)	1,360,031
64,130	Western Allliance Bancorp	6.25%	07/01/56	1,709,065
217,187	Wintrust Financial Corp., Series D (c) (d)	6.50%	(b)	6,348,376
				270,602,265
	Capital Markets – 2.8%
364,917	Affiliated Managers Group, Inc.	5.88%	03/30/59	9,728,687
419,954	Apollo Global Management, Inc., Series B	6.38%	(b)	11,309,361
679,710	Goldman Sachs Group (The), Inc., Series K (c)	6.38%	(b)	19,120,242
333,051	Morgan Stanley, Series E (c)	7.13%	(b)	9,681,793
1,559,134	Morgan Stanley, Series F (c)	6.88%	(b)	44,372,954
317,092	Oaktree Capital Group LLC, Series A	6.63%	(b)	8,551,971
397,998	Oaktree Capital Group LLC, Series B	6.55%	(b)	10,702,166
446,502	State Street Corp., Series G (c)	5.35%	(b)	12,381,500
106,698	Stifel Financial Corp., Series A	6.25%	(b)	2,850,971
				128,699,645
	Consumer Finance – 0.2%
462,211	Capital One Financial Corp., Series I	5.00%	(b)	11,615,362
	Diversified Financial Services – 0.5%
862,994	National Rural Utilities Cooperative Finance Corp.	5.50%	05/15/64	23,818,634
	Diversified Telecommunication Services – 1.2%
962,640	Qwest Corp.	6.88%	10/01/54	25,067,145
61,661	Qwest Corp.	6.63%	09/15/55	1,597,020
338,096	Qwest Corp.	6.50%	09/01/56	8,618,067
791,527	Qwest Corp.	6.75%	06/15/57	20,840,906
				56,123,138

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2019
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Electric Utilities – 0.4%
203,869	NextEra Energy Capital Holdings, Inc., Series N	5.65%	03/01/79	$5,661,442
231,636	PPL Capital Funding, Inc., Series B	5.90%	04/30/73	5,890,504
277,316	SCE Trust V, Series K (c)	5.45%	(b)	6,633,399
75,140	Southern (The) Co.	5.25%	12/01/77	1,997,221
				20,182,566
	Equity Real Estate Investment Trusts – 2.7%
443,413	American Homes 4 Rent, Series D	6.50%	(b)	11,879,034
1,005,955	American Homes 4 Rent, Series E	6.35%	(b)	26,738,284
325,732	Colony Capital, Inc., Series E	8.75%	(b)	8,309,423
337	Colony Capital, Inc., Series I	7.15%	(b)	8,021
558,186	Colony Capital, Inc., Series J	7.13%	(b)	13,273,663
439,626	Digital Realty Trust, Inc., Series K	5.85%	(b)	12,014,979
407,466	Digital Realty Trust, Inc., Series L	5.20%	(b)	10,594,116
238,994	Farmland Partners, Inc., Series B, steps up 10/01/24 to 10.00% (e)	6.00%	(b)	5,781,265
306,066	Global Net Lease, Inc., Series A	7.25%	(b)	8,021,990
8,334	Taubman Centers, Inc., Series J	6.50%	(b)	215,517
79,885	Urstadt Biddle Properties, Inc., Series H	6.25%	(b)	2,128,136
1,020,460	VEREIT, Inc., Series F	6.70%	(b)	25,919,684
				124,884,112
	Food Products – 1.1%
733,131	CHS, Inc., Series 2 (c)	7.10%	(b)	20,065,796
784,268	CHS, Inc., Series 3 (c)	6.75%	(b)	20,822,315
334,824	CHS, Inc., Series 4	7.50%	(b)	9,267,928
				50,156,039
	Gas Utilities – 0.2%
326,006	South Jersey Industries, Inc.	5.63%	09/16/79	8,544,617
104,625	Spire, Inc., Series A	5.90%	(b)	2,831,153
				11,375,770
	Insurance – 5.7%
1,061,762	Aegon Funding Corp. II	5.10%	12/15/49	27,350,989
530,104	Aegon N.V.	6.38%	(b)	13,422,233
642,195	Allstate (The) Corp., Series H	5.10%	(b)	16,844,775
211,856	AmTrust Financial Services, Inc.	7.25%	06/15/55	4,279,491
250,540	AmTrust Financial Services, Inc.	7.50%	09/15/55	5,166,135
39,309	Arch Capital Group Ltd., Series E	5.25%	(b)	1,002,379
18,164	Arch Capital Group Ltd., Series F	5.45%	(b)	471,356
64,355	Aspen Insurance Holdings Ltd.	5.63%	(b)	1,675,804
391,728	Aspen Insurance Holdings Ltd.	5.63%	(b)	10,271,108
1,087,352	Aspen Insurance Holdings Ltd. (c)	5.95%	(b)	29,315,010
105,879	Assured Guaranty Municipal Holdings, Inc.	6.25%	11/01/02	2,774,030
1,337,575	Athene Holding Ltd., Series A (c)	6.35%	(b)	37,599,233
3,861	Axis Capital Holdings Ltd., Series E	5.50%	(b)	99,730
538,767	Delphi Financial Group, Inc., 3 Mo. LIBOR + 3.19% (a)	5.35%	05/15/37	11,852,874
1,048,282	Enstar Group Ltd., Series D (c)	7.00%	(b)	28,680,996
568,108	Global Indemnity Ltd.	7.75%	08/15/45	14,492,435
460,241	Global Indemnity Ltd.	7.88%	04/15/47	12,320,652
286,779	National General Holdings Corp.	7.63%	09/15/55	7,542,288
122,773	National General Holdings Corp., Series C	7.50%	(b)	3,037,404
320,197	PartnerRe Ltd., Series H	7.25%	(b)	8,629,309
262,320	Phoenix Cos. (The), Inc.	7.45%	01/15/32	4,285,784
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2019
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Insurance (Continued)
881,232	Reinsurance Group of America, Inc. (c)	5.75%	06/15/56	$24,868,367
				265,982,382
	Mortgage Real Estate Investment Trusts – 1.5%
350,909	AGNC Investment Corp., Series C (c)	7.00%	(b)	9,099,070
271,222	AGNC Investment Corp., Series D (c)	6.88%	(b)	6,883,614
522,097	Annaly Capital Management, Inc., Series F (c)	6.95%	(b)	13,595,406
115,741	Annaly Capital Management, Inc., Series I (c)	6.75%	(b)	3,005,794
209,496	Invesco Mortgage Capital, Inc., Series B (c)	7.75%	(b)	5,832,369
179,150	Invesco Mortgage Capital, Inc., Series C (c)	7.50%	(b)	4,779,722
132,678	MFA Financial, Inc.	8.00%	04/15/42	3,465,549
347,189	Two Harbors Investment Corp., Series B (c)	7.63%	(b)	9,099,824
593,754	Two Harbors Investment Corp., Series C (c)	7.25%	(b)	15,217,915
				70,979,263
	Multi-Utilities – 1.9%
553,318	Algonquin Power & Utilities Corp. (c)	6.88%	10/17/78	15,465,238
933,136	Algonquin Power & Utilities Corp., Series 19-A (c)	6.20%	07/01/79	25,913,187
31,112	CMS Energy Corp.	5.88%	10/15/78	854,335
221,229	CMS Energy Corp.	5.88%	03/01/79	6,185,563
764,853	Integrys Holding, Inc. (c)	6.00%	08/01/73	21,224,671
553,292	Just Energy Group, Inc., Series A (c)	8.50%	(b)	10,186,106
336,000	NiSource, Inc., Series B (c)	6.50%	(b)	9,310,560
				89,139,660
	Oil, Gas & Consumable Fuels – 1.2%
546,885	Enbridge, Inc., Series B (c)	6.38%	04/15/78	15,017,462
14,073	Energy Transfer Operating L.P., Series C (c)	7.38%	(b)	340,848
58,905	Energy Transfer Operating L.P., Series D (c)	7.63%	(b)	1,453,775
900,149	Energy Transfer Operating L.P., Series E (c)	7.60%	(b)	22,755,767
636,351	NuStar Logistics, L.P., 3 Mo. LIBOR + 6.73% (a)	8.73%	01/15/43	16,576,944
				56,144,796
	Real Estate Management & Development – 0.3%
444,355	Brookfield Property Partners L.P., Series A2	6.38%	(b)	12,188,658
	Thrifts & Mortgage Finance – 0.5%
915,543	New York Community Bancorp, Inc., Series A (c)	6.38%	(b)	25,561,961
	Trading Companies & Distributors – 0.5%
841,249	Air Lease Corp., Series A (c)	6.15%	(b)	22,823,085
	Wireless Telecommunication Services – 0.8%
278,558	United States Cellular Corp.	7.25%	12/01/63	7,284,292
1,049,067	United States Cellular Corp.	7.25%	12/01/64	28,608,057
				35,892,349
	Total $25 Par Preferred Securities			1,276,169,685
	(Cost $1,234,800,439)
$100 PAR PREFERRED SECURITIES – 1.3%
	Banks – 0.9%
67,820	AgriBank FCB (c)	6.88%	(b)	7,333,038
62,100	CoBank ACB, Series F (c)	6.25%	(b)	6,598,125
119,974	CoBank ACB, Series G	6.13%	(b)	12,357,322
40,008	CoBank ACB, Series H (c)	6.20%	(b)	4,324,865

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2019
Shares	Description	Stated Rate	Stated Maturity	Value
$100 PAR PREFERRED SECURITIES (Continued)
	Banks (Continued)
93,015	Farm Credit Bank of Texas (c) (f)	6.75%	(b)	$10,092,127
				40,705,477
	Consumer Finance – 0.4%
344,406	SLM Corp., Series B, 3 Mo. LIBOR + 1.70% (a)	3.82%	(b)	18,887,225
	Total $100 Par Preferred Securities			59,592,702
	(Cost $59,768,634)
$1,000 PAR PREFERRED SECURITIES – 1.3%
	Banks – 1.0%
39,800	Farm Credit Bank of Texas, Series 1	10.00%	(b)	44,227,750
	Diversified Financial Services – 0.1%
5,500	Compeer Financial ACA (c) (f)	6.75%	(b)	5,720,000
	Oil, Gas & Consumable Fuels – 0.2%
10,000	Kinder Morgan GP, Inc., 3 Mo. LIBOR + 3.90% (a) (g)	6.02%	08/18/57	9,006,560
	Total $1,000 Par Preferred Securities			58,954,310
	(Cost $62,410,400)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 66.6%
	Banks – 34.6%
$34,949,000	Australia & New Zealand Banking Group Ltd. (c) (f) (h)	6.75%	(b)	39,391,193
9,000,000	Banco Bilbao Vizcaya Argentaria S.A. (c) (h)	6.13%	(b)	8,861,850
20,400,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (c) (h)	6.50%	(b)	21,089,153
18,500,000	Banco Mercantil del Norte S.A. (c) (f) (h)	6.75%	(b)	18,934,935
9,000,000	Banco Mercantil del Norte S.A. (c) (f) (h)	7.50%	(b)	9,396,000
8,500,000	Banco Mercantil del Norte S.A. (c) (f) (h)	7.63%	(b)	8,914,460
10,600,000	Banco Mercantil del Norte S.A. (c) (f) (h)	5.75%	10/04/31	10,745,856
35,400,000	Banco Santander S.A. (c) (h)	7.50%	(b)	38,409,000
24,100,000	Bank of America Corp., Series JJ (c)	5.13%	(b)	25,395,375
9,528,000	Bank of America Corp., Series X (c)	6.25%	(b)	10,544,781
5,212,000	Bank of America Corp., Series Z (c)	6.50%	(b)	5,913,457
89,190,000	Barclays PLC (c) (h)	7.88%	(b)	95,372,116
57,000,000	Barclays PLC (c) (h)	8.00%	(b)	62,242,005
20,259,000	BB&T Corp. (c)	4.80%	(b)	20,638,856
19,000,000	BBVA Bancomer S.A. (c) (f) (h)	5.88%	09/13/34	19,351,500
12,340,000	BNP Paribas S.A. (c) (f) (h)	6.63%	(b)	13,150,923
20,961,000	BNP Paribas S.A. (c) (f) (h)	6.75%	(b)	22,069,732
10,950,000	BNP Paribas S.A. (c) (f) (h)	7.38%	(b)	12,382,862
37,000,000	BNP Paribas S.A. (c) (f) (h)	7.63%	(b)	38,862,950
12,000,000	Citigroup, Inc. (c)	5.90%	(b)	12,713,580
4,750,000	Citigroup, Inc. (c)	5.95%	(b)	5,017,188
10,600,000	Citigroup, Inc., Series O (c)	5.88%	(b)	10,749,407
12,000,000	Citigroup, Inc., Series P (c)	5.95%	(b)	12,850,260
4,000,000	Citigroup, Inc., Series Q (c)	5.95%	(b)	4,088,860
8,000,000	Citigroup, Inc., Series R (c)	6.13%	(b)	8,247,200
34,250,000	Citigroup, Inc., Series T (c)	6.25%	(b)	38,646,159
37,600,000	Citigroup, Inc., Series U (c)	5.00%	(b)	38,892,500
10,116,000	Citizens Financial Group, Inc., Series A (c)	5.50%	(b)	10,227,731
20,474,000	CoBank ACB, Series I (c)	6.25%	(b)	22,075,886
30,960,000	Credit Agricole S.A. (c) (f) (h)	6.88%	(b)	33,691,136
50,100,000	Credit Agricole S.A. (c) (f) (h)	7.88%	(b)	56,610,896
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2019
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$2,000,000	Credit Agricole S.A. (c) (h)	7.88%	(b)	$2,259,916
36,400,000	Credit Agricole S.A. (c) (f) (h)	8.13%	(b)	43,682,402
27,713,000	Danske Bank A.S. (c) (h)	6.13%	(b)	28,382,241
5,000,000	Danske Bank A.S. (c) (h)	7.00%	(b)	5,331,850
3,600,000	DNB Bank ASA (c) (h)	5.75%	(b)	3,625,819
7,650,000	Farm Credit Bank of Texas, Series 3 (c) (f)	6.20%	(b)	7,979,553
2,000,000	HBOS Capital Funding L.P.	6.85%	(b)	2,040,010
37,119,000	HSBC Holdings PLC (c) (h)	6.38%	(b)	39,581,289
18,780,000	ING Groep N.V. (c) (h)	5.75%	(b)	19,261,237
22,179,000	ING Groep N.V. (c) (h)	6.50%	(b)	23,646,141
47,583,000	ING Groep N.V. (c) (h)	6.88%	(b)	50,319,022
46,425,000	Intesa Sanpaolo S.p.A. (c) (f) (h)	7.70%	(b)	48,960,037
21,300,000	JPMorgan Chase & Co., Series FF (c)	5.00%	(b)	22,178,625
14,740,000	JPMorgan Chase & Co., Series I, 3 Mo. LIBOR + 3.47% (a)	5.41%	(b)	14,850,845
47,519,000	JPMorgan Chase & Co., Series V, 3 Mo. LIBOR + 3.32% (a)	5.42%	(b)	47,911,032
18,651,000	JPMorgan Chase & Co., Series Z (c)	5.30%	(b)	18,934,775
12,100,000	Lloyds Bank PLC (c) (f)	12.00%	(b)	14,769,563
14,088,000	Lloyds Bank PLC (c)	12.00%	(b)	17,196,165
18,000,000	Lloyds Banking Group PLC (c) (h)	6.75%	(b)	19,192,500
29,481,000	Lloyds Banking Group PLC (c) (h)	7.50%	(b)	32,355,397
17,600,000	Lloyds Banking Group PLC (c) (h)	7.50%	(b)	19,378,392
25,700,000	M&T Bank Corp., Series G (c)	5.00%	(b)	26,856,500
26,000,000	Nordea Bank Abp (c) (f) (h)	6.63%	(b)	28,362,230
46,025,000	Royal Bank of Scotland Group PLC (c) (h)	8.00%	(b)	52,756,156
47,400,000	Royal Bank of Scotland Group PLC (c) (h)	8.63%	(b)	51,192,000
2,400,000	Skandinaviska Enskilda Banken AB (c) (h)	5.63%	(b)	2,458,500
44,100,000	Societe Generale S.A. (c) (f) (h)	7.38%	(b)	46,525,500
16,800,000	Societe Generale S.A. (c) (f) (h)	7.88%	(b)	18,429,012
20,000,000	Societe Generale S.A. (c) (h)	7.88%	(b)	21,939,300
20,000,000	Standard Chartered PLC (c) (f) (h)	7.50%	(b)	21,250,000
25,000,000	Standard Chartered PLC (c) (f) (h)	7.75%	(b)	27,236,625
13,600,000	Swedbank AB (c) (h)	6.00%	(b)	14,145,306
64,150,000	UniCredit S.p.A. (c) (h)	8.00%	(b)	67,877,821
23,051,000	Wells Fargo & Co., Series K, 3 Mo. LIBOR + 3.77% (a)	5.89%	(b)	23,367,951
				1,619,711,519
	Capital Markets – 6.4%
33,400,000	Credit Suisse Group AG (c) (f) (h)	6.38%	(b)	35,278,750
5,175,000	Credit Suisse Group AG (c) (h)	7.13%	(b)	5,532,825
9,000,000	Credit Suisse Group AG (c) (f) (h)	7.25%	(b)	9,795,195
48,638,000	Credit Suisse Group AG (c) (f) (h)	7.50%	(b)	54,047,518
34,200,000	Credit Suisse Group AG (c) (f) (h)	7.50%	(b)	36,905,733
23,098,000	E*TRADE Financial Corp., Series A (c)	5.88%	(b)	24,252,900
22,558,000	Goldman Sachs Group (The), Inc., Series M (c)	5.38%	(b)	22,891,520
54,467,000	Goldman Sachs Group (The), Inc., Series Q (c)	5.50%	(b)	58,331,434
3,000,000	UBS Group AG (c) (h)	6.88%	(b)	3,123,261
26,389,000	UBS Group AG (c) (h)	6.88%	(b)	28,678,246
18,750,000	UBS Group AG (c) (h)	7.00%	(b)	20,956,950
				299,794,332
	Consumer Finance – 0.1%
6,500,000	American Express Co., Series C (c)	4.90%	(b)	6,542,380
	Diversified Financial Services – 0.6%
25,571,000	Voya Financial, Inc. (c)	5.65%	05/15/53	27,080,200

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2019
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Diversified Telecommunication Services – 1.1%
$13,882,000	Koninklijke KPN N.V. (c) (f)	7.00%	03/28/73	$15,239,243
32,910,000	Koninklijke KPN N.V. (c)	7.00%	03/28/73	36,127,611
				51,366,854
	Electric Utilities – 5.8%
21,410,000	Duke Energy Corp. (c)	4.88%	(b)	22,622,341
121,043,000	Emera, Inc., Series 16-A (c)	6.75%	06/15/76	136,291,997
74,468,000	Enel S.p.A. (c) (f)	8.75%	09/24/73	87,872,240
9,683,000	PPL Capital Funding, Inc., Series A, 3 Mo. LIBOR + 2.67% (a)	4.77%	03/30/67	8,653,001
14,345,000	Southern (The) Co., Series B (c)	5.50%	03/15/57	15,013,028
				270,452,607
	Energy Equipment & Services – 1.6%
38,000,000	Transcanada Trust (c)	5.50%	09/15/79	40,660,000
30,442,000	Transcanada Trust, Series 16-A (c)	5.88%	08/15/76	33,075,842
				73,735,842
	Food Products – 2.3%
6,700,000	Dairy Farmers of America, Inc. (g)	7.13%	(b)	6,608,880
23,748,000	Land O’Lakes Capital Trust I (g)	7.45%	03/15/28	26,835,240
34,431,000	Land O’Lakes, Inc. (f)	7.00%	(b)	32,429,698
12,720,000	Land O’Lakes, Inc. (f)	7.25%	(b)	12,274,800
31,000,000	Land O’Lakes, Inc. (f)	8.00%	(b)	31,310,000
				109,458,618
	Independent Power & Renewable Electricity Producers – 0.3%
13,400,000	AES Gener S.A. (c) (f)	6.35%	10/07/79	13,477,720
	Insurance – 5.1%
25,677,000	Asahi Mutual Life Insurance Co. (c)	6.50%	(b)	27,066,318
12,900,000	Asahi Mutual Life Insurance Co. (c)	7.25%	(b)	13,706,162
36,200,000	Assurant, Inc. (c)	7.00%	03/27/48	40,056,024
8,983,000	Everest Reinsurance Holdings, Inc., 3 Mo. LIBOR + 2.39% (a)	4.54%	05/15/37	8,233,773
13,700,000	Fortegra Financial Corp. (c) (g)	8.50%	10/15/57	14,611,324
4,020,000	Fukoku Mutual Life Insurance Co. (c)	6.50%	(b)	4,502,750
40,506,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (a) (f)	4.28%	02/12/47	35,786,241
6,230,000	La Mondiale SAM (c)	5.88%	01/26/47	6,743,352
25,440,000	Mitsui Sumitomo Insurance Co., Ltd. (c) (f)	7.00%	03/15/72	27,895,469
4,435,000	Prudential Financial, Inc. (c)	5.63%	06/15/43	4,809,159
21,900,000	QBE Insurance Group Ltd. (c) (f)	7.50%	11/24/43	24,506,538
605,000	QBE Insurance Group Ltd. (c)	7.50%	11/24/43	677,007
19,299,000	QBE Insurance Group Ltd. (c)	6.75%	12/02/44	21,451,224
3,655,000	Sumitomo Life Insurance Co. (c) (f)	6.50%	09/20/73	4,121,999
6,000,000	VIVAT N.V. (c)	6.25%	(b)	6,018,510
				240,185,850
	Metals & Mining – 1.5%
11,673,000	BHP Billiton Finance USA Ltd. (c) (f)	6.25%	10/19/75	12,071,283
49,373,000	BHP Billiton Finance USA Ltd. (c) (f)	6.75%	10/19/75	57,962,421
				70,033,704
	Multi-Utilities – 2.7%
46,813,000	CenterPoint Energy, Inc., Series A (c)	6.13%	(b)	49,772,284
74,970,000	NiSource, Inc. (c)	5.65%	(b)	76,148,153
				125,920,437
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2019
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Oil, Gas & Consumable Fuels – 3.1%
$17,675,000	DCP Midstream Operating L.P. (c) (f)	5.85%	05/21/43	$15,907,500
15,367,000	Enbridge, Inc. (c)	5.50%	07/15/77	15,697,698
37,000,000	Enbridge, Inc. (c)	6.25%	03/01/78	39,849,000
48,888,000	Enbridge, Inc., Series 16-A (c)	6.00%	01/15/77	51,651,150
29,460,000	Energy Transfer Operating L.P., 3 Mo. LIBOR + 3.02% (a)	5.27%	11/01/66	22,242,300
				145,347,648
	Trading Companies & Distributors – 0.6%
26,700,000	AerCap Holdings N.V. (c)	5.88%	10/10/79	27,968,250
	Transportation Infrastructure – 0.8%
33,700,000	AerCap Global Aviation Trust (c) (f)	6.50%	06/15/45	37,112,125
	Total Capital Preferred Securities			3,118,188,086
	(Cost $3,045,137,073)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 0.3%
	Insurance – 0.3%
14,000,000	AmTrust Financial Services, Inc.	6.13%	08/15/23	14,102,778
	(Cost $13,973,021)

Total Investments – 96.8%	4,527,007,561
(Cost $4,416,089,567) (i)
Net Other Assets and Liabilities – 3.2%	151,511,517
Net Assets – 100.0%	$4,678,519,078

(a)	Floating or variable rate security.
(b)	Perpetual maturity.
(c)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2019. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(d)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor (the “Advisor”).
(e)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2019, securities noted as such amounted to $1,100,503,965 or 23.5% of net assets.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(h)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2019, securities noted as such amounted to $1,391,943,738 or 29.8% of net assets. Of these securities, 4.8% originated in emerging markets, and 95.2% originated in foreign markets.
(i)	Aggregate cost for federal income tax purposes was $4,415,561,352. As of October 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $141,852,601 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $30,406,392. The net unrealized appreciation was $111,446,209.

LIBOR	London Interbank Offered Rate

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2019

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Banks	$ 270,602,265	$ 257,344,765	$ 13,257,500	$ —
Insurance	265,982,382	240,398,098	25,584,284	—
Multi-Utilities	89,139,660	67,914,989	21,224,671	—
Other industry categories*	650,445,378	650,445,378	—	—
$100 Par Preferred Securities:
Banks	40,705,477	—	40,705,477	—
Consumer Finance	18,887,225	18,887,225	—	—
$1,000 Par Preferred Securities*	58,954,310	—	58,954,310	—
Capital Preferred Securities*	3,118,188,086	—	3,118,188,086	—
Corporate Bonds and Notes*	14,102,778	—	14,102,778	—
Total Investments	$ 4,527,007,561	$ 1,234,990,455	$ 3,292,017,106	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Statement of Assets and Liabilities
October 31, 2019
ASSETS:
Investments, at value (Cost $4,416,089,567)	$ 4,527,007,561
Cash	123,123,894
Due from authorized participant	11,370
Receivables:
Interest	38,874,650
Fund shares sold	16,889,474
Investment securities sold	16,789,901
Dividends	1,959,269
Interest reclaims	616,485
Dividend reclaims	198,027
Total Assets	4,725,470,631
LIABILITIES:
Payables:
Investment securities purchased	43,679,873
Investment advisory fees	3,271,680
Total Liabilities	46,951,553
NET ASSETS	$4,678,519,078
NET ASSETS consist of:
Paid-in capital	$ 4,607,101,435
Par value	2,352,050
Accumulated distributable earnings (loss)	69,065,593
NET ASSETS	$4,678,519,078
NET ASSET VALUE, per share	$19.89
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	235,205,000

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Statement of Operations
For the Year Ended October 31, 2019
INVESTMENT INCOME:
Interest	$ 165,300,259
Dividends	72,671,835
Foreign withholding tax	(187,991)
Total investment income	237,784,103
EXPENSES:
Investment advisory fees	30,920,954
Total expenses	30,920,954
NET INVESTMENT INCOME (LOSS)	206,863,149
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(14,171,614)
In-kind redemptions	(1,824,691)
Net realized gain (loss)	(15,996,305)
Net change in unrealized appreciation (depreciation) on investments	228,190,107
NET REALIZED AND UNREALIZED GAIN (LOSS)	212,193,802
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 419,056,951
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Statements of Changes in Net Assets
	Year Ended 10/31/2019	Year Ended 10/31/2018
OPERATIONS:
Net investment income (loss)	$ 206,863,149	$ 189,704,806
Net realized gain (loss)	(15,996,305)	(16,623,796)
Net change in unrealized appreciation (depreciation)	228,190,107	(225,468,777)
Net increase (decrease) in net assets resulting from operations	419,056,951	(52,387,767)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(203,753,030)	(190,356,696)
Return of capital	(3,977,192)	(54,410)
Total distributions to shareholders	(207,730,222)	(190,411,106)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,376,507,572	798,475,609
Cost of shares redeemed	(283,687,184)	(207,387,810)
Net increase (decrease) in net assets resulting from shareholder transactions	1,092,820,388	591,087,799
Total increase (decrease) in net assets	1,304,147,117	348,288,926
NET ASSETS:
Beginning of period	3,374,371,961	3,026,083,035
End of period	$ 4,678,519,078	$ 3,374,371,961
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	179,855,000	150,305,000
Shares sold	70,900,000	40,400,000
Shares redeemed	(15,550,000)	(10,850,000)
Shares outstanding, end of period	235,205,000	179,855,000

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 18.76	$ 20.13	$ 19.47	$ 18.97	$ 19.04
Income from investment operations:
Net investment income (loss)	1.08	1.08	1.08	1.12	1.16 (a)
Net realized and unrealized gain (loss)	1.14	(1.37)	0.66	0.52	(0.10)
Total from investment operations	2.22	(0.29)	1.74	1.64	1.06
Distributions paid to shareholders from:
Net investment income	(1.07)	(1.08)	(1.08)	(1.13)	(1.13)
Return of capital	(0.02)	(0.00) (b)	(0.00) (b)	(0.01)	—
Total distributions	(1.09)	(1.08)	(1.08)	(1.14)	(1.13)
Net asset value, end of period	$19.89	$18.76	$20.13	$19.47	$18.97
Total return (c)	12.25%	(1.47)%	9.24%	8.97%	5.75%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 4,678,519	$ 3,374,372	$ 3,026,083	$ 1,375,398	$ 413,705
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	5.69%	5.56%	5.54%	5.97%	6.15%
Portfolio turnover rate (d)	28%	24%	13%	32%	50%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2019
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is a diversified open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of fifteen funds that are offering shares. This report covers the First Trust Preferred Securities and Income ETF (the “Fund”), which trades under the ticker FPE on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for securities in which the Fund invests or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities and income-producing debt securities, including corporate bonds, high-yield securities (commonly referred to as “junk” bonds) and convertible securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Preferred stocks, real estate investment trusts (“REITs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2019
7)	reference data including market research publications.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2019
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative References Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”).
At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates of any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Fund cannot yet be determined.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2019, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2019
(Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
Dairy Farmers of America, Inc., 7.13%	09/15/16-08/10/17	$6,700,000	$98.64	$6,788,500	$6,608,880	0.14%
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17-03/12/18	$13,700,000	106.65	13,719,014	14,611,324	0.31
Kinder Morgan GP, Inc., 6.02%, 08/18/57	03/21/17-10/16/17	10,000	900.66	9,215,000	9,006,560	0.19
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	03/20/15-05/09/18	$23,748,000	113.00	26,205,671	26,835,240	0.58
				$55,928,185	$57,062,004	1.22%
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2019 and 2018, was as follows:
Distributions paid from:	2019	2018
Ordinary income	$203,753,030	$190,356,696
Capital gains	—	—
Return of capital	3,977,192	54,410
As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(42,380,616)
Net unrealized appreciation (depreciation)	111,446,209
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of October 31, 2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2019, the Fund had $42,380,616 of non-expiring capital loss carryforwards for federal income tax purposes.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2019
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2019, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(888,004)	$2,675,773	$(1,787,769)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
G. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”), a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Stonebridge and its management of the investment of the Fund’s assets and will pay Stonebridge for its services as the Fund’s sub-advisor. First Trust is responsible for the Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Stonebridge receives a sub-advisory fee equal to 0.425% of the average daily net assets of the Fund less Stonebridge’s share of the

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2019
Fund’s expenses. The Sub-Advisor’s fee is paid by the Advisor out of the Advisor’s management fee. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2019, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $1,862,816,048 and $993,705,283, respectively.
For the fiscal year ended October 31, 2019, the cost of in-kind purchases and proceeds from in-kind sales were $173,068,633 and $68,737,872, respectively.
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2019
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2021.
7. Borrowings
First Trust Preferred Securities and Income ETF, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, has a $385 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 6, 2019 the commitment amount was $360 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2019.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
Effective November 25, 2019, the Scotia Credit Agreement was amended and the credit limit was increased from $385 million to $410 million.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Preferred Securities and Income ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 23, 2019
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2019, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
26.45%	66.32%
A portion of the ordinary dividends (including short-term capital gains) that the Fund paid to shareholders during the taxable year ended October 31, 2019, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2019 (Unaudited)
by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2019 (Unaudited)
adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Preferred Securities and Income ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2020 at a meeting held on June 2, 2019. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2019 and June 2, 2019, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2019, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 2, 2019 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2019 (Unaudited)
services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2019 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board considered that, in addition to the written materials provided by the Sub-Advisor, at the June 2, 2019 meeting, the Board also received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team.
In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2018 to the performance of the funds in the Performance Universe and to that of a blended benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the blended benchmark index for the three- and five-year periods ended December 31, 2018 but underperformed the Performance Universe median and the blended benchmark index for the one-year period ended December 31, 2018.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2018 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2019 (Unaudited)
complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that FTCP, has an ownership interest in the Sub-Advisor and considered potential fall-out benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s expenses in providing sub-advisory services to the Fund and noted the Sub-Advisor’s hiring of additional personnel in the past year and commitment to add additional resources if assets increase. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee, and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including potential fall-out benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorized and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Preferred Securities and Income ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2018, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $1,560,260. This figure is comprised of $68,370 paid (or to be paid) in fixed compensation and $1,491,890 paid (or to be paid) in variable compensation. There were a total of 14 beneficiaries of the remuneration described above. Those amounts include $990,848 paid (or to be paid) to senior management of First Trust Advisors L.P. and $569,412 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2019 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	162	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	162	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	162	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	162	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	162	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2019 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2019 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Managed Municipal ETF (FMB)

Annual Report
For the Year Ended
October 31, 2019

First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Managed Municipal ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Managed Municipal ETF (FMB)
Annual Letter from the Chairman and CEO
October 31, 2019
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Managed Municipal ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2019, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
One of our responsibilities as asset managers is to be good listeners. Perhaps the most effective way in which we do this continually is by paying close attention to mutual fund and exchange-traded fund (ETF) money flows. After all, investors vote with their dollars, and money flows provide valuable feedback with respect to their biases. Over the past 12 months, we have learned that investors, in general, have grown more risk-averse. For the 12-month period ended October 31, 2019, investors funneled an estimated net $359.56 billion into bond mutual funds and ETFs, while liquidating an estimated net $56.86 billion from equity mutual funds and ETFs, according to data from Morningstar. Over the same period, money market funds took in an estimated net $583.27 billion. Those figures were more balanced for the full-year 2018. Those estimated net flows were as follows: $94.42 billion (equity mutual funds & ETFs); $137.60 billion (bond mutual funds & ETFs); and $161.60 billion (money market funds).
In addition to monitoring fund flows, we watch the performance of all the asset classes. Market returns can either help validate or invalidate our interpretation of money flows. As we noted above, we believe that investors have tempered their appetite for risk, and the returns on the major sectors that comprise the S&P 500® Index back it up. For the 12-month period ended October 31, 2019, as measured by total return, the top performers were Real Estate and Utilities, up 26.72% and 23.71%, respectively, according to Bloomberg. The S&P 500® Index posted a total return of 14.33% for the period. These two sectors are defensive in nature. They also tend to distribute cash dividends that are often well above those sectors that are more cyclical in nature. The higher dividend distributions likely drew the attention of fixed-income investors dissatisfied with the current low-yield climate in the bond market, in our opinion.
The absence of a new trade deal between the U.S. and China has been a bit of a wet blanket on the global economy. Global growth projections have been trimmed over time by such organizations as the International Monetary Fund. The tariffs have been in play for 19 months and counting as of October 2019. While the lack of any significant progress in the negotiations between the U.S. and China is a concern, we believe a remedy will be found. Remember, as uncertain as things may appear in the current climate, investors with diversified investment portfolios were most likely rewarded over the past 12 months. Stay the course and stay engaged!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Managed Municipal ETF (FMB)
The primary investment objective of First Trust Managed Municipal ETF (the “Fund”) is to generate current income that is exempt from regular federal income taxes and its secondary objective is long-term capital appreciation. The Fund lists and principally trades its shares on The Nasdaq Stock Market, LLC under the ticker symbol “FMB.” Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/19	5 Years Ended 10/31/19	Inception (5/13/14) to 10/31/19	5 Years Ended 10/31/19	Inception (5/13/14) to 10/31/19
Fund Performance
NAV	9.79%	4.42%	4.70%	24.16%	28.55%
Market Price	9.82%	4.30%	4.72%	23.40%	28.69%
Index Performance
Bloomberg Barclays Revenue 10 Year (8-12) Index	9.79%	3.74%	3.97%	20.18%	23.76%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Managed Municipal ETF (FMB) (Continued)
Sector Allocation	% of Total Investments (including cash)
Hospital	13.4%
Continuing Care Retirement Communities	9.4
Government Obligation Bond - Unlimited Tax	8.8
Insured	8.7
Water & Sewer	7.3
Gas	5.5
Certificates of Participation	5.4
Dedicated Tax	5.4
Higher Education	5.1
Government Obligation Bond - Limited Tax	4.8
Airport	3.5
Education	3.1
Special Assessment	2.9
Utility	2.8
Toll Road	2.6
Industrial Development Bond	2.6
Mass Transit	2.4
Student Housing	1.1
Tax Increment	0.7
Tobacco	0.6
Pre-refunded/Escrowed-to-maturity	0.5
Housing	0.4
Local Housing	0.4
Skilled Nursing	0.3
Other Health	0.2
Port	0.2
Pool	0.1
Stadium	0.0*
Hotel	0.0*
Cash	1.8
Total	100.0%

*	Amount is less than 0.1%.
Credit Quality(1)	% of Total Investments (including cash)
AAA	10.1%
AA	29.1
A	33.4
BBB	10.8
BB	3.7
B	0.5
Not Rated	10.6
Cash	1.8
Total	100.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Managed Municipal ETF (FMB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 1, 2014 through October 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/1/14 – 10/31/15	178	16	0	0
11/1/15 – 10/31/16	200	0	0	0
11/1/16 – 10/31/17	207	0	0	0
11/1/17 – 10/31/18	201	0	0	0
11/1/18 – 10/31/19	228	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/1/14 – 10/31/15	57	0	0	0
11/1/15 – 10/31/16	51	1	0	0
11/1/16 – 10/31/17	45	0	0	0
11/1/17 – 10/31/18	51	0	0	0
11/1/18 – 10/31/19	23	0	0	0

Portfolio Commentary
First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Managed Municipal ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
The First Trust Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA, and Johnathan Wilhelm who serve as senior portfolio managers of the Fund. Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Fund, the team manages/consults for a variety of First Trust investment portfolios and separately managed accounts.
Commentary
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s primary investment objective is to generate current income that is exempt from regular federal income taxes and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund will invest at least 65% of its net assets in municipal bonds that are investment grade rated at the time of the purchase or that are unrated but deemed by the Fund’s advisor to be of comparable quality. This commentary discusses the 12-month market performance and the Fund’s performance for the 12-month period ended October 31, 2019.
Market Recap
For the 12-month period ended October 31, 2019, municipal bonds generated a total return of 9.42% as measured by the Bloomberg Barclay’s Municipal Bond Index (“BMBI”). During the same period, the Bloomberg Barclays Revenue 10 Year (8-12) Index and the Bloomberg Barclays Non-Investment Grade Index produced returns of 9.79% and 11.65%, respectively. By comparison, the Bloomberg Barclays U.S. Treasury Index generated an 11.08% return during the same period. The following have been major factors in explaining the municipal bond market’s performance:
•	Municipal bonds experienced distinctly positive fund flows as expressed by retail demand. Over the 12-month period ended October 31, 2019, the municipal market experienced 10 months of positive fund flows, and 2 months of negative fund flows. Over the same period, municipal fund flows totaled approximately $68.0 billion (Source: Barclays, Investment Company Institute).
•	Primary market municipal bond supply increased year-over-year. For the 10-months ended October 31, 2019, total municipal bond supply increased 12.3% to approximately $323.9 billion compared with $288.4 billion for the same period a year ago (Source: Barclays, SIFMA.org & Bloomberg). Part of this increase year-to-date in municipal bond supply is attributable to an increase in taxable municipal bond new issue supply.
•	During the 12-month period ended October 31, 2019, municipal credit fundamentals continued to be healthy. For instance, looking at all Moody’s rated debt, the number of credit rating upgrades topped downgrades for the ninth quarter in a row ending September 30, 2019. However, looking at the total municipal bond defaults, using data provided by Municipal Market Analytics, Inc., (“MMA”), the total number of municipal bond defaults increased slightly compared to the same period of 2018. Year-to-date through September 30, 2019, there were approximately 35 defaults compared to 28 defaults during the first nine months of 2018. (Source: Moody’s and MMA).
•	Municipal bond prices followed U.S. Treasury prices higher as yields fell during the 12-month period ended October 31, 2019. During the same period, U.S. Treasury yields ranged from 3.24% to 1.45%, with an October 31, 2019 yield at 1.69%. Thus, the 10-Year generic U.S. Treasury declined in yield approximately 155 basis points (“bps”) from its high of 3.24%. Over this same period, the 10-year AAA municipal bond yield dropped 124 bps from 2.73% to 1.49% (Source: Bloomberg, TM3 MMD Yield Curve).

Portfolio Commentary (Continued)
First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2019 (Unaudited)
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the 12-month period ended October 31, 2019 was 9.79% and 9.82%, respectively, versus the Bloomberg Barclays Revenue 10 Year (8-12) Index (the “Benchmark”) return of 9.79% during the same time period. As of October 31, 2019, the Fund’s market price of $55.42 represented a premium of 0.07% to its NAV of $55.38. The Fund’s monthly distribution of $0.11 on October 31, 2019 represented a tax-exempt annualized distribution rate of 2.38% (4.03% taxable equivalent yield) based on the Fund’s closing market price of $55.42. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund and general market conditions.
From a portfolio construction perspective, the Fund maintains an underweight position in the highest quality issuers (“AA” rated and higher) versus the Benchmark and is overweight the Benchmark in terms of “BBB” rated bonds, as well as below investment-grade and non-rated bonds. The Fund may allocate up to 35% of its net assets to credits that are either rated below investment-grade or are non-rated and deemed by the Fund’s advisor to be of comparable quality at the time of purchase. We believe these bonds tend to carry higher income cushions than their high quality counterparts which can help insulate the investment against interest rate risk without materially increasing their default potential. As of October 31, 2019, the Fund’s weighted-average credit quality was approximately “A/A3”, which is lower than the Benchmark with a stated average credit rating of “AA3/A1”. The Fund’s investments in “BBB” rated bonds, as well as, sub-investment grade and non-rated municipal securities generated strong performance for the trailing 12 months. Lower investment grade and below investment grade and non-rated strategies generally benefited from credit spread compression throughout most of the trailing 12-month period, positively contributing to the Fund’s NAV outperformance relative to the Benchmark. Investors have increasingly reached for yield lower on the credit spectrum and further out on the yield curve in this environment of low nominal rates, manageable new issue supply and record-setting retail demand. As a result, lower investment grade strategies have generally benefited from credit spread compression, which helps in part to explain the Fund’s performance relative to the Benchmark over the trailing 12-month period.
We see value in revenue bonds issued by essential service providers. Our focus is on issuers that meet basic infrastructure needs and provide needed essential services within their respective communities. Revenue bond sectors we overweight include healthcare, senior living, higher education and charter schools. Beyond the borrower’s essentiality, we also look for issuers who have a growing market share and increasing utilization as this provides added insulation against credit erosion, as well as the potential for credit rating improvement over time. Revenue bond sectors that positively contributed to the Fund’s performance over the 12-month period ended October 31, 2019 included hospitals, senior living facilities, education (charter schools), and student housing bonds. One sector that detracted from Fund performance over the period was airports, which outperformed. We continue to underweight general obligation bonds, such as airports, relative to the Benchmark.
Regarding yield curve positioning and interest rate sensitivity measures, the Fund’s average maturity, modified duration, and effective duration were 13.4 years, 5.25 years, and 5.64 years, respectively, at October 31, 2019 compared with average maturity, modified duration, and effective duration of 10.8 years, 5.22 years, and 6.26 years, respectively, at October 31, 2018. The Fund’s modified duration at 5.25 years on October 31, 2019, which was slightly longer than the Benchmark’s at 5.22 years. The Fund’s use of Treasury futures detracted from Fund performance over the past 12 months. The Fund’s allocation to municipal securities with modified durations 5 to 8 years and 9 years and longer generally did well during the trailing 12-month period.
Market Outlook
What are our expectations for the U.S. fixed income and municipal markets for the fourth quarter of 2019 and beyond?
Due to healthy job growth, wage gains and total hours worked, our base case assumes that the U.S. economy will continue to grow over the next twelve months, in our opinion. Given a relatively healthy U.S. economy, we expect longer maturity U.S. Treasury rates will gradually increase during the final quarter of 2019 and into 2020 thus supporting a degree of yield curve steepening. If we are proven wrong in our thesis of a small degree of higher rates especially on the longer end of the yield curve, we believe the primary driver of lower rates for longer maturities/tenors would likely be a combination of slower global growth (i.e., in the Eurozone and parts of Asia) coupled with a failure to make progress in resolving global trade disputes with China and the EU, both of which could slow U.S. economic growth, employment plus wage growth, and inflation.
Given our expectation for gradually higher yields, especially on the long end of the yield curve, we continue to position the Fund in the intermediate portion of the yield curve and expect to maintain portfolio duration short to neutral its benchmark duration. We believe that bonds in the intermediate portion of the curve are typically less interest-rate sensitive, benefit from the steeper yield curve slope, and are less sensitive to fund flow changes than bonds maturing in greater than 20+ years. Specifically, we currently favor bonds with maturities of 5-15 years, as well as maintaining an allocation to bonds maturing in 16-20 years, but priced back to a shorter imbedded call option typically in 6-10 years.

Portfolio Commentary (Continued)
First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2019 (Unaudited)
We expect municipal credit quality to remain broadly stable as credit trends have been favorable over the past nine quarters both in terms of credit rating upgrade to downgrade ratios as well as a minor increase in the total number of defaulting borrowers. We believe municipal bond credit quality will be supported by healthy growth in U.S. gross domestic product that should sustain the U.S. labor market, wage growth, retail sales as well as residential real estate values, all of which are important to municipal bond credit quality. We continue to favor essential service revenue bond sectors such as hospitals, senior living, water & sewer, gas utilities, and higher education, among others. With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high income and attractive total return potential over time.

First Trust Managed Municipal ETF (FMB)
Understanding Your Fund Expenses
October 31, 2019 (Unaudited)
As a shareholder of the First Trust Managed Municipal ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Managed Municipal ETF (FMB)
Actual	$1,000.00	$1,040.90	0.50%	$2.57
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2019 through October 31, 2019), multiplied by 184/365 (to reflect the six-month period).

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 97.3%
	Alabama – 2.3%
$225,000	AL Cmnty Clg Sys Brd of Trustees Rev Bishop St Cmnty Clg, BAM	4.00%	01/01/35	$254,556
500,000	AL St Port Auth Docks Facs Rev Ref Docks Facs Rev, Ser A, AGM, AMT	5.00%	10/01/25	587,075
1,100,000	Birmingham AL Wtrwks Brd Wtr Rev Ref Sr, Ser A	5.00%	01/01/32	1,338,128
940,000	Birmingham AL Wtrwks Brd Wtr Rev Ref Sr, Ser A	4.00%	01/01/34	1,054,830
2,325,000	Birmingham AL Wtrwks Brd Wtr Rev Ref Sub, Ser B	5.00%	01/01/43	2,731,573
5,570,000	Black Belt Energy Gas Dist AL Gas Prepay Rev Proj No. 4, Ser A-1 (Mandatory put 12/01/25)	4.00%	12/01/49	6,242,967
1,530,000	Black Belt Energy Gas Dist AL Gas Prepay Rev, Ser A (Mandatory put 12/01/23)	4.00%	12/01/48	1,645,393
415,000	Gulf Shores AL Ref Warrants, Ser A	5.00%	12/15/35	508,130
310,000	Gulf Shores AL Ref Warrants, Ser A	5.00%	12/15/38	376,411
450,000	Infirmary Hlth Sys AL Spl Care Facs Fing Auth Rev Infirmary Hlth Sys Inc, Ser A	5.00%	02/01/36	514,751
930,000	Leeds AL Pub Eductnl Bldg Auth Eductnl Facs Rev Ref Edu, AGM	4.00%	04/01/29	1,040,624
695,000	Leeds AL Pub Eductnl Bldg Auth Eductnl Facs Rev Ref Edu, AGM	4.00%	04/01/30	776,301
100,000	Lower AL Gas Dist Gas Proj Rev, Ser A	5.00%	09/01/31	127,065
600,000	Mobile AL Impt Dist Sales Tax Rev Mcgowin Park Proj, Ser A	5.00%	08/01/25	624,582
500,000	Mobile Cnty AL Impt Warrants	5.00%	08/01/30	590,855
110,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #1, Ser A (Mandatory put 04/01/24)	4.00%	04/01/49	118,714
1,040,000	Troy AL Ref Warrants, BAM	4.00%	07/01/35	1,125,613
5,000,000	UAB Medicine Fin Auth AL Rev Ref UAB Medicine, Ser B2	5.00%	09/01/41	5,894,050
				25,551,618
	Arizona – 1.5%
1,205,000	AZ Brd of Rgts Univ AZ Sys Rev Green Bond, Ser B	5.00%	06/01/28	1,467,859
4,475,000	AZ St Hlth Facs Auth Variable Banner Hlth, Ser B (a)	1.21%	01/01/46	4,475,000
175,000	AZ St Indl Dev Auth Edu Rev Doral Academy NV Fire Mesa & Red Rock Campus Proj, Ser A (b)	5.00%	07/15/39	192,446
375,000	AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (b)	5.00%	07/01/37	413,280
530,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (b)	4.00%	07/01/21	540,478
555,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (b)	5.00%	07/01/26	621,888
415,000	AZ St Indl Dev Auth National Chrt Sch Revolving Loan Fd Equitable Sch Revolving Fund, Ser A	5.00%	11/01/31	512,023
1,005,000	AZ St Indl Dev Auth National Chrt Sch Revolving Loan Fd Equitable Sch Revolving Fund, Ser A	5.00%	11/01/33	1,233,085
1,650,000	AZ St Indl Dev Auth Sr Living Rev 2nd Tier Great Lakes Sr Living Cmntys Proj, Ser B	5.00%	01/01/43	1,816,749
200,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Greathearts AZ Projs, Ser C	5.00%	07/01/25	234,098
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Horizon Cmnty Learning Ctr Proj	5.00%	07/01/35	541,080
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Paradise Schs Projs Paragon Mgmt Inc (b)	4.00%	07/01/26	534,320
1,475,000	Maricopa Cnty AZ Spl Hlth Care Dist Aka Maricopa Integrated Hlth Sys, Ser C	5.00%	07/01/27	1,849,045
475,000	Phoenix AZ Indl Dev Auth Edu Rev Fac Legacy Traditional Schs Projs, Ser A (b)	4.00%	07/01/26	489,008
200,000	Phoenix AZ Indl Dev Auth Student Hsg Rev Ref Downtown Phoenix Student Hsg LLC AZ St Univ Proj, Ser A	5.00%	07/01/26	236,100
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Arizona (Continued)
$385,000	Pima Cnty AZ Indl Dev Auth Edu Rev Fac American Leadership Academy Proj (b)	4.00%	06/15/22	$394,659
655,000	Pima Cnty AZ Indl Dev Auth Edu Rev Ref American Leadership Academies Proj (b)	5.00%	06/15/39	695,394
350,000	Pima Cnty AZ Indl Dev Auth Edu Rev Ref Fac American Leadership Academy Proj (b)	4.60%	06/15/25	366,968
500,000	Tempe AZ Indl Dev Auth Rev Mirabella at ASU Proj, Ser A (b)	6.00%	10/01/37	575,985
275,000	Yavapai Cnty AZ Indl Dev Auth Hosp Fac Ref Yavapai Regl Med Ctr	5.00%	08/01/23	311,451
				17,500,916
	Arkansas – 0.0%
350,000	Univ of Central Arkansas AR Rev, Ser A, AGM	5.00%	11/01/34	412,286
	California – 7.1%
1,000,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Proj, Ser C	4.50%	07/01/26	1,124,770
460,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (b)	5.00%	07/01/32	544,060
480,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (b)	5.00%	07/01/33	564,950
1,000,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (b)	5.00%	07/01/43	1,142,870
1,325,000	CA Sch Fin Auth Sch Fac Rev Kipp Socal Pub Schs, Ser A (b)	5.00%	07/01/39	1,606,350
455,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (b)	4.00%	07/01/26	514,114
800,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (b)	5.00%	07/01/32	945,344
750,000	CA St	5.00%	08/01/32	931,065
850,000	CA St Cmnty Clg Fing Auth Clg Hsg Rev Orange Coast Pptys LLC Orange Coast Clg Proj	5.25%	05/01/43	1,003,527
225,000	CA St Enterprise Dev Auth Lease Rev Riverside Cnty Library Fac Proj	4.00%	11/01/37	251,971
415,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys West, Ser A	4.00%	03/01/33	439,439
400,000	CA St Hlth Facs Fing Auth Rev Ref Sutter Hlth, Ser B	5.00%	11/15/33	491,728
600,000	CA St Hlth Facs Fing Auth Rev Sutter Hlth, Ser A	5.00%	11/15/33	754,434
445,000	CA St Muni Fin Auth Chrt Sch Lease Rev Vista Chrt Middle Sch Proj (c)	5.38%	07/01/34	488,174
700,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Academy Proj (b)	4.00%	07/01/26	732,277
200,000	CA St Muni Fin Auth Rev Channing House Proj, Ser B	5.00%	05/15/37	238,674
500,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/34	591,735
1,250,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/33	1,395,887
600,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/34	667,044
1,000,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/35	1,109,130
1,000,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/37	1,103,170
2,130,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/39	2,337,441
3,420,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	5.00%	10/01/44	3,995,244
680,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/27	835,992
650,000	CA St Muni Fin Auth Rev Sr Lien Linxs Apm Proj, Ser A, AMT	5.00%	06/30/28	803,257
200,000	CA St Muni Fin Auth Sr Living Rev Ref Mt San Antonio Gardens Proj	4.00%	11/15/27	229,928
1,000,000	CA St Muni Fin Auth Sr Living Rev Ref Mt San Antonio Gardens Proj	5.00%	11/15/49	1,167,480
1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser A1, AMT	3.38%	07/01/25	1,089,120
1,500,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (b)	6.75%	12/01/28	1,540,515
4,250,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (b)	7.50%	12/01/40	4,428,245
2,000,000	CA St Ref Various Purpose	5.00%	04/01/36	2,304,880

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$500,000	CA St Ref, Ser C	5.00%	09/01/32	$602,205
500,000	CA St Sch Fin Auth Chrt Sch Rev Summit Pub Schs (b)	5.00%	06/01/37	583,370
300,000	CA St Stwd Cmntys Dev Auth Clg Hsg Rev NCCD Hooper Street LLC CA Clg of the Arts Projs (b)	5.00%	07/01/29	348,465
700,000	CA St Stwd Cmntys Dev Auth Clg Hsg Rev NCCD Hooper Street LLC CA Clg of the Arts Projs (b)	5.25%	07/01/39	818,384
300,000	CA Stwd Cmntys Dev Auth Rev Beverly Cmnty Hosp Assoc	5.00%	02/01/30	337,224
1,000,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (b)	5.00%	12/01/30	1,149,790
450,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (b)	5.00%	12/01/33	527,746
600,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (b)	3.00%	11/01/22	607,908
500,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (b)	5.00%	11/01/32	590,440
100,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/30	121,424
195,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/31	235,737
300,000	CA Stwd Cmntys Dev Auth Rev Ref Lancer Eductnl Student Hsg Proj, Ser A (b)	4.00%	06/01/21	305,079
370,000	Chino CA Cmnty Facs Dist Spl Tax #2003-3 Impt Area #7	5.00%	09/01/30	456,029
2,160,000	Etiwanda CA Sch Dist Cmnty Facs Dist #9 Spl Tax Ref	5.00%	09/01/35	2,499,919
130,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No 19 Mangini	4.00%	09/01/24	142,968
155,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No 19 Mangini	4.00%	09/01/25	172,503
175,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No. 19 Mangini	5.00%	09/01/39	206,250
500,000	Foothill-De Anza CA Cmnty Clg Dist Ref, COPS	5.00%	04/01/32	588,095
1,360,000	Hawthorne CA Cmnty Redev Agy Successor Agy Tax Allocation Ref Sub, AGM	5.00%	09/01/32	1,613,096
175,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/31	220,318
365,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/32	457,155
125,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/34	155,748
1,000,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A, BAM	4.00%	09/01/49	1,124,350
2,885,000	Kaweah CA Delta Hlth Care Dist Rev, Ser B	5.00%	06/01/40	3,245,394
210,000	La Verne CA Ref Brethren Hillcrest Homes, COPS	5.00%	05/15/22	226,766
825,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Impt Area #1 Mountain House Sch Facs	5.00%	09/01/42	965,217
835,000	Live Oak CA Sch Dist Santa Cruz Cnty Ref	5.00%	08/01/30	1,015,009
45,000	Long Beach CA Bond Fin Auth Nat Gas Purchase Rev, Ser A	5.25%	11/15/23	51,255
400,000	Los Angeles CA Dept of Arpts Arpt Rev Sub Los Angeles Intl Arpt, Ser B, AMT	5.00%	05/15/31	476,048
100,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/33	114,589
325,000	Menifee CA Union Sch Dist Pub Fing Auth Spl Tax Rev Ref, Ser A	5.00%	09/01/28	384,319
175,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/30	211,409
150,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/31	180,567
145,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/32	174,032
165,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/33	197,454
1,710,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/44	2,006,907
1,110,000	Montebello CA Pub Fing Auth Rev Montebello Home2 Suites Hilton Hotel Proj, Ser A	5.00%	06/01/32	1,320,545
2,515,000	Napa Vly CA Unif Sch Dist, Ser C, AGM	4.00%	08/01/38	2,804,376
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2003-1, Ser A	5.00%	09/01/43	$564,530
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2019-1 Phase 2 Pub Impts	4.00%	09/01/33	536,415
560,000	River Islands CA Pub Fing Auth Spl Tax Ref Cmnty Facs Dist #2003-1	5.38%	09/01/31	610,154
865,000	Rocklin CA Unif Sch Dist Cmnty Facs Dist Subordinate, Ser 2019, BAM	5.00%	09/15/34	1,103,965
625,000	Rocklin CA Unif Sch Dist Cmnty Facs Dist Subordinate, Ser 2019, BAM	4.00%	09/15/35	721,762
1,080,000	Rocklin CA Unif Sch Dist Cmnty Facs Dist Subordinate, Ser 2019, BAM	4.00%	09/15/36	1,242,421
110,000	Roseville CA Spl Tax	5.00%	09/01/30	131,403
100,000	Roseville CA Spl Tax	5.00%	09/01/31	119,175
500,000	Sacramento CA Transient Occupancy Tax Rev Sub Convention Ctr Complex, Ser C	5.00%	06/01/35	618,090
350,000	San Diego Cnty CA Ltd Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/25	421,841
500,000	San Diego Cnty CA Ltd Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/26	600,085
945,000	San Diego Cnty CA Regl Arpt Auth Sr, Ser B, AMT	5.00%	07/01/30	1,061,103
1,250,000	San Diego Cnty CA Regl Transprtn Commn, Ser A	5.00%	04/01/35	1,514,337
1,365,000	San Francisco CA Bay Area Rapid Transit Dist Sales Tax Rev, Ser A	4.00%	07/01/36	1,558,926
1,330,000	San Francisco CA Bay Area Rapid Transit Dist Sales Tax Rev, Ser A	4.00%	07/01/37	1,514,099
1,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref, Ser D, AMT	5.00%	05/01/22	1,089,920
280,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Ref Mission Bay N Redev Proj, Ser A	5.00%	08/01/35	332,982
150,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/32	175,241
375,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/39	425,572
160,000	Tahoe Truckee CA Unif Sch Dist COPS, BAM	4.00%	06/01/35	178,158
255,000	Tahoe Truckee CA Unif Sch Dist COPS, BAM	4.00%	06/01/36	282,994
1,000,000	Tahoe Truckee CA Unif Sch Dist COPS, BAM	4.00%	06/01/43	1,090,210
100,000	Temecula Vly Unif Sch Dist Fing Auth CA Spl Tax Rev, BAM	5.00%	09/01/34	117,893
385,000	Temescal Vly CA Wtr Dist Spl Tax Terramor Cmnty Facs Dist #4 Impt Area #1	4.00%	09/01/23	411,596
1,050,000	Victor CA Elem Sch Dist Cmnty Facs Dist Spl Tax Ref 2005-1, BAM	5.00%	09/01/46	1,221,580
				80,255,357
	Colorado – 5.0%
500,000	Aviation Station North Met Dist #2 CO Ltd, Ser A	4.00%	12/01/29	516,175
500,000	Base Vlg Met Dist #2 CO Ref, Ser A	5.50%	12/01/36	527,150
2,000,000	Boulder Vly CO Sch Dist #Re-2 Boulder Ref, Ser B	4.00%	12/01/32	2,293,940
455,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/25	541,869
250,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/26	302,902
500,000	Castle Oaks CO Met Dist #3 Ref	5.00%	12/01/37	514,255
500,000	Centerra CO Met Dist #1 Spl Rev Dist #1 (b)	5.00%	12/01/22	536,000
1,000,000	Centerra CO Met Dist #1 Spl Rev Dist #1 (b)	5.00%	12/01/29	1,080,430
400,000	CO Eductnl & Cultural Auth Rev Ref West Ridge Academy Chrt Sch Proj, Ser A	5.00%	06/01/49	437,600
1,020,000	CO St Eductnl & Cultural Facs Auth Rev Univ Denver Proj, Ser A	4.00%	03/01/35	1,143,532
250,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/35	302,610

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$500,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/38	$545,895
300,000	CO St Hlth Facs Auth Hosp Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/25	342,339
350,000	CO St Hlth Facs Auth Hosp Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/26	404,929
605,000	CO St Hlth Facs Auth Rev Ref Covenant Retmnt Cmntys, Ser A	5.00%	12/01/27	660,606
525,000	CO St Hlth Facs Auth Rev Ref Covenant Retmnt Cmntys, Ser A	5.00%	12/01/33	568,522
495,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.00%	12/01/25	587,931
500,000	Copperleaf CO Met Dist #2 Ref	5.25%	12/01/30	523,810
2,000,000	Crowfoot Vly Ranch Met Dist #2 CO, Ser A	5.63%	12/01/38	2,099,100
5,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/35	6,072,800
4,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/37	4,825,760
975,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/38	1,173,412
1,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/43	1,190,690
1,000,000	Denver CO City & Cnty Dedicated Tax Rev, Ser A-1	5.00%	08/01/41	1,188,490
90,000	Denver CO Convention Ctr Hotel Auth Rev Ref Sr	5.00%	12/01/24	103,487
600,000	Denver CO Hlth & Hosp Auth 550 Acoma Inc, COPS	5.00%	12/01/26	721,662
1,790,000	Denver CO Intl Business Ctr CO Met Dist #1 Subordinate, Ser B	6.00%	12/01/48	1,881,111
55,000	E-470 CO Pub Highway Auth Capital Appreciation Sr, Ser B, NATL-RE	(d)	09/01/22	52,729
1,500,000	Fourth Street Crossing Business Impt Dist CO Sr, Ser A (b)	5.13%	12/01/38	1,530,120
1,000,000	Hunters Overlook Metro Dist #5 Co Sr Bonds, Ser A	5.00%	12/01/49	1,061,040
1,000,000	Independence Met Dist #3 CO, Ser A	6.25%	12/01/49	1,049,060
860,000	Lakes at Centerra Met Dist No 2 CO Impt, Ser A	4.63%	12/01/27	907,842
1,000,000	Lanterns Met Dist #1 CO, Ser A	5.00%	12/01/49	1,044,680
100,000	Lorson Ranch Met Dist #2 CO	4.00%	12/01/24	111,296
170,000	Lorson Ranch Met Dist #2 CO	5.00%	12/01/27	198,120
1,000,000	North Park Met Dist #1 Spl Rev, Ser A-2	5.13%	12/01/28	1,069,380
2,460,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/24	2,857,118
150,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/31	175,031
150,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/34	174,032
155,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/35	179,461
2,000,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/45	2,255,080
420,000	Park Creek CO Met Dist Rev Sr, Ser A	5.00%	12/01/30	519,225
30,000	Park Creek CO Met Dist Rev Sr, Ser A, NATL-RE	5.00%	12/01/24	34,922
500,000	Parker Homestead Met Dist CO Ref (c)	5.63%	12/01/44	529,930
1,000,000	Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref, Ser A (b)	4.13%	12/15/27	1,032,850
160,000	Pub Auth for CO St Energy Nat Gas Purchase Rev	6.13%	11/15/23	175,776
550,000	Serenity Ridge CO Met Dist #2 Ref, Ser A (c)	5.13%	12/01/37	584,996
750,000	Sierra Ridge Met Dist No 2 CO Sr, Ser A	4.50%	12/01/31	770,520
175,000	Sterling Hills CO W Met Dist Ref	5.00%	12/01/32	205,732
1,800,000	Takoda CO Met Dist Ref	6.00%	12/01/36	2,204,226
1,400,000	Thompson Crossing Met Dist #4 CO Ref	5.00%	12/01/39	1,507,086
2,125,000	Thompson Crossing Met Dist #4 CO Ref	5.00%	12/01/49	2,266,461
500,000	Trails at Crowfoot Met Dist #3 CO Sr Series, Ser A	5.00%	12/01/39	522,330
1,000,000	Velocity Met Dist #3 CO	5.13%	12/01/34	1,065,850
600,000	Willow Bend Met Dist CO Sr, Ser A	5.00%	12/01/39	643,956
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$1,000,000	Willow Bend Met Dist CO Sr, Ser A	5.00%	12/01/49	$1,056,930
				56,872,786
	Connecticut – 3.6%
10,680,000	Capital City CT Econ Dev Auth Pkg & Energy Fee Rev Adj, Ser B (a)	1.18%	06/15/34	10,680,000
1,250,000	CT St Hlth & Eductnl Facs Auth Rev Fairfield Univ, Ser Q-1	5.00%	07/01/46	1,449,637
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Quinnipiac Univ Ref, Ser M	5.00%	07/01/36	1,171,130
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser S	5.00%	07/01/26	1,209,530
2,250,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	5.00%	07/01/31	2,619,000
200,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	4.00%	07/01/33	217,560
1,210,000	CT St Hlth & Eductnl Facs Auth Rev Yale Univ Issue, Ser U-2 (Mandatory put 02/08/22)	2.00%	07/01/33	1,230,873
2,345,000	CT St Spl Tax Oblig Rev Transprtn Infrastructure, Ser A	5.00%	08/01/34	2,731,808
1,445,000	CT St, Ser A	5.00%	04/15/29	1,760,588
905,000	CT St, Ser E	5.00%	10/15/33	1,076,235
500,000	CT St, Ser E	4.00%	10/15/35	555,140
700,000	CT St, Ser F	5.00%	11/15/34	815,325
500,000	Hamden CT, BAM	6.00%	08/15/33	645,040
500,000	Harbor Point CT Infrastructure Impt Dist Spl Oblig Rev Ref Harbor Point Proj Ltd (b)	5.00%	04/01/39	564,805
1,970,000	Univ of Connecticut CT, Ser A	5.00%	01/15/29	2,399,795
4,635,000	Univ of Connecticut CT, Ser A	5.00%	01/15/30	5,620,818
1,250,000	Univ of Connecticut CT, Ser A	5.00%	11/01/32	1,547,400
3,820,000	Univ of Connecticut CT, Ser A	5.00%	11/01/34	4,703,222
				40,997,906
	Delaware – 0.3%
325,000	DE St Hlth Facs Auth Rev Beebe Med Ctr	5.00%	06/01/26	384,205
2,633,000	Millsboro DE Spl Oblig Ref Plantation Lakes Spl Dev Dist (b)	5.00%	07/01/28	2,835,952
				3,220,157
	District of Columbia – 0.2%
1,000,000	Washington DC Met Area Transit Auth Gross Rev	5.00%	07/01/33	1,227,620
885,000	Washington DC Met Area Transit Auth Gross Rev Ref, Ser A-1	5.00%	07/01/29	1,103,763
				2,331,383
	Florida – 6.8%
125,000	Belle Isle FL Chrt Sch Lease Rev Cornerstone Chrt Academy & Cornerstone Chrt High Sch	5.50%	10/01/22	131,535
300,000	Bexley CDD FL Spl Assmnt Rev	4.10%	05/01/26	311,607
210,000	Bonterra Cmnty Dev Dist FL Spl Assmnt Sr, Ser A-1	3.13%	05/01/26	220,905
500,000	Brookstone CDD FL Spl Assmnt Rev CDD (e)	3.88%	11/01/23	505,610
605,000	Broward Cnty FL Fuel Sys Rev Ft Lauderdale Fuel Facs, Ser A, AGM, AMT	5.00%	04/01/22	652,995
1,350,000	Broward Cnty FL Port Facs Rev Ref Subordinate Bond, Ser D, AMT	5.00%	09/01/27	1,650,294
250,000	Citizens Property Insurance Corp FL, Ser A-1	5.00%	06/01/22	269,310
280,000	Escambia Cnty FL Hlth Facs Auth Baptist Hosp Inc Proj, Ser A	5.50%	08/15/24	288,652
3,250,000	FL Dev Fin Corp Surface Transprtn Fac Rev Ref Virgin Trains USA Passenger Rail Proj, Ser A, AMT (Mandatory put 01/01/29) (b)	6.50%	01/01/49	3,062,182
725,000	FL St Govtl Utility Auth Rev Ref, AGM	4.00%	10/01/37	837,680
825,000	FL St Govtl Utility Auth Rev Ref, AGM	4.00%	10/01/38	950,507
750,000	FL St Govtl Utility Auth Rev Ref, AGM	4.00%	10/01/39	861,795
5,000,000	Gtr Orlando FL Aviation Auth Arpt Facs Rev Priority Sub, Ser A, AMT	5.00%	10/01/42	5,897,000

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$250,000	Gulfstream Polo Cmnty Dev Dist FL Spl Assmnt Phase 2 Proj	3.00%	11/01/24	$250,433
1,000,000	Gulfstream Polo Cmnty Dev Dist FL Spl Assmnt Phase 2 Proj	4.38%	11/01/49	1,036,480
485,000	Harmony FL CDD Capital Impt Rev Ref, Ser 2015	4.75%	05/01/25	495,563
365,000	Heritage Harbour FL N CDD Capital Impt Rev Ref Sr Lien, Ser A-1, AGM	5.00%	05/01/25	420,436
125,000	Hollywood FL Cmnty Redev Agy Redev Rev Ref	5.00%	03/01/23	139,103
1,000,000	Jacksonville FL Hlth Care Facs Rev Ref Baptist Hlth	5.00%	08/15/35	1,216,080
3,700,000	Jacksonville FL Spl Rev Ref Spl Rev, Ser A	5.00%	10/01/31	4,453,579
1,000,000	Jacksonville FL Spl Rev Ref Spl Rev, Ser B	5.00%	10/01/28	1,216,420
2,980,000	Jea FL Wtr & Swr Rev Ref, Ser A	4.00%	10/01/39	3,328,779
1,230,000	Lakeland FL Hosp Sys Rev Lakeland Regl Hlth	5.00%	11/15/33	1,400,367
1,210,000	Lee Cnty FL Indl Dev Auth Cypress Cove Healthpark FL Inc Memory Care Proj	4.00%	10/01/24	1,269,338
1,000,000	Lee Cnty FL Indl Dev Auth Shell Point/Waterside Hlth Proj	5.00%	11/15/39	1,163,330
1,500,000	Lee Cnty FL Indl Dev Auth Shell Point/Waterside Hlth Proj	5.00%	11/15/44	1,729,530
1,385,000	Mediterra FL S CDD Capital Impt Rev Ref	5.10%	05/01/31	1,488,501
2,500,000	Miami Dade Cnty FL Wtr & Swr Rev Ref Sys, Ser B	4.00%	10/01/34	2,841,575
2,130,000	Miami Dade Cnty FL Wtr & Swr Rev Sys, Ser A	4.00%	10/01/40	2,375,695
500,000	Miami FL Hlth Facs Auth Ref Miami Jewish Hlth Sys Oblig Grp	5.00%	07/01/23	549,435
330,000	Miami FL Hlth Facs Auth Ref Miami Jewish Hlth Sys Oblig Grp	5.00%	07/01/25	377,474
500,000	Miami FL Spl Oblig Ref (b)	5.00%	03/01/30	556,350
375,000	Miami World Ctr CDD FL Spl Assmnt	4.00%	11/01/23	386,415
275,000	Miami World Ctr CDD FL Spl Assmnt	4.75%	11/01/27	298,480
515,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/27	568,272
2,000,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ Miami, Ser A	5.00%	04/01/31	2,320,920
445,000	Miami-Dade Cnty FL Indl Dev Auth Doral Academy Proj	5.00%	01/15/25	491,293
550,000	Miami-Dade Cnty FL Indl Dev Auth Doral Academy Proj	5.00%	01/15/32	615,868
1,210,000	Miami-Dade Cnty FL Indl Dev Auth Doral Academy Proj	5.00%	01/15/37	1,339,797
1,080,000	Miami-Dade Cnty FL Spl Oblig Sub Ref	5.00%	10/01/35	1,290,125
440,000	North Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	3.63%	05/01/24	442,895
800,000	North Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/30	812,736
725,000	North Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.50%	05/01/40	736,767
435,000	Nthrn Palm Beach Cnty FL Impt Dist	3.25%	08/01/22	440,285
355,000	Nthrn Palm Beach Cnty FL Impt Dist	5.00%	08/01/37	385,303
680,000	Orange Cnty FL Hlth Facs Auth Rev Presbyterian Retmnt Cmntys Proj	5.00%	08/01/29	763,361
345,000	Orange Cnty FL Hlth Facs Auth Rev Presbyterian Retmnt Cmntys Proj	5.00%	08/01/34	383,181
6,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Orlando Hlth Inc, Ser A	5.00%	10/01/36	7,122,120
2,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Orlando Hlth Inc, Ser A	5.00%	10/01/39	2,354,500
825,000	Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt Cmntys	5.00%	08/01/31	924,899
1,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt Cmntys	5.00%	08/01/41	1,105,110
545,000	Palm Beach Cnty FL Hlth Facs Auth Acts Retmnt Life Cmntys Inc, Ser A	5.00%	11/15/45	625,992
900,000	Palm Beach Cnty FL Hlth Facs Auth Acts Retmnt Life Cmntys Ref	5.00%	11/15/22	978,552
2,000,000	Palm Beach Cnty FL Hlth Facs Auth Ref Acts Retmnt Life Cmntys Inc Oblig Grp	5.00%	11/15/32	2,347,880
305,000	Palm Beach Cnty FL Hlth Facs Auth Rev Lifespace Cmntys Inc, Ser B	5.00%	05/15/31	352,702
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$55,000	Port Saint Lucie FL Cmnty Redev Agy Rev Ref	5.00%	01/01/23	$60,978
200,000	Rhodine Road North CDD FL Spl Assmnt	3.50%	05/01/24	201,320
1,000,000	Rhodine Road North CDD FL Spl Assmnt	4.50%	05/01/40	1,024,070
725,000	Sarasota Cnty FL Hlth Facs Auth Retmnt Fac Rev Ref Vlg of Isle Proj	5.00%	01/01/25	818,177
120,000	Sarasota Cnty FL Hlth Facs Auth Retmnt Fac Rev Ref Vlg of Isle Proj	5.00%	01/01/26	137,234
2,250,000	SE Overtown Park W Cmnty Redev Agy FL Tax, Ser A-1 (b)	5.00%	03/01/30	2,521,215
500,000	Shell Point Cmnty Dev Dist FL Spl Assmnt (b)	4.00%	11/01/24	508,655
500,000	Tallahassee FL Energy Sys Rev Energy Sys	5.00%	10/01/29	582,750
1,500,000	Tallahassee FL Energy Sys Rev Energy Sys	5.00%	10/01/30	1,740,990
250,000	Timber Creek CDD FL Spl Assmnt Rev (e)	4.13%	11/01/24	253,793
100,000	UCF Stadium Corp FL Rev Ref, Ser A	5.00%	03/01/24	114,884
170,000	Villamar CDD FL Spl Assmnt (c)	3.75%	05/01/24	170,971
70,000	Vlg FL CDD #6 Spl Assmnt Rev Ref	4.00%	05/01/25	76,786
500,000	WildBlue CDD FL Spl Assmnt (b)	3.50%	06/15/24	503,560
				77,751,376
	Georgia – 3.5%
650,000	Atlanta GA Tax Allocation Ref Eastside Proj	5.00%	01/01/30	792,740
3,000,000	Atlanta GA Wtr & Wstwtr Rev Ref, Ser A	5.00%	11/01/41	3,640,590
4,400,000	Atlanta GA Wtr & Wstwtr Rev Ref, Ser C	4.00%	11/01/37	4,985,728
625,000	De Kalb GA Priv Hosp Auth Children’s Hlth Care of Atlanta, Ser B	4.00%	07/01/37	713,144
315,000	East Point GA Tax Allocation Ref	5.00%	08/01/21	333,708
1,490,000	Floyd Cnty GA Dev Auth Spires Berry Clg Proj, Ser A	5.50%	12/01/28	1,545,935
2,450,000	Floyd Cnty GA Dev Auth Spires Berry Clg Proj, Ser A	5.75%	12/01/33	2,534,696
1,000,000	Fulton Cnty GA Dev Auth Rev Ref Children’s Hlth Care of Atlanta, Ser C	5.00%	07/01/35	1,260,930
3,455,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	3,814,078
750,000	GA St Hgr Edu Facs Auth Rev Ref USG Real Estate Fdtn II LLC Projs	5.00%	06/15/34	942,540
890,000	GA St Hgr Edu Facs Auth Rev Ref USG Real Estate Fdtn II LLC Projs	5.00%	06/15/35	1,115,214
2,530,000	GA St Ref, Ser F	5.00%	07/01/25	3,058,163
5,000,000	GA St, Ser A-2	4.00%	02/01/36	5,650,950
40,000	Gainesville & Hall Cnty GA Hosp Auth Ref NE GA Hlth Sys Inc Proj, Ser A	5.00%	02/15/26	47,527
175,000	Main Street Nat Gas Inc GA Gas Rev, Ser A	5.50%	09/15/23	199,719
1,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/27	1,197,390
2,330,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/30	2,861,916
560,000	Priv Clgs & Univs Auth GA Mercer Univ Proj, Ser C	5.25%	10/01/27	613,015
925,000	Priv Clgs & Univs Auth GA Savannah Clg of Art & Design Proj	5.00%	04/01/33	1,052,132
2,625,000	Priv Clgs & Univs Auth GA Savannah Clg of Art & Design Proj	5.00%	04/01/44	2,947,402
				39,307,517
	Guam – 0.1%
400,000	Guam Govt Business Privilege Tax Rev, Ser B-1	5.00%	01/01/37	418,280
300,000	Guam Port Auth Port Rev, Ser B, AMT	5.00%	07/01/32	360,399
75,000	Guam Pwr Auth Rev Ref, Ser A, AGM	5.00%	10/01/20	77,407
				856,086
	Hawaii – 0.8%
195,000	HI St Dept of Budget & Fin Spl Purpose Rev Ref HI Pacific Hlth Oblig Grp, Ser B	5.00%	07/01/30	216,971

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Hawaii (Continued)
$110,000	HI St Pacific Hlth Spl Purpose Rev, Ser B	5.63%	07/01/30	$113,188
4,980,000	HI St, Ser FG	4.00%	10/01/33	5,643,186
500,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref Junior, Ser A	5.00%	07/01/20	512,445
2,450,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref Sr First Bd Resolution, Ser B	4.00%	07/01/32	2,733,171
100,000	Honolulu City & Cnty HI Wstwtr Sys Rev Sr First Bd Resolution, Ser B	5.00%	07/01/20	102,510
				9,321,471
	Idaho – 0.2%
1,000,000	ID St Hlth Facs Auth Rev Ref Madison Memorial Hosp	5.00%	09/01/37	1,118,160
255,000	ID St Hlth Facs Auth Rev Ref Vly Vista Care Corp, Ser A	5.00%	11/15/32	269,492
500,000	ID St Hlth Facs Auth Rev Trinity Hlth Ref, Ser D	5.00%	12/01/33	542,165
				1,929,817
	Illinois – 3.3%
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/30	1,216,460
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/31	1,210,770
130,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser B-1, NATL-RE	(d)	12/01/22	120,608
240,000	Chicago IL Brd of Edu Proj, Ser C	5.25%	12/01/39	263,890
500,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/30	577,305
1,975,000	Chicago IL Brd of Edu Ref, Ser F	5.00%	12/01/31	2,020,148
625,000	Chicago IL Brd of Edu, Ser A	5.50%	12/01/39	655,369
305,000	Chicago IL O’Hare Intl Arpt Rev Ref Gen Sr Lien, Ser A, AMT	5.00%	01/01/30	357,588
250,000	Chicago IL O’Hare Intl Arpt Rev Ref Gen Sr Lien, Ser C	4.00%	01/01/34	278,257
600,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/37	726,930
400,000	Chicago IL O’Hare Intl Arpt Rev, Ser C, AMT	5.00%	01/01/34	455,380
450,000	Chicago IL Ref 2003B	5.25%	01/01/29	508,104
160,000	Chicago IL Ref Proj, Ser A	5.00%	01/01/27	175,997
1,130,000	Chicago IL Ref Proj, Ser A	5.00%	01/01/35	1,223,620
500,000	Chicago IL Ref, Ser A	5.63%	01/01/29	594,195
150,000	Chicago IL Ref, Ser C	4.00%	01/01/22	158,723
500,000	Chicago IL Ref, Ser C	5.00%	01/01/25	559,490
485,000	Chicago IL Ref, Ser C	5.00%	01/01/26	552,206
110,000	Chicago IL Ref, Ser C	5.00%	01/01/38	121,185
285,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/22	270,057
145,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/24	129,204
125,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/25	107,631
2,060,000	Chicago IL, Ser A	5.00%	01/01/27	2,375,674
2,425,000	DuPage & Cook Cntys IL Twp High Sch Dist #86 Hinsdale	4.00%	01/15/36	2,736,370
505,000	Hampshire IL Spl Svc Area #14 Spl Tax Ref Lakewood Crossing, BAM	4.00%	03/01/25	550,006
500,000	Hillside IL Tax Incr Rev Ref	5.00%	01/01/24	519,290
230,000	IL St	5.00%	05/01/23	250,799
125,000	IL St	5.00%	06/01/27	141,411
325,000	IL St Fin Auth Academic Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/33	404,258
600,000	IL St Fin Auth Academic Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/34	744,324
970,000	IL St Fin Auth Academic Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/35	1,199,580
300,000	IL St Fin Auth Academic Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/36	369,921
1,000,000	IL St Fin Auth Rev Centegra Hlth Sys, Ser A	5.00%	09/01/39	1,134,570
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$500,000	IL St Fin Auth Rev Loc Govt Program E Prairie Sch Dist #73 Proj, BAM	5.00%	12/01/30	$612,840
70,000	IL St Fin Auth Rev Ref Lifespace Cmntys, Ser A	5.00%	05/15/24	78,749
845,000	IL St Fin Auth Rev Ref Mercy Hlth System Obligated Grp	5.00%	12/01/33	983,098
35,000	IL St Fin Auth Rev Ref Presbyterian Homes Obligated Grp, Ser A	5.00%	11/01/24	40,150
1,010,000	IL St Fin Auth Rev Sthrn IL Hlth Care, Ser A	5.00%	03/01/47	1,161,328
600,000	IL St Fin Auth Student Hsg & Academic Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/26	697,422
500,000	IL St Fin Auth Student Hsg & Academic Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/27	589,530
315,000	IL St Fin Auth Student Hsg & Academic Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/32	365,224
300,000	IL St Ref	4.00%	08/01/25	310,731
85,000	IL St Ref, Ser B	5.00%	10/01/24	94,780
485,000	IL St, Ser A	4.00%	01/01/25	498,929
1,500,000	IL St, Ser A	5.00%	12/01/26	1,723,845
795,000	IL St, Ser D	5.00%	11/01/24	887,856
20,000	IL St, Ser D	5.00%	11/01/26	22,741
1,500,000	Morton Grove IL Tax Incr Rev Sawmill Station Redev Proj	5.00%	01/01/39	1,522,125
1,000,000	Piatt Champaign & De Witt Cntys IL Cmnty Unit Sch Dist #25 Ref, Ser B, BAM	5.00%	11/01/33	1,177,430
645,000	Rockford IL Ref Wtrwks Sys, Ser B, BAM	5.00%	12/15/26	769,253
110,000	Romeoville IL Rev Ref Lewis Univ Proj	5.00%	10/01/24	123,576
125,000	Romeoville IL Rev Ref Lewis Univ Proj	5.00%	10/01/25	141,985
3,000,000	Univ of Illinois IL Ref Fauxiliary Facs Sys, Ser A, AGM	4.00%	04/01/36	3,329,340
				37,840,252
	Indiana – 1.3%
1,920,000	Carmel IN Loc Pub Impt Bond Bank Multipurpose	5.00%	07/15/34	2,284,934
1,425,000	Carmel IN Loc Pub Impt Bond Bank Spl Program Wtrwks	5.00%	06/01/26	1,728,553
1,000,000	Evansville IN Mf Hsg Rev Silver Birch Evansville Proj	5.45%	01/01/38	1,054,430
250,000	Fort Wayne IN Mf Hsg Rev Silver Birch at Cook Road (b)	5.30%	01/01/32	264,108
465,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/36	520,172
110,000	IN St Fin Auth Rev BHI Sr Living	5.50%	11/15/31	117,121
800,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A (e)	5.25%	07/01/28	862,448
1,000,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A (e)	5.88%	07/01/38	1,064,420
20,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	5.00%	11/15/23	21,922
460,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	5.75%	11/15/28	511,750
55,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	6.00%	11/15/28	61,932
500,000	IN St Fin Auth Rev Marian Univ Proj, Ser A	5.00%	09/15/34	603,650
275,000	IN St Fin Auth Rev Ref Rev Cmnty Fdtn of NW IN	5.00%	09/01/31	327,327
3,455,000	IN St Hsg & Cmnty Dev Auth Sf Mtge Rev Non Ace Variable, Ser C-3, AMT (a)	1.35%	07/01/47	3,455,000
500,000	Mishawaka IN Mf Hsg Rev Silver Birch Mishawaka Proj (b)	5.10%	01/01/32	518,225
1,700,000	Plainfield IN Mf Hsg Rev Glasswater Creek Proj	5.38%	09/01/38	1,756,015
				15,152,007
	Iowa – 1.1%
2,385,000	Coralville IA Ref, Ser A	5.00%	05/01/38	2,517,033
985,000	IA St Fin Auth Sr Hsg Rev Northcrest Inc Proj, Ser A	5.00%	03/01/28	1,097,566
1,000,000	IA St Fin Auth Sr Hsg Rev Northcrest Inc Proj, Ser A	5.00%	03/01/33	1,103,870
6,300,000	Pefa Inc IA Gas Proj Rev (Mandatory put 09/01/26)	5.00%	09/01/49	7,412,076
				12,130,545

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Kansas – 1.7%
$2,000,000	Goddard KS Sales Tax Spl Oblg Rev Ref Olympic Park Star Bond Proj	3.60%	06/01/30	$1,980,960
4,210,000	Johnson & Miami Cntys KS Unif Sch Dist #230 Spring Hill, Ser A	5.00%	09/01/35	5,144,410
1,240,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/29	1,485,408
1,470,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/30	1,751,770
500,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/31	570,035
625,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/32	710,406
575,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/33	652,159
500,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/34	565,830
525,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/35	592,583
600,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/36	675,558
1,045,000	Lenexa KS Hlth Care Fac Rev Ref Lakeview Vlg Inc, Ser A	5.00%	05/15/26	1,204,227
2,800,000	Sedgwick Cnty KS Unif Sch Dist #260 Ref & Sch Bldg, Ser B	4.00%	10/01/38	3,125,892
150,000	Wyandotte Cnty KS Unif Sch Dist #202, Ser A, AGM	5.00%	09/01/32	182,478
475,000	Wyandotte Cnty/Kansas City KS Unif Govt Utility Sys Rev Ref & Impt, Ser A	5.00%	09/01/29	546,725
				19,188,441
	Kentucky – 2.0%
2,350,000	Bowling Green KY Wtr & Swr Rev, AGM	4.00%	06/01/32	2,625,044
1,000,000	Estrn KY Univ Gen Recpts, Ser A	5.00%	04/01/25	1,177,830
145,000	KY St Econ Dev Fin Auth Baptist Hlth Care Sys, Ser B	5.00%	08/15/28	173,843
275,000	KY St Econ Dev Fin Auth Baptist Hlth Care Sys, Ser B	5.00%	08/15/36	321,106
3,000,000	KY St Econ Dev Fin Auth Baptist Hlth Care Sys, Ser B	5.00%	08/15/41	3,472,380
160,000	KY St Econ Dev Fin Auth Hlth Sys Rev Norton Hlth Care Inc, Ser B, NATL-RE	(d)	10/01/25	139,677
750,000	KY St Econ Dev Fin Auth Owensboro Med Hlth Sys, Ser A	6.00%	06/01/30	770,385
625,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/38	682,369
730,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/35	883,621
895,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/36	1,080,193
300,000	KY St Muni Pwr Agy Pwr Sys Rev Ref, Ser A, NATL-RE	5.00%	09/01/22	328,509
3,870,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser B (Mandatory put 01/01/25)	4.00%	01/01/49	4,282,542
1,545,000	KY St Pub Energy Auth Gas Sply Rev, Ser A-1 (Mandatory put 06/01/25)	4.00%	12/01/49	1,716,387
3,315,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlth Care Inc, Ser A	5.00%	10/01/30	3,971,503
550,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlth Care Inc, Ser A	5.00%	10/01/31	656,117
130,000	Warren Cnty KY Hosp Rev Ref Bowling Green Warren Cnty Cmnty Hosp Corp	5.00%	04/01/23	141,447
				22,422,953
	Louisiana – 1.3%
1,000,000	LA Pub Facs Auth Rev Ref Ochsner Clinic Fdtn Proj	5.00%	05/15/36	1,172,440
250,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ascension Psh Courthouse Proj	5.00%	11/01/31	303,815
1,700,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Hosp Womans Fdtn Proj, Ser A	5.00%	10/01/37	2,028,525
470,000	LA Stadium & Exposition Dist LA Ref Sr, Ser A	5.00%	07/01/30	524,849
380,000	LA Stadium & Exposition Dist LA Ref Sr, Ser A	5.00%	07/01/31	424,053
200,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/31	237,086
1,160,000	New Orleans LA Aviation Brd, Ser B, AMT	5.00%	01/01/31	1,321,971
1,305,000	New Orleans LA Wtr Rev	5.00%	12/01/34	1,510,042
1,050,000	New Orleans LA Wtr Rev Ref	5.00%	12/01/28	1,207,836
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Louisiana (Continued)
$1,000,000	Saint John The Baptist Parish LA Rev Ref Marathon Oil Corp Proj, Ser A-2 (Mandatory put 07/01/24)	2.10%	06/01/37	$1,003,360
625,000	Shreveport LA Wtr & Swr Rev Junior Lien, Ser B, AGM	5.00%	12/01/32	774,219
1,650,000	Shreveport LA Wtr & Swr Rev, Ser B, BAM	5.00%	12/01/30	1,895,998
2,000,000	Shreveport LA Wtr & Swr Rev, Ser B, BAM	5.00%	12/01/33	2,393,020
				14,797,214
	Maryland – 1.5%
1,120,000	Baltimore MD Rev Ref Sr, Ser B	5.00%	07/01/33	1,306,346
1,000,000	Baltimore MD Spl Oblig Ref E Baltimore Research Park Proj, Ser A	5.00%	09/01/38	1,108,350
100,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (b)	2.75%	06/01/24	100,298
125,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (b)	2.80%	06/01/25	125,449
135,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (b)	2.85%	06/01/26	135,563
1,000,000	Gaithersburg MD Econ Dev Rev Ref Proj Asbury MD Oblig Grp, Ser A	4.50%	01/01/25	1,118,790
1,000,000	Howard Cnty MD Retmnt Cmnty Rev Ref Columbia Vantage House Corp	5.00%	04/01/36	1,094,380
85,000	Howard Cnty MD Retmnt Cmnty Rev Ref Vantage House Fac	5.00%	04/01/21	87,048
500,000	Howard Cnty MD Retmnt Cmnty Rev Ref Vantage House Fac	5.00%	04/01/26	542,555
220,000	MD St Econ Dev Corp Econ Dev Rev Transprtn Facs Proj, Ser A	5.38%	06/01/25	225,271
600,000	MD St Econ Dev Corp Student Hsg Rev Ref Sr Univ MD Proj	4.00%	07/01/24	639,948
2,490,000	MD St Econ Dev Corp Student Hsg Rev Ref Univ MD Clg Park Projs, AGM	5.00%	06/01/35	2,942,981
500,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Adventist Hlth Care Obligated Grp, Ser A	5.50%	01/01/26	604,240
800,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel Hlth System, Ser A	5.00%	07/01/30	969,864
1,000,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel Hlth System, Ser A	5.00%	07/01/32	1,203,400
790,000	MD St Ref, Ser B	5.00%	08/01/24	928,368
2,650,000	MD St St & Loc Facs Loan of 2013-1st, Ser A	5.00%	03/01/23	2,785,176
1,500,000	Prince Georges Cnty MD Rev Ref Collington Episcopal Life Care Cmnty Inc	5.00%	04/01/25	1,640,085
				17,558,112
	Massachusetts – 2.1%
925,000	Ludlow MA	4.00%	02/01/32	1,051,087
960,000	Ludlow MA	4.00%	02/01/33	1,086,614
10,130,000	MA St Bay Transprtn Auth Variable Gen Transprtn Sys, Ser A2 (a)	1.08%	03/01/30	10,130,000
250,000	MA St Dev Fin Agy Rev Linden Ponds Inc Fac (b)	5.00%	11/15/28	289,705
325,000	MA St Dev Fin Agy Rev Merrimack Clg	5.00%	07/01/37	370,936
500,000	MA St Dev Fin Agy Rev Ref Newbridge Charles Inc (b)	5.00%	10/01/37	554,165
700,000	MA St Dev Fin Agy Rev Umass Boston Student Hsg Proj	5.00%	10/01/24	803,908
3,000,000	MA St Dev Fin Agy Rev Umass Boston Student Hsg Proj	5.00%	10/01/41	3,413,340
2,000,000	MA St Port Auth Spl Facs Rev Ref Bosfuel Proj, Ser A, AMT	5.00%	07/01/33	2,474,220
3,425,000	MA St, Ser A	5.00%	03/01/41	3,873,846
				24,047,821
	Michigan – 2.9%
240,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/32	270,166
500,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/33	562,025
735,000	Grand Traverse Cnty MI Hosp Fin Auth Munson Hlth Care Obligated Grp, Ser A	5.00%	07/01/44	857,061

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Michigan (Continued)
$4,500,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Ref Second Lien, Ser D	5.00%	07/01/36	$5,288,355
1,125,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Ref Sr Lien, Ser C	5.00%	07/01/28	1,359,551
1,995,000	Kalamazoo MI Econ Dev Corp Ref Heritage Cmnty of Kalamazoo Proj	5.00%	05/15/32	2,274,160
1,100,000	Kalamazoo MI Econ Dev Corp Ref Heritage Cmnty of Kalamazoo Proj	5.00%	05/15/37	1,232,913
1,000,000	Marquette MI Brd of Light & Pwr Elec Utility Sys Rev Ref, Ser A	5.00%	07/01/29	1,197,680
890,000	MI St Fin Auth Ltd Oblig Rev Ref Clg for Creative Studies Proj	5.00%	12/01/25	990,623
325,000	MI St Fin Auth Rev Loc Govt Loan Program Great Lakes Wtr Auth Ref, Ser C	5.00%	07/01/27	383,880
2,050,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/35	2,259,920
2,105,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/36	2,315,290
2,905,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	5.00%	11/15/41	3,403,992
1,000,000	MI St Fin Auth Rev Ref Loc Govt Loan Program Great Lakes Wtr Auth, Ser D-1	5.00%	07/01/34	1,165,180
500,000	MI St Fin Auth Rev Ref Loc Govt Loan Program, Ser F1	3.80%	10/01/22	521,685
125,000	MI St Fin Auth Rev Ref Loc Govt Loan Program, Ser F1	3.88%	10/01/23	132,428
565,000	MI St Hosp Fin Auth Ref Ascenion Sr Credit, Ser F7	5.00%	11/15/47	660,598
1,000,000	MI St Univ Rev Brd of Trustees, Ser B	5.00%	02/15/34	1,260,300
650,000	Midland MI Pub Schs Sch Bldg & Site, Ser II	5.00%	05/01/35	811,642
1,990,000	Utica MI Cmnty Schs Ref Sch Bldg & Site	5.00%	05/01/31	2,361,075
2,800,000	Wayne Cnty MI Arpt Auth Rev Ref, Ser F, AMT	5.00%	12/01/25	3,341,716
				32,650,240
	Minnesota – 0.9%
370,000	Duluth MN Indep Sch Dist #709 Ref, Ser B, COPS	5.00%	02/01/27	450,590
480,000	Hugo MN Chtr Sch Lease Rev Noble Academy Proj, Ser A	4.00%	07/01/22	495,504
400,000	Minneapolis MN Mf Rev Riverside Home Proj, Ser B (Mandatory put 05/01/20)	3.75%	11/01/21	400,108
750,000	MN St Hgr Edu Facs Auth Rev Ref Clg of St Scholastica Inc	4.00%	12/01/40	826,748
1,000,000	North Oaks MN Sr Hsg Rev Ref Waverly Gardens Proj	5.00%	10/01/28	1,136,980
1,000,000	Rochester MN Hlth Care & Hsg Rev Ref Samaritan Bethany Inc Proj, Ser A	5.00%	08/01/37	1,067,700
580,000	Saint Paul MN Hsg & Redev Auth Hlth Care Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/30	674,122
500,000	Saint Paul MN Hsg & Redev Auth Hlth Care Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/32	574,675
3,420,000	Saint Paul MN Hsg & Redev Auth Hlth Care Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/33	3,914,224
500,000	Saint Paul Park MN Sr Hsg & Hlth Care Rev Ref Presbyterian Homes Bloomington Proj	3.00%	09/01/24	517,045
400,000	Saint Paul Park MN Sr Hsg & Hlth Care Rev Ref Presbyterian Homes Bloomington Proj	3.13%	09/01/25	415,352
				10,473,048
	Mississippi – 0.6%
600,000	MS St Gaming Tax Rev, Ser A	5.00%	10/15/31	754,752
2,000,000	MS St, Ser A	5.00%	11/01/33	2,421,060
985,000	MS St, Ser B	5.00%	12/01/32	1,196,637
500,000	West Rankin MS Utility Auth Rev, AGM	5.00%	01/01/32	578,020
1,215,000	West Rankin MS Utility Auth Rev, AGM	5.00%	01/01/33	1,401,831
				6,352,300
	Missouri – 1.7%
220,000	Jackson Cnty MO Spl Oblig Ref Truman Sports Complex Proj	5.00%	12/01/22	244,147
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Missouri (Continued)
$700,000	Jackson Cnty MO Spl Oblig Ref Truman Sports Complex Proj	5.00%	12/01/31	$810,635
1,670,000	Joplin MO Indl Dev Auth Hlth Facs Rev Ref Freeman Hlth System	5.00%	02/15/26	1,905,771
5,525,000	Kansas City MO Indl Dev Auth Arpt Spl Oblig KS City Intrnl Arpt Terminal Mod Proj, Ser B, AGM, AMT	5.00%	03/01/49	6,584,971
1,000,000	Kansas City MO Land Clearance Redev Auth Proj Rev Convention Ctr Hotel Proj Tif Fing, Ser B (b)	5.00%	02/01/40	1,104,280
220,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/30	246,046
415,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/31	461,663
1,000,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/38	1,092,230
3,000,000	MO Jt Muni Elec Utility Commn Pwr Proj Rev Ref, Ser A	5.00%	12/01/40	3,520,440
200,000	MO St Dev Fin Brd Infrastructure Facs Rev Ref Independence MO Centerpoint Proj, Ser B	5.00%	04/01/28	232,450
750,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Mosaic Hlth Sys, Ser A	5.00%	02/15/32	943,852
160,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs	5.00%	02/01/23	176,067
500,000	MO St Hlth & Eductnl Facs Auth Sr Living Facs Lutheran Sr	5.38%	02/01/35	504,850
250,000	Saint Charles Cnty MO Pub Wtr Sply Dist #2 Ref, COPS	5.00%	12/01/28	298,695
1,040,000	Saint Louis MO Muni Fin Corp Sales Tax Leasehold Rev Ref	5.00%	02/15/28	1,230,778
				19,356,875
	Montana – 0.3%
740,000	MT St Fac Fin Auth Rev Ref	5.00%	02/15/25	868,331
130,000	MT St Fac Fin Auth Rev Ref	5.00%	02/15/29	156,244
2,000,000	MT St Fac Fin Auth Rev Ref Scl Hlth Sys, Ser A	4.00%	01/01/36	2,305,920
				3,330,495
	Nebraska – 0.9%
1,745,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/27	1,896,082
5,370,000	Centrl Plains Energy Proj NE Gas Proj Rev Ref Proj #3, Ser A	5.00%	09/01/29	6,657,350
545,000	Madison Cnty NE Hosp Auth #1 Ref Faith Regl Hlth Svcs Proj	5.00%	07/01/28	646,207
500,000	NE St Pub Pwr Dist Rev Gen, Ser C	5.00%	01/01/35	590,820
				9,790,459
	Nevada – 0.7%
750,000	Carson City NV Hosp Rev Ref Carson Tahoe Regl Med Ctr, Ser A	5.00%	09/01/30	899,085
1,685,000	Clark Cnty NV Detention Ctr	4.00%	06/01/35	1,937,683
1,045,000	Clark Cnty NV Impt Dist Ref Spl Loc Impt #151	4.50%	08/01/23	1,111,859
430,000	Las Vegas NV Spl Impt Dist #808 & #810 Ref	5.00%	06/01/22	456,634
120,000	North Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.50%	06/01/24	123,322
150,000	North Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/25	156,202
185,000	North Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/26	192,996
260,000	North Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/27	270,969
335,000	NV Dept of Business & Industry NV Doral Academy, Ser A (b)	5.00%	07/15/27	372,058
300,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/29	364,935
950,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/30	1,150,146
275,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/31	331,793
				7,367,682
	New Hampshire – 0.4%
1,000,000	National Fin Auth NH Sol Wst Disp Rev Variable Ref Wst Mgmt Inc Proj, Ser A-1, AMT (Mandatory put 07/01/24)	2.15%	09/01/25	1,007,980
2,740,000	NH St Hlth & Edu Facs Auth Rev Concord Hosp Trust	5.00%	10/01/42	3,257,531
				4,265,511

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New Jersey – 2.2%
$450,000	NJ St Econ Dev Auth Mtr Vehcl Surcharge Rev Ref Sub, Ser A, BAM	5.00%	07/01/28	$545,148
500,000	NJ St Econ Dev Auth Ref, Ser A, BAM	5.00%	06/15/23	558,290
2,965,000	NJ St Econ Dev Auth Rev, Ser WW	5.00%	06/15/34	3,325,366
490,000	NJ St Econ Dev Auth Spl Fac Rev Ref Port Newark Container Terminal LLC Proj, AMT	5.00%	10/01/25	573,241
1,000,000	NJ St Hlth Care Facs Fing Auth Rev Ref Hackensack Meridian Hlth, Ser A	5.00%	07/01/24	1,164,380
100,000	NJ St Transit Corp, Ser A, GANS	5.00%	09/15/21	106,580
1,240,000	NJ St Transprtn Trust Fund Auth Cap Apprec Transprtn Sys, Ser C, AMBAC	(d)	12/15/25	1,083,847
165,000	NJ St Transprtn Trust Fund Auth Fed Hwy Reimbursement Nts, Ser A-1, GARVEE	5.00%	06/15/28	194,456
500,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys, Ser A	5.00%	12/15/30	592,550
3,040,000	NJ St Transprtn Trust Fund Auth Ref Transptrn Sys, Ser A	5.00%	12/15/26	3,601,336
400,000	NJ St Transprtn Trust Fund Auth Transprtn Program, Ser AA	4.00%	06/15/27	417,128
1,400,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser D	5.25%	12/15/23	1,597,134
105,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser D	5.00%	12/15/24	121,121
1,500,000	NJ St Transprtn Trust Fund Auth, Ser BB	5.00%	06/15/30	1,781,985
220,000	NJ St Transprtn Trust Fund Auth, Ser BB	5.00%	06/15/31	259,954
500,000	NJ St Transprtn Trust Fund Auth, Ser BB	5.00%	06/15/32	588,035
1,000,000	NJ St Transprtn Trust Fund Auth, Ser BB	5.00%	06/15/33	1,171,220
500,000	Tobacco Settlement Fing Corp NJ Ref, Ser A	5.00%	06/01/27	608,685
5,505,000	Tobacco Settlement Fing Corp NJ Ref, Ser A	5.00%	06/01/46	6,273,828
				24,564,284
	New Mexico – 0.3%
600,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.00%	10/01/23	611,358
230,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.20%	10/01/24	238,459
240,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.30%	10/01/25	250,553
250,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.45%	10/01/26	263,045
260,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.55%	10/01/27	275,208
365,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	5.00%	10/01/33	397,525
520,000	Santa Fe NM Retmnt Fac Rev El Castillo Retmnt Proj, Ser A	5.00%	05/15/34	589,368
500,000	Santa Fe NM Retmnt Fac Rev El Castillo Retmnt Proj, Ser A	5.00%	05/15/44	553,490
				3,179,006
	New York – 4.2%
100,000	Buffalo & Erie Cnty NY Indl Land Dev Corp Rev Ref Orchard Park	5.00%	11/15/22	108,440
115,000	Buffalo & Erie Cnty NY Indl Land Dev Corp Rev Ref Orchard Park	5.00%	11/15/24	130,254
3,400,000	Build NYC Resource Corp NY Sol Wst Disp Rev Ref Pratt Paper Inc Proj, AMT (b)	5.00%	01/01/35	3,744,148
1,975,000	Met Transprtn Auth NY Rev Ref Transptrn, Subser C-1	5.00%	11/15/34	2,312,587
4,000,000	Met Transprtn Auth NY Rev Transprtn, Subser A-1	5.00%	11/15/40	4,579,240
840,000	Monroe Cnty NY Indl Dev Corp Rev Ref Nazareth Clg of Rochester Proj, Ser A	5.00%	10/01/23	944,815
4,220,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref 2nd Gen Resolution, Subser CC-1	4.00%	06/15/33	4,785,142
3,550,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev, Ser DD-1	4.00%	06/15/37	4,035,107
1,000,000	New York City NY Transitional Fin Auth Rev Future Tax Secured Sub Fiscal 2016, Ser A-1	5.00%	08/01/37	1,173,620
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$1,500,000	New York City NY Transitional Fin Auth Rev Future Tax Sub, Subser E-1	5.00%	02/01/37	$1,767,990
1,350,000	New York City NY Transitional Fin Auth Rev Sub Future Tax Secured Fiscal 1999, Ser A Subser E-1	5.00%	02/01/36	1,627,250
5,415,000	New York City NY Transitional Fin Auth Rev Sub Future Tax Secured Fiscal 1999, Ser A Subser E-1	5.00%	02/01/40	6,461,124
5,000,000	New York City NY Transitional Fin Auth Rev Var Future Tax Secured, Subser G-5 (a)	1.30%	05/01/34	5,000,000
500,000	New York NY Fiscal 2020-Ser B-1	4.00%	10/01/35	579,570
415,000	New York NY Fiscal 2020-Ser B-1	4.00%	10/01/37	477,113
5,000,000	New York NY Var, Ser I, Subser I-3 (a)	1.10%	03/01/44	5,000,000
300,000	NY St Dorm Auth Revs Non St Supported Debt Ref Orange Regl Med Ctr (b)	5.00%	12/01/25	354,234
195,000	NY St Dorm Auth Revs Non St Supported Debt Unrefunded Pace Univ, Ser A	4.00%	05/01/22	206,784
85,000	NY St Dorm Auth Revs Non St Supported Debt Unrefunded Pace Univ, Ser A	5.00%	05/01/23	94,836
2,850,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser E	5.00%	03/15/34	3,362,914
500,000	Port Auth of New York & New Jersey NY Consol One Hundred Eighty Fifth Ref, AMT	5.00%	09/01/23	566,090
465,000	Port Auth of New York & New Jersey NY Ref Consol, Ser 186, AMT	5.00%	10/15/35	534,536
15,000	Suffolk Cnty NY Econ Dev Corp Rev Prerefunded Catholic Hlth Svcs Long Island Oblig Grp Proj	5.00%	07/01/28	15,969
85,000	Suffolk Cnty NY Econ Dev Corp Rev Unrefunded Catholic Hlth Svcs Long Island Oblig Grp Proj	5.00%	07/01/28	90,059
				47,951,822
	North Carolina – 2.0%
1,775,000	Charlotte NC Wtr & Swr Sys Rev Ref	5.00%	07/01/22	1,955,659
5,000,000	Charlotte NC Wtr & Swr Sys Rev Ref	4.00%	07/01/36	5,560,550
575,000	Charlotte-Mecklenburg NC Hosp Auth Hlth Care Sys Rev Ref Carolinas Hlth Care Sys, Ser A	5.00%	01/15/34	674,297
750,000	Greenville NC Comb Enterprise Sys Rev Ref	5.00%	04/01/28	913,665
1,330,000	Monroe NC Comb Enterprise Sys Rev Ref	5.00%	03/01/28	1,597,383
900,000	NC St Capital Facs Fin Agy Student Rev Ref Hsg NC A&T Univ Fdtn Proj, Ser A, AGC	5.00%	06/01/26	1,051,425
4,000,000	NC St Med Care Commn Hlth Care Facs Rev Var Novant Hlth Grp, Ser A (a)	1.13%	11/01/34	4,000,000
655,000	NC St Med Care Commn Retmnt Facs Rev Ref Retmnt Facs First Mtg Rev Bonds Galloway Ridge, Ser A	5.00%	01/01/30	774,334
1,225,000	NC St Med Care Commn Retmnt Facs Rev Ref Retmnt Facs First Mtg Rev Bonds Galloway Ridge, Ser A	5.00%	01/01/39	1,412,278
630,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/29	713,809
320,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/32	360,365
750,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/37	837,353
500,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/47	552,880
1,500,000	NC St Med Care Commn Retmnt Facs Rev Twin Lakes Cmnty, Ser A	5.00%	01/01/44	1,718,730
430,000	Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A, AMT	5.00%	05/01/36	515,549
				22,638,277

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	North Dakota – 0.1%
$225,000	Burleigh Cnty ND Hlth Care Rev St Alexius Med Ctr Proj, Ser A	5.00%	07/01/22	$238,763
1,300,000	Grand Forks ND Sr Hsg & Nur Fac Rev Ref Vly Homes Oblig Grp, Ser A	5.00%	12/01/23	1,396,941
				1,635,704
	Ohio – 3.5%
135,000	Butler Cnty OH Hosp Facs Ref Uc Hlth	5.00%	11/15/30	163,990
1,500,000	Butler Cnty OH Hosp Facs Ref Uc Hlth	5.00%	11/15/31	1,814,835
1,000,000	Butler Cnty OH Hosp Facs Ref Uc Hlth	5.00%	11/15/32	1,204,610
1,000,000	Chillicothe OH City Sch Dist Ref, AGM	4.00%	12/01/31	1,097,920
500,000	Cleveland OH Pub Pwr Sys Rev Ref, Ser A, AGM	5.00%	11/15/24	585,340
600,000	Cleveland-Cuyahoga Cnty OH Port Auth Cultural Fac Rev Ref Playhouse Sq Fdtn Proj	5.00%	12/01/28	667,716
700,000	Cleveland-Cuyahoga Cnty OH Port Auth Cultural Fac Rev Ref Playhouse Sq Fdtn Proj	5.50%	12/01/43	812,756
1,255,000	Columbus OH Swr Rev Ref Sys	5.00%	06/01/26	1,481,214
700,000	Hamilton Cnty OH Hlth Care Facs Rev Christ Hosp Proj	5.25%	06/01/27	764,533
1,000,000	Lancaster OH Port Auth Gas Rev Ref, Ser A (Mandatory put 02/01/25)	5.00%	08/01/49	1,163,040
960,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/32	1,174,963
1,000,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/33	1,219,180
3,000,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/36	3,623,910
575,000	Miamisburg OH City Sch Dist Ref	5.00%	12/01/35	678,276
5,250,000	OH St Air Quality Dev Auth Exempt Facs Rev, AMT (b)	5.00%	07/01/49	5,804,295
2,225,000	OH St Air Quality Dev Auth Ref OH Vly Elec Corp Proj, Ser A	3.25%	09/01/29	2,294,086
1,000,000	OH St Hgr Edu, Ser A	5.00%	05/01/33	1,174,090
1,000,000	OH St Hgr Eductnl Fac Commn Denison Univ Proj	5.00%	11/01/38	1,262,240
2,000,000	OH St Spl Oblig, Ser A-2	5.00%	04/01/30	2,351,220
1,000,000	OH St Wtr Dev Auth Rev Wtr Dev Fresh Wtr, Ser A	5.00%	12/01/21	1,079,140
2,500,000	OH St, Ser T	5.00%	05/01/32	3,091,500
5,325,000	Ross Cnty OH Hosp Rev Ref Adena Hlth Sys Oblig Grp Proj	5.00%	12/01/39	6,528,823
				40,037,677
	Oklahoma – 0.9%
900,000	Catoosa OK Indl Auth Sales Tax Rev	4.50%	10/01/32	934,605
750,000	OK St Dev Fin Auth Hlth Sys Rev OU Medicine Proj, Ser B	5.25%	08/15/48	890,565
2,815,000	Oklahoma City OK Arpt Trust Junior Lien, AMT	5.00%	07/01/34	3,439,142
1,000,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/25	1,199,530
1,000,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/26	1,222,970
1,000,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/25	1,159,160
250,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/26	292,625
100,000	Tulsa OK Arpts Impt Trust Ref, Ser D, BAM	5.00%	06/01/28	102,053
1,000,000	Weatherford OK Indl Trust Eductnl Facs Lease Rev Weatherford Pub Schs Proj	5.00%	03/01/31	1,237,390
				10,478,040
	Oregon – 2.3%
170,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	4.00%	05/15/26	187,612
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Oregon (Continued)
$250,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	5.00%	11/15/32	$290,840
145,000	Multnomah Cnty OR Hosp Facs Auth Rev Ref Terwilliger Plaza	5.00%	12/01/20	147,800
4,000,000	OR St Dept of Admin Svcs Lottery Rev, Ser A	5.00%	04/01/34	4,900,200
2,035,000	OR St Dept of Admin Svcs Lottery Rev, Ser A	5.00%	04/01/35	2,487,299
2,000,000	OR St Dept of Transprtn Highway User Tax Rev Ref Sr Lien, Ser C	5.00%	11/15/21	2,156,200
2,500,000	OR St Dept of Transprtn Highway User Tax Rev Ref, Ser A	5.00%	11/15/22	2,787,975
1,100,000	OR St Facs Auth Rev Ref Univ Portland, Ser A	5.00%	04/01/32	1,284,415
500,000	Oregon City OR	4.00%	06/01/37	573,180
1,060,000	Oregon City OR	4.00%	06/01/38	1,211,442
2,500,000	Portland OR Swr Sys Rev 2nd Lien, Ser A	4.50%	05/01/31	2,923,500
4,925,000	Tri-Cnty OR Met Transprtn Dist, Ser A, GARVEE	5.00%	10/01/31	6,103,602
700,000	Yamhill Cnty OR Hosp Auth Ref Friendsview Retmnt Cmnty, Ser A	5.00%	11/15/31	790,671
				25,844,736
	Pennsylvania – 6.5%
500,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Obligated Grp Issue, Ser A	5.00%	04/01/26	601,640
1,500,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Obligated Grp Issue, Ser A	5.00%	04/01/32	1,823,580
1,200,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	5.00%	07/15/32	1,510,896
505,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	5.00%	07/15/34	632,492
1,000,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/36	1,128,260
1,820,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/38	2,032,267
900,000	Armstrong PA Sch Dist Ref, Ser A, BAM	5.00%	03/15/31	1,126,440
1,055,000	Armstrong PA Sch Dist Ref, Ser A, BAM	4.00%	03/15/36	1,198,638
500,000	Armstrong PA Sch Dist Ref, Ser A, BAM	4.00%	03/15/37	566,160
460,000	Berks Cnty PA Indl Dev Auth Hlth Care Facs Rev Ref Highlands at Wyomissing, Ser-A	5.00%	05/15/32	535,274
1,050,000	Bucks Cnty PA Indl Dev Auth Hosp Rev St Luke’s Univ Hlth Network Proj	4.00%	08/15/44	1,131,669
395,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/32	447,847
415,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/33	469,892
1,000,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/37	1,125,310
765,000	Chester Cnty PA Indl Dev Auth Renaissance Academy Chrt Sch	5.00%	10/01/34	843,711
1,000,000	Cmwlth Fing Auth PA Tobacco Master Settlement Payment Rev Tobacco Master Settlement Payment Bonds	5.00%	06/01/25	1,178,710
410,000	Cmwlth Fing Auth PA Tobacco Master Settlement Payment Rev Tobacco Master Settlement Payment Bonds	5.00%	06/01/26	493,078
500,000	Colonial PA Sch Dist	5.00%	02/15/36	586,100
300,000	Colonial PA Sch Dist, Ser A	5.00%	02/15/34	356,211
270,000	Conestoga Vly PA Sch Dist	4.00%	02/01/31	308,332
300,000	Conestoga Vly PA Sch Dist	4.00%	02/01/32	340,968
300,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Ministries Proj	5.00%	01/01/30	335,169
700,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Ministries Proj	5.00%	01/01/38	768,467
1,150,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Social Ministries	5.00%	01/01/25	1,301,294

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$1,000,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Social Ministries	5.00%	01/01/33	$1,127,270
1,660,000	Cumberland Cnty PA Muni Auth Ref Messiah Vlg Proj	5.00%	07/01/28	1,847,613
1,340,000	Delaware Cnty PA Auth Ref Elwyn Proj	5.00%	06/01/27	1,503,761
1,165,000	Dover PA Area Sch Dist, BAM	4.00%	04/01/32	1,314,563
770,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/29	901,385
1,730,000	Kiski Vly PA Wtr Poll Control Auth Ref, AGM	4.00%	09/01/42	1,858,228
480,000	Lancaster Cnty PA Hosp Auth Hlth Care Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/30	555,638
1,110,000	Lancaster Cnty PA Hosp Auth Hlth Care Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/38	1,257,352
500,000	Middletown PA Sch Dist, Ser A	5.00%	03/01/28	543,910
1,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/34	1,124,200
1,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/35	1,120,680
1,005,000	Montgomery Cnty PA Indl Dev Auth Acts Retmnt Life Cmntys Ref	5.00%	11/15/25	1,088,164
50,000	Montgomery Cnty PA Indl Dev Auth Acts Retmnt Life Cmntys Ref	5.00%	11/15/29	53,864
2,850,000	Montgomery Cnty PA Indl Dev Auth Ref Acts Retmnt Life Cmntys Inc Oblig Grp	5.00%	11/15/36	3,319,794
480,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	5.00%	12/01/26	561,408
100,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/33	111,065
200,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/34	221,720
580,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	5.00%	12/01/44	671,518
140,000	Northampton Cnty PA Gen Purpose Auth Clg Rev Ref Moravian Clg	5.00%	10/01/25	164,039
225,000	Northampton Cnty PA Gen Purpose Auth Clg Rev Ref Moravian Clg	5.00%	10/01/26	267,705
340,000	Northampton Cnty PA Gen Purpose Auth Clg Rev Ref Moravian Clg	5.00%	10/01/31	395,349
1,800,000	Northampton Cnty PA Gen Purpose Auth Hosp Rev Ref St Luke’s Univ Hlth Network Proj, Ser A	5.00%	08/15/28	2,152,926
1,000,000	PA St Hgr Eductnl Facs Auth Rev Ref Drexel Univ	5.00%	05/01/25	1,179,180
1,105,000	PA St Hgr Eductnl Facs Auth Rev Ref Drexel Univ	5.00%	05/01/34	1,291,170
1,000,000	PA St Turnpike Commn Turnpike Rev Ref	5.00%	12/01/33	1,155,230
4,000,000	PA St Turnpike Commn Turnpike Rev Ref Sub Mtr License Fund, 2nd Ser	5.00%	12/01/41	4,763,320
2,500,000	PA St Turnpike Commn Turnpike Rev Ref Sub, Ser B	5.00%	06/01/36	2,921,725
550,000	PA St Turnpike Commn Turnpike Rev Subordinate, Ser A-1	5.00%	12/01/30	647,939
290,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/25	344,445
1,625,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/29	1,908,530
1,000,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/29	1,204,790
2,000,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/34	2,374,740
5,215,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 15th Ser	5.00%	08/01/42	6,146,190
500,000	Philadelphia PA Ref, Ser A	5.00%	08/01/26	611,145
500,000	Philadelphia PA Ref, Ser A	5.00%	08/01/27	621,695
750,000	Philadelphia PA Ref, Ser A	5.25%	07/15/28	860,048
2,000,000	Philadelphia PA, Ser B	5.00%	02/01/36	2,489,460
405,000	Southcentrl PA General Auth Rev Ref Hanover Hosp Inc	5.00%	12/01/23	460,299
1,970,000	Westmoreland Cnty PA Muni Auth Ref, BAM	5.00%	08/15/42	2,281,280
				74,265,743
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Puerto Rico – 0.5%
$2,618,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	$2,797,804
387,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/27	310,049
92,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/29	68,778
3,220,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/31	2,240,573
				5,417,204
	Rhode Island – 0.5%
150,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/31	185,996
320,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/33	392,806
230,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/35	279,043
1,125,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/29	1,331,156
1,460,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/32	1,705,105
1,700,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/39	1,949,509
				5,843,615
	South Carolina – 0.4%
1,000,000	Greenville SC Hosp Sys Brd Hosp Facs Rev, Ser B	5.00%	05/01/30	1,134,080
150,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	3.13%	12/01/22	152,312
1,000,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/31	1,050,660
745,000	Piedmont SC Muni Pwr Agy Elec Rev Ref, Ser A-3	5.00%	01/01/23	775,917
1,000,000	SC Jobs Econ Dev Auth Ref Acts Retmnt Life Cmntys Inc Oblig Grp, Ser C	5.00%	11/15/47	1,147,710
500,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Ref Lutheran Homes of SC Inc	5.00%	05/01/42	536,810
30,000	SC St Jobs Econ Dev Auth Hosp Rev Ref Palmetto Hlth, Ser A	5.00%	08/01/23	34,135
150,000	SC St Jobs Econ Dev Auth Hosp Rev Ref Palmetto Hlth, Ser A, AGM	5.50%	08/01/24	161,190
				4,992,814
	South Dakota – 0.1%
85,000	SD St Hlth & Eductnl Facs Auth Ref Sanford Oblig Grp	5.00%	11/01/35	98,362
1,030,000	SD St Hlth & Eductnl Facs Auth Sanford Oblig Grp, Ser B	5.00%	11/01/34	1,173,088
				1,271,450
	Tennessee – 1.5%
250,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/34	304,000
200,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/37	219,388
825,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/34	1,003,200
325,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Student Hsg CDFI Phase I	5.00%	10/01/23	364,377
120,000	Jackson TN Hosp Rev Ref West TN Hlth Care, Ser A	5.00%	04/01/25	142,230
300,000	Jackson TN Hosp Rev Ref West TN Hlth Care, Ser A	5.00%	04/01/26	363,831
600,000	Memphis Shelby Cnty TN Arpt Auth Arpt Rev Ref, Ser B, AMT	5.75%	07/01/23	617,634
865,000	Met Govt Nashville & Davidson Cnty TN Elec Rev Sys, Ser A	5.00%	05/15/35	1,057,177

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Tennessee (Continued)
$1,215,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/28	$1,450,819
1,385,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/29	1,646,862
375,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/37	458,599
600,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/29	714,426
400,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/34	477,028
700,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/39	821,954
3,355,000	TN St Energy Acquisition Corp Gas Rev Proj, Ser A (Mandatory put 05/01/23)	4.00%	05/01/48	3,577,873
50,000	TN St Energy Acquisition Corp Gas Rev, Ser A	5.25%	09/01/22	54,848
2,660,000	TN St Energy Acquisition Corp Gas Rev, Ser A	5.25%	09/01/26	3,185,589
				16,459,835
	Texas – 10.2%
2,000,000	Arlington TX Ref	4.00%	08/15/31	2,316,320
450,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/33	517,374
3,870,000	Austin TX Arpt Sys Rev, Ser B, AMT	5.00%	11/15/39	4,769,117
3,550,000	Austin TX Wtr & Wstwtr Sys Rev Ref	5.00%	11/15/30	4,101,989
455,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fdtn Proj	5.00%	07/15/25	520,497
435,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fdtn Proj	5.00%	07/15/27	501,024
2,255,000	Brazoria Cnty TX Toll Road Auth Toll Road Rev Sub Lien, Ser A	5.00%	03/01/36	2,705,526
600,000	Brd of Managers TX Jt Guadalupe Cnty City of Seguin Hosp Mtg Ref	5.00%	12/01/24	661,464
600,000	Centrl TX Regl Mobility Auth Rev Ref Sub Lien	5.00%	01/01/33	655,206
850,000	Centrl TX Regl Mobility Auth Rev Sr Lien, Ser A	5.00%	01/01/29	992,384
500,000	Clifton TX Hgr Edu Fin Corp Edu Rev Idea Pub Schs	5.00%	08/15/32	538,035
1,390,000	Clifton TX Hgr Edu Fin Corp Edu Rev, Ser A	4.00%	12/01/25	1,461,432
4,425,000	Corpus Christi TX Utility Sys Rev Ref Jr Lien	5.00%	07/15/33	5,465,760
2,365,000	Corpus Christi TX Utility Sys Rev Ref Jr Lien	5.00%	07/15/35	2,904,362
725,000	Deer Park TX Indep Sch Dist Sch Bldg	5.00%	08/15/33	875,140
600,000	Deer Park TX Indep Sch Dist Sch Bldg	5.00%	08/15/34	722,010
1,000,000	Deer Park TX Indep Sch Dist Sch Bldg	5.00%	08/15/35	1,199,960
700,000	Deer Park TX Indep Sch Dist Sch Bldg	5.00%	08/15/36	838,166
1,700,000	Everman TX Indep Sch Dist Ref	4.00%	02/15/38	1,915,628
455,000	Flower Mound TX Spl Assmnt Rev River Walk Pub Impt Dist #1	6.13%	09/01/28	470,388
2,375,000	Goose Creek TX Consol Indep Sch Dist, Ser A	4.00%	02/15/37	2,664,774
1,970,000	Grand Prairie TX, Ser A	4.00%	02/15/36	2,245,524
2,050,000	Grand Prairie TX, Ser A	4.00%	02/15/37	2,329,825
1,000,000	Grand Prairie TX, Ser A	4.00%	02/15/38	1,132,660
1,000,000	Harris Cnty TX Cultural Edu Facs Fin Corp Med Facs Rev Ref Baylor Clg of Med	4.00%	11/15/30	1,119,120
1,100,000	Harris Cnty TX Ref Sr Lien Toll Road, Ser B	5.00%	08/15/36	1,286,802
2,600,000	Harris Cnty TX Ref Sr Lien, Ser A	5.00%	08/15/36	3,089,528
1,325,000	Hays Cnty TX	4.00%	02/15/37	1,505,863
500,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj, AMT	4.50%	07/01/20	509,085
100,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj, AMT	4.75%	07/01/24	108,777
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$1,000,000	Houston TX Arpt Sys Rev Ref, Ser B-2, AMT	5.00%	07/15/20	$1,022,330
1,730,000	Houston TX Cmnty Clg Ref	4.00%	02/15/37	1,903,329
1,000,000	Houston TX Hotel Occupancy Tax & Spl Rev Ref Convention & Entertainment Facs Dept	5.00%	09/01/32	1,243,670
1,000,000	Houston TX Utility Sys Rev Ref 1st Lien, Ser D	5.00%	11/15/29	1,197,280
850,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch (b)	4.35%	08/15/25	891,191
815,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch, Ser A (b)	4.20%	08/15/25	851,920
1,250,000	Laredo TX Cmnty Clg Dist Combined Fee Rev Ref, BAM	4.00%	08/01/33	1,393,638
1,290,000	Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv (e)	5.13%	09/01/38	1,351,456
500,000	Liberty Hill TX Indep Sch Dist Ref	5.00%	08/01/30	607,430
700,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/33	836,458
400,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/37	481,904
610,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/38	732,909
1,000,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/40	1,196,540
1,690,000	Mesquite TX Indep Sch Dist	4.00%	08/15/33	1,936,622
370,000	Mission TX Ctfs Oblig, AGM	5.00%	02/15/30	452,147
1,105,000	Montgomery TX Indep Sch Dist Ref Sch Bldg	5.00%	02/15/28	1,302,563
1,350,000	N Fort Bend TX Wtr Auth Wtr Sys Rev Ref, Ser A	4.00%	12/15/36	1,565,379
4,000,000	N Fort Bend TX Wtr Auth Wtr Sys Rev Ref, Ser A	4.00%	12/15/37	4,606,440
2,250,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/31	2,665,418
1,500,000	N TX Tollway Auth Rev Ref Sys Second Tier, Ser B	5.00%	01/01/31	1,698,720
250,000	N TX Tollway Auth Rev Ref, Ser A	5.00%	01/01/33	296,120
1,415,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/31	1,554,080
1,200,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/32	1,315,968
500,000	New Hope Cultural Edu Facs Fin Corp TX Student Hsg Rev Chf TX A&M Univ Corpus Christi Island Campus Proj, Ser A	5.00%	04/01/29	547,530
505,000	Newark Hgr Edu Fin Corp TX Edu Rev Austin Achieve Pub Schs Inc, Ser A	5.00%	06/15/32	524,129
495,000	Red River TX Hlth Facs Dev Corp Retmnt Fac Rev MRC Crestview, Ser A	7.75%	11/15/31	559,098
2,690,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Baylor Scott & White Hlth Proj, Ser A	5.00%	11/15/45	3,102,000
770,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Retmnt Fac Rev Ref Buckner Retmnt Svcs Inc Proj	5.00%	11/15/29	915,453
525,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Retmnt Fac Rev Temps 50 Buckner Sr Living Ventana Proj, Ser B-3	3.88%	11/15/22	525,310
1,485,000	TX St Muni Gas Acquisition & Sply Corp I Gas Sply Rev Sr Lien, Ser A	5.25%	12/15/26	1,814,180
600,000	TX St Muni Gas Acquisition & Sply Corp III Gas Sply Rev	5.00%	12/15/24	659,214
2,850,000	TX St Muni Gas Acquisition & Sply Corp III Gas Sply Rev	5.00%	12/15/30	3,098,235
1,180,000	TX St Muni Gas Acquisition & Sply Corp III Gas Sply Rev	5.00%	12/15/31	1,281,303
5,000,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Segment 3C Proj, AMT	5.00%	06/30/58	5,832,700
525,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref, Ser B	5.00%	08/15/37	598,894
785,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	5.00%	04/15/30	986,062
4,500,000	TX St Wtr Dev Brd St Wtr Implementation Rev Fund for TX	4.00%	10/15/32	5,095,800
150,000	Univ of Houston TX Univ Rev Ref, Ser A	5.00%	02/15/26	183,306

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$3,250,000	Univ of Houston TX Univ Rev Ref, Ser A	5.00%	02/15/31	$3,887,942
1,900,000	Univ of Houston TX Univ Rev Ref, Ser A	5.00%	02/15/35	2,254,654
1,560,000	Uptown Dev Auth TX Incr Contract Rev, Ser A	5.00%	09/01/36	1,779,461
500,000	Viridian TX Muni Mgmt Dist Ref Utility Impt, BAM	6.00%	12/01/26	610,120
155,000	Viridian TX Muni Mgmt Dist Road Impt, BAM	5.00%	12/01/26	174,852
125,000	Viridian TX Muni Mgmt Dist Utility Impt, BAM	5.00%	12/01/26	141,010
				115,798,505
	Utah – 1.5%
1,180,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/27	1,410,513
1,370,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/30	1,607,517
1,400,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/31	1,638,364
1,515,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/32	1,767,884
400,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Academy	5.00%	04/15/32	466,188
325,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Academy	5.00%	04/15/37	374,832
500,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Spectrum Academy Proj (b)	6.00%	04/15/45	504,455
1,590,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Wallace Stegner Academy Proj, Ser A (b)	5.00%	06/15/49	1,677,386
4,875,000	UT St Transit Auth Sales Tax Rev Ref Sub, BAM	5.00%	12/15/40	5,916,398
1,145,000	UT St Transit Auth Sales Tax Rev Ref Sub, Ser A	5.00%	06/15/35	1,340,337
				16,703,874
	Vermont – 0.4%
550,000	Burlington VT Ref Lakeview Garage Proj, Ser A, COPS	5.00%	12/01/24	637,335
745,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/25	820,319
585,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/26	649,906
2,500,000	VT St Eductnl & Hlth Bldgs Fing Agy Rev Ref Univ of VT Med Ctr, Ser A	5.00%	12/01/33	2,963,850
				5,071,410
	Virginia – 1.3%
1,000,000	Chesapeake VA Hosp Auth Hosp Fac Rev Ref Chesapeake Regl Med Ctr	4.00%	07/01/35	1,148,010
1,350,000	Norfolk VA Redev & Hsg Auth Rev Ft Norfolk Retmnt Cmnty Harbors Edge Proj, Ser A	4.00%	01/01/29	1,435,374
1,000,000	Norfolk VA Redev & Hsg Auth Rev Ft Norfolk Retmnt Cmnty Harbors Edge Proj, Ser A	5.25%	01/01/54	1,093,120
2,000,000	VA St Pub Bldg Auth Pub Facs Rev, Ser C, AMT	5.00%	08/01/33	2,402,240
1,000,000	VA St Resources Auth Infrastructure Rev Ref Infrastructure VA Pooled Fing Program, Ser C	4.00%	11/01/33	1,140,130
1,570,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/32	1,848,911
1,000,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/33	1,174,510
1,210,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/35	1,415,252
275,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/36	321,046
2,365,000	Wstrn VA Regl Jail Auth Regl Jail Facs Rev Ref	5.00%	12/01/34	2,879,529
				14,858,122
	Washington – 2.3%
1,235,000	Benton Cnty WA Pub Utility Dist #1 Ref	4.00%	11/01/36	1,376,432
1,090,000	Centrl Puget Sound WA Regl Transit Auth Green Bond, Ser S-1	5.00%	11/01/36	1,317,189
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Washington (Continued)
$1,250,000	Centrl Puget Sound WA Regl Transit Auth Sales & Use Tax Green Bond Ref & Impt, Ser S-1	5.00%	11/01/35	$1,486,675
1,250,000	Energy NW WA Elec Rev Ref Columbia Generating Sys, Ser A	5.00%	07/01/38	1,462,925
1,500,000	Energy NW WA Elec Rev Ref, Ser A	5.00%	07/01/24	1,756,935
575,000	Kalispel Tribe of Indians Priority Dist WA Rev, Ser A (b)	5.00%	01/01/32	643,517
155,000	Mason Cnty WA Pub Utility Dist #1 Sys	3.50%	12/01/21	161,184
3,000,000	Seattle WA Drain & Wstwtr Rev Ref	4.00%	07/01/36	3,405,690
270,000	Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt Skagit Regl Hlth	4.00%	12/01/24	298,007
110,000	Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt, Ser A	5.00%	12/01/22	120,816
165,000	Skagit Cnty WA Pub Hosp Dist #1 Skagit Vly Hosp	5.00%	12/01/20	169,773
500,000	Snohomish Cnty WA Hsg Auth	5.00%	04/01/34	613,720
250,000	Tacoma WA Elec Sys Rev	5.00%	01/01/37	300,680
35,000	WA St Hsg Fin Commn Ref Emerald Heights Proj	5.00%	07/01/22	38,100
50,000	WA St Hsg Fin Commn Ref Emerald Heights Proj	5.00%	07/01/28	55,252
1,000,000	WA St Hsg Fin Commn Transforming Age Proj, Ser A (b)	5.00%	01/01/44	1,095,180
2,500,000	WA St Ref R-2015D	5.00%	07/01/32	2,909,825
3,000,000	WA St, Ser 2020A	5.00%	08/01/35	3,815,280
4,000,000	WA St, Ser B	5.00%	02/01/36	4,638,400
				25,665,580
	West Virginia – 0.2%
2,250,000	Roane Cnty Bldg Commn WV Ref Roane General Hosp, BANS	2.55%	11/01/21	2,252,497
	Wisconsin – 2.3%
1,315,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Academy Las Vegas Proj, Ser A (b)	4.20%	07/15/27	1,402,461
1,250,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Academy Las Vegas Proj, Ser A (b)	5.13%	07/15/37	1,373,562
1,945,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	4.00%	07/01/27	2,077,785
620,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/37	676,377
425,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/34	505,104
1,000,000	Pub Fin Auth WI Exempt Facs Rev Ref Celanese Proj, Ser B, AMT	5.00%	12/01/25	1,149,190
385,000	Pub Fin Auth WI Retmnt Fac Rev Ref Whitestone Retmnt Facs 1st Mortgage Rev Bonds (b)	4.00%	03/01/27	411,704
1,000,000	Pub Fin Auth WI Retmnt Fac Rev Southminster (b)	5.00%	10/01/43	1,108,970
1,455,000	Pub Fin Auth WI Rev Ref Retmnt Hsg Fdtn Obligated Grp, Ser B	5.00%	11/15/26	1,684,279
1,300,000	WI St Gen Fund Annual Approp Rev Ref, Ser B	5.00%	05/01/34	1,557,270
3,650,000	WI St Hlth & Eductnl Facs Auth Rev Ref Ascension Hlth Credit Grp, Ser A	5.00%	11/15/36	4,320,979
1,000,000	WI St Hlth & Eductnl Facs Auth Rev Ref Ascension Hlth Credit Grp, Ser A	5.00%	11/15/39	1,169,970
500,000	WI St Hlth & Eductnl Facs Auth Rev Ref Marquette Univ	5.00%	10/01/28	549,305
1,175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/31	1,334,847
175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/33	197,218
700,000	WI St Hlth & Eductnl Facs Auth Rev Ref Rogers Memorial Hosp Inc, Ser A	5.00%	07/01/44	803,285
800,000	WI St Hlth & Eductnl Facs Auth Rev Ref Rogers Memorial Hosp Inc, Ser A	5.00%	07/01/49	915,216
435,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A	5.00%	09/15/30	467,655
1,015,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A	5.00%	09/15/31	1,087,359

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wisconsin (Continued)
$595,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A	5.00%	09/15/32	$635,847
455,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A	5.00%	09/15/33	484,871
2,000,000	WI St Ref, Ser 3	4.00%	11/01/34	2,272,940
				26,186,194
	Wyoming – 0.0%
250,000	Natrona Cnty WY Hosp Rev Ref WY Med Ctr Proj	5.00%	09/15/30	298,668

Total Investments – 97.3%	1,104,447,688
(Cost $1,065,285,714) (f)
Net Other Assets and Liabilities – 2.7%	30,810,149
Net Assets – 100.0%	$1,135,257,837
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Long Bonds	Short	16	Dec 2019	$ (2,582,000)	$(23,500)
U.S. Treasury Ultra 10-Year Notes	Short	137	Dec 2019	(19,468,984)	(165,453)
Total Futures Contracts				$(22,050,984)	$(188,953)

(a)	Variable Rate Demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2019, securities noted as such amounted to $59,833,326 or 5.3% of net assets.
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(d)	Zero coupon bond.
(e)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(f)	Aggregate cost for federal income tax purposes was $1,065,049,481. As of October 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $39,887,045 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $677,791. The net unrealized appreciation was $39,209,254. The amounts presented are inclusive of derivative contracts.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
COPS	Certificates of Participation
GANS	Grant Anticipation Notes
GARVEE	Grant Anticipation Revenue Vehicle
NATL-RE	National Public Finance Guarantee Corp.
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2019

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 1,104,447,688	$ —	$ 1,104,447,688	$ —
LIABILITIES TABLE
	Total Value at 10/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts	$ (188,953)	$ (188,953)	$ —	$ —

*	See Portfolio of Investments for state and territory breakout.

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Assets and Liabilities
October 31, 2019
ASSETS:
Investments, at value (Cost $1,065,285,714)	$ 1,104,447,688
Cash	20,082,043
Cash segregated as collateral for open futures contracts	307,868
Receivables:
Fund shares sold	16,621,473
Interest	12,759,587
Investment securities sold	900,187
Total Assets	1,155,118,846
LIABILITIES:
Payables:
Investment securities purchased	19,208,161
Investment advisory fees	463,895
Variation margin	188,953
Total Liabilities	19,861,009
NET ASSETS	$1,135,257,837
NET ASSETS consist of:
Paid-in capital	$ 1,098,696,786
Par value	205,000
Accumulated distributable earnings (loss)	36,356,051
NET ASSETS	$1,135,257,837
NET ASSET VALUE, per share	$55.38
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	20,500,002
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Operations
For the Year Ended October 31, 2019
INVESTMENT INCOME:
Interest	$ 22,055,101
Dividends	9,911
Total investment income	22,065,012
EXPENSES:
Investment advisory fees	4,736,291
Total expenses	4,736,291
Fees waived by the investment advisor	(1,092,990)
Net expenses	3,643,301
NET INVESTMENT INCOME (LOSS)	18,421,711
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	161,089
Futures	(545,012)
Net realized gain (loss)	(383,923)
Net change in unrealized appreciation (depreciation) on:
Investments	43,888,840
Futures	(182,203)
Net change in unrealized appreciation (depreciation)	43,706,637
NET REALIZED AND UNREALIZED GAIN (LOSS)	43,322,714
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 61,744,425

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statements of Changes in Net Assets
	Year Ended 10/31/2019	Year Ended 10/31/2018
OPERATIONS:
Net investment income (loss)	$ 18,421,711	$ 9,231,008
Net realized gain (loss)	(383,923)	(1,674,658)
Net change in unrealized appreciation (depreciation)	43,706,637	(9,084,698)
Net increase (decrease) in net assets resulting from operations	61,744,425	(1,528,348)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(18,404,821)	(9,168,753)
Return of capital	(424,682)	—
Total distributions to shareholders	(18,829,503)	(9,168,753)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	647,355,139	248,070,577
Cost of shares redeemed	(10,383,218)	(2,607,604)
Net increase (decrease) in net assets resulting from shareholder transactions	636,971,921	245,462,973
Total increase (decrease) in net assets	679,886,843	234,765,872
NET ASSETS:
Beginning of period	455,370,994	220,605,122
End of period	$ 1,135,257,837	$ 455,370,994
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	8,800,002	4,150,002
Shares sold	11,900,000	4,700,000
Shares redeemed	(200,000)	(50,000)
Shares outstanding, end of period	20,500,002	8,800,002
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 51.75	$ 53.16	$ 53.32	$ 51.58	$ 51.11
Income from investment operations:
Net investment income (loss)	1.35	1.35	1.34	1.32	1.35
Net realized and unrealized gain (loss)	3.67	(1.41)	(0.01)	1.99	0.50
Total from investment operations	5.02	(0.06)	1.33	3.31	1.85
Distributions paid to shareholders from:
Net investment income	(1.36)	(1.35)	(1.33)	(1.35)	(1.38)
Net realized gain	—	—	(0.16)	(0.22)	—
Return of capital	(0.03)	—	—	—	—
Total distributions	(1.39)	(1.35)	(1.49)	(1.57)	(1.38)
Net asset value, end of period	$55.38	$51.75	$53.16	$53.32	$51.58
Total return (a)	9.79%	(0.12)%	2.59%	6.47%	3.66%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,135,258	$ 455,371	$ 220,605	$ 82,650	$ 33,529
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.52%	0.65%
Ratio of net investment income (loss) to average net assets	2.53%	2.60%	2.63%	2.52%	2.63%
Portfolio turnover rate (b)	26%	42%	85%	85%	109%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived by the advisor.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Managed Municipal ETF (FMB)
October 31, 2019
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of fifteen funds that are offering shares. This report covers the First Trust Managed Municipal ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FMB” on The Nasdaq Stock Market LLC. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The primary investment objective of the Fund is to generate current income that is exempt from regular federal income taxes and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2019
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2019
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2019, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
Brookstone CDD FL Spl Assmnt Rev CDD, 3.88%, 11/01/23	01/24/18	$500,000	$101.12	$500,000	$505,610	0.05%
IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A, 5.25%, 07/01/28	09/04/18	800,000	107.81	808,206	862,448	0.08
IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A, 5.88%, 07/01/38	09/04/18	1,000,000	106.44	1,004,863	1,064,420	0.09
Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv, 5.13%, 09/01/38	05/04/18	1,290,000	104.76	1,290,000	1,351,456	0.12
Timber Creek CDD FL Spl Assmnt Rev, 4.13%, 11/01/24	06/21/18	250,000	101.52	250,000	253,793	0.02
				$3,853,069	$4,037,727	0.36%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2019
Restricted cash segregated as collateral for futures contracts in the amount of $307,868 is shown as “Cash segregated as collateral for open futures contracts” on the Statement of Assets and Liabilities.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2019 and 2018, was as follows:
Distributions paid from:	2019	2018
Ordinary income	$2,058	$—
Capital gains	—	—
Tax-exempt income	18,402,763	9,168,753
Return of capital	424,682	—
As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(2,853,203)
Net unrealized appreciation (depreciation)	39,209,254
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in such municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of October 31, 2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2019, the Fund had $2,853,203 of non-expiring capital loss carryforwards for federal income tax purposes.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2019
Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2019, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(2,166)	$2,167	$(1)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
H. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Fund pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until March 1, 2021. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Fund or by the Fund’s investment advisor only after March 1, 2021. First Trust does not have the right to recover the fees waived. During the fiscal year ended October 31, 2019, the Advisor waived fees of $1,092,990.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2019
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2019, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $813,938,401 and $189,627,589, respectively.
For the fiscal year ended October 31, 2019, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2019, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Variation Margin Receivable	$ —	Variation Margin Payable	$ 188,953
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2019, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures	$(545,012)
Net change in unrealized appreciation (depreciation) on futures	(182,203)
During the fiscal year ended October 31, 2019, the notional value of futures contracts opened and closed were $291,576,224 and $287,769,938, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). Due to the nature of the Fund’s investments, the Fund’s Creation Units are generally issued and redeemed for cash, although Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the Authorized Participant may

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2019
also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a standard redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2021.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV have a $385 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 6, 2019, the commitment amount was $360 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2019.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
Effective November 25, 2019, the Scotia Credit Agreement was amended and the credit limit was increased from $385 million to $410 million.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Managed Municipal ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 23, 2019
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Managed Municipal ETF (FMB)
October 31, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2019, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Fund designates the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:
Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	99.99%
Alternative Minimum Tax (AMT)	6.67%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2019 (Unaudited)
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2019 (Unaudited)
than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Investment Management Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Managed Municipal ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2020 at a meeting held on June 2, 2019. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2019 and June 2, 2019, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2019, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 2, 2019 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2019 (Unaudited)
management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2019 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee in an amount equal to 0.15% of the Fund’s average daily net assets until at least March 1, 2020. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund, after taking into account the contractual fee waiver, was equal to the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that there were only three other actively-managed ETFs in the Expense Group, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2018 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median for the one- and three-year periods ended December 31, 2018. The Board also noted that the Fund outperformed the benchmark index for the three-year period ended December 31, 2018 but underperformed the benchmark index for the one-year period ended December 31, 2018.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2018 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Managed Municipal ETF (FMB)
October 31, 2019 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	162	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	162	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	162	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	162	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	162	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2019 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Managed Municipal ETF (FMB)
October 31, 2019 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Long/Short Equity ETF (FTLS)

Annual Report
For the Year Ended
October 31, 2019

First Trust Long/Short Equity ETF (FTLS)
Annual Report
October 31, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Long/Short Equity ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Long/Short Equity ETF (FTLS)
Annual Letter from the Chairman and CEO
October 31, 2019
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Long/Short Equity ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2019, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
One of our responsibilities as asset managers is to be good listeners. Perhaps the most effective way in which we do this continually is by paying close attention to mutual fund and exchange-traded fund (ETF) money flows. After all, investors vote with their dollars, and money flows provide valuable feedback with respect to their biases. Over the past 12 months, we have learned that investors, in general, have grown more risk-averse. For the 12-month period ended October 31, 2019, investors funneled an estimated net $359.56 billion into bond mutual funds and ETFs, while liquidating an estimated net $56.86 billion from equity mutual funds and ETFs, according to data from Morningstar. Over the same period, money market funds took in an estimated net $583.27 billion. Those figures were more balanced for the full-year 2018. Those estimated net flows were as follows: $94.42 billion (equity mutual funds & ETFs); $137.60 billion (bond mutual funds & ETFs); and $161.60 billion (money market funds).
In addition to monitoring fund flows, we watch the performance of all the asset classes. Market returns can either help validate or invalidate our interpretation of money flows. As we noted above, we believe that investors have tempered their appetite for risk, and the returns on the major sectors that comprise the S&P 500® Index back it up. For the 12-month period ended October 31, 2019, as measured by total return, the top performers were Real Estate and Utilities, up 26.72% and 23.71%, respectively, according to Bloomberg. The S&P 500® Index posted a total return of 14.33% for the period. These two sectors are defensive in nature. They also tend to distribute cash dividends that are often well above those sectors that are more cyclical in nature. The higher dividend distributions likely drew the attention of fixed-income investors dissatisfied with the current low-yield climate in the bond market, in our opinion.
The absence of a new trade deal between the U.S. and China has been a bit of a wet blanket on the global economy. Global growth projections have been trimmed over time by such organizations as the International Monetary Fund. The tariffs have been in play for 19 months and counting as of October 2019. While the lack of any significant progress in the negotiations between the U.S. and China is a concern, we believe a remedy will be found. Remember, as uncertain as things may appear in the current climate, investors with diversified investment portfolios were most likely rewarded over the past 12 months. Stay the course and stay engaged!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Long/Short Equity ETF (FTLS)
The investment objective of First Trust Long/Short Equity ETF (the “Fund”) is to seek to provide investors with long-term total return. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or U.S. exchange-traded funds (“ETFs”) that provide exposure to U.S. exchange-listed equity securities. The Fund pursues its investment objective by establishing long and short positions in a portfolio of U.S. exchange-listed equity securities and ETFs. The Fund’s portfolio may include U.S. exchange-listed equity securities of non-U.S. issuers, including the securities of non-U.S. issuers traded on U.S. exchanges in the form of depositary receipts.
The Fund’s portfolio is composed of both long and short positions in equity securities and ETFs. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling is a technique that will be used by the Fund to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying an identical security back at a later date to return to that third party.
Having both long and short positions in an equity security portfolio is a common way to create returns that are independent of market moves. One advantage of a long and short portfolio is that the long and short positions may offset one another in a manner that results in a lower net exposure to the direction of the market. In addition, cash balances arising from the use of short selling typically will be held in money market instruments.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/19	5 Years Ended 10/31/19	Inception (9/8/14) to 10/31/19	5 Years Ended 10/31/19	Inception (9/8/14) to 10/31/19
Fund Performance
NAV	9.49%	7.29%	7.46%	42.14%	44.78%
Market Price	9.60%	7.26%	7.46%	41.99%	44.81%
Index Performance
S&P 500® Index	14.33%	10.78%	10.68%	66.81%	68.57%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Long/Short Equity ETF (FTLS)
Portfolio Sector Allocation	% of Total Long-Term Investments
Financials	16.9%
Health Care	16.6
Information Technology	16.6
Consumer Discretionary	14.1
Industrials	13.8
Energy	6.1
Consumer Staples	5.3
Materials	3.9
Real Estate	3.5
Communication Services	3.2
Total	100.0%

Portfolio Sector Allocation	% of Investments Sold Short
Financials	23.4%
Industrials	17.6
Information Technology	11.7
Consumer Discretionary	9.5
Real Estate	8.9
Consumer Staples	7.6
Materials	6.9
Health Care	5.7
Communication Services	5.2
Energy	2.8
Utilities	0.7
Total	100.0%
Top Ten Long-Term Investments	% of Net Assets
JPMorgan Chase & Co.	3.1%
Microsoft Corp.	2.3
Apple, Inc.	2.2
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2.0
PulteGroup, Inc.	1.9
Biogen, Inc.	1.9
Southwest Airlines Co.	1.8
United Airlines Holdings, Inc.	1.8
Sony Corp., ADR	1.8
Booking Holdings, Inc.	1.8
Total	20.6%

Top Ten Investments Sold Short	% of Net Assets
SPDR S&P 500 ETF Trust	-6.2%
AMERCO	-0.6%
United Technologies Corp.	-0.6%
Liberty Property Trust	-0.6%
Piedmont Office Realty Trust, Inc.	-0.6%
Archer-Daniels-Midland Co.	-0.6%
Bank of New York Mellon (The) Corp.	-0.6%
US Bancorp.	-0.5%
Healthpeak Properties, Inc.	-0.5%
Global Payments, Inc.	-0.5%
Total	-11.3%

Fund Performance Overview (Unaudited) (Continued)
First Trust Long/Short Equity ETF (FTLS)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 1, 2014 through October 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/1/14 – 10/31/15	190	7	0	1
11/1/15 – 10/31/16	170	0	0	0
11/1/16 – 10/31/17	173	0	0	0
11/1/17 – 10/31/18	180	0	0	0
11/1/18 – 10/31/19	191	0	0	0

Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/1/14 – 10/31/15	41	12	0	0
11/1/15 – 10/31/16	81	1	0	0
11/1/16 – 10/31/17	79	0	0	0
11/1/17 – 10/31/18	72	0	0	0
11/1/18 – 10/31/19	59	1	0	0

Portfolio Commentary
First Trust Long/Short Equity ETF (FTLS)
Annual Report
October 31, 2019 (Unaudited)
Investment Advisor
First Trust Advisors L.P. (“First Trust”) is the investment advisor, commodity pool operator and commodity trading advisor to First Trust Long/Short Equity ETF (the “Fund” or “FTLS”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund’s portfolio and certain other services necessary for the management of the portfolio.
Portfolio Management Team
John Gambla – CFA, FRM, PRM, Senior Portfolio Manager of First Trust, FTA- Alternatives & Active Management Team
Rob A. Guttschow – CFA, Senior Portfolio Manager of First Trust, FTA- Alternatives & Active Management Team
Commentary
First Trust Long/Short Equity ETF
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment objective is to seek to provide investors with long-term total return. The Fund pursues its investment objective by establishing long and short positions in a portfolio of U.S. exchange-listed equity securities and ETFs. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or in U.S. ETFs that provide exposure to U.S. exchange-listed securities.
Overall Market Recap
U.S. economic growth slowed during the 12-month period ended October 31, 2019. Gross domestic product growth averaged 1.95% assuming a third quarter growth rate of 1.6%, the current economic consensus. U.S. unemployment increased in the first three months of the period, rising from 3.8% in October of 2018 to 4.0% in January of 2019, before falling during the remainder of the period. At the end of the fiscal period, the U.S. unemployment rate was officially 3.6%, within 0.1% of the lowest rate seen since 1969. The total number of non-farm payroll jobs added to the U.S. economy during the period, as measured by the Bureau of Labor Statistics, was nearly 2.09 million.
With economic growth slowing from 3.0% to 2.0%, the Federal Reserve Open Market Committee (“FOMC”) reversed course on its rate “normalization” plan. The first hints of the revised plan came in December of 2018, when the FOMC raised its overnight benchmark rate by 0.25% but changed its press release language to a much softer/dovish tone for future rate increases. The impetus for the changing strategy might have been a 18.93% decline in the S&P 500® Index from September 30, 2018 through December 24, 2018. Markets declined as economic growth appeared to slow globally and as the trade war rhetoric heated up between China and the U.S. The FOMC changed its policy, adjusting to the changing economic outlook and the increased trade war concerns by reducing its overnight benchmark rate by 0.25% at their July, September, and October FOMC meetings.
The U.S. equity market, as represented by the S&P 500® Index, initially declined during the period, but rallied strongly during the final ten months to post a positive 14.33% total return. Operating earnings, as reported by Standard & Poor’s on October 31, 2019, were up 3.09% for the prior four quarters ending on September 30, 2019 versus the one-year prior numbers.
Fund Performance – FTLS
The Fund returned 9.60% on a market price basis and 9.49% on a net asset value (“NAV”) basis for the 12-month period ended October 31, 2019. The Fund’s benchmark, the S&P 500® Index (“Benchmark”) returned 14.33% during the same period.
During the period, the net positions within the portfolio (long holdings minus short holdings) increased from 59.5% at the beginning of the period to 63.2% at the end of the period. The increase was the result of a 5.3% increase in the long positions and a 1.55% increase in the size of the short positions. During the period, the companies held as short positions within the Fund rose in value substantially less than the overall market, but the rising tide of the market lifted all boats, resulting in the short positions reducing overall Fund performance. The Fund’s long positions, as stand-alone investments, outperformed the Benchmark with stock selection being particularly good in the Industrials and Energy sectors. Offsetting some of those gains was stock selection in the Consumer Staples and Information Technology sectors. The long portfolio’s over allocation to the Real Estate sector also added to the yearly outperformance as the S&P Real Estate sector was the best performing GICs sector, returning 26.72% during the period.
The short positions within the Fund significantly underperformed the Benchmark, but were still positive for the period, thus reducing absolute returns. Stock selection within the short portfolio was good, picking underperformers, on average, in the following sectors: Industrials, Consumer Discretionary, Consumer Staples, and Materials. Stock selection had a small negative (i.e., the Fund

Portfolio Commentary (Continued)
First Trust Long/Short Equity ETF (FTLS)
Annual Report
October 31, 2019 (Unaudited)
was short outperforming stocks) in the Real Estate and Energy sectors. The overall sector allocation of the short portfolio detracted slightly from performance with the most notable negative impacts being the overweight sector exposure in Real Estate and Consumer Staples.
Overall, the Fund underperformed the unmanaged, unhedged Benchmark, but realized returns and risk commensurate with its overall market position as a long-short equity fund with net exposure ranging during the period between 54.4% and 71.4%.
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its investment objective of seeking to provide investors with long-term total return. The Fund is invested in a broad array of U.S. equity securities with a net market exposure of ~63% versus its unmanaged Benchmark’s exposure of 100%. We believe the Fund’s combination of a broadly diversified portfolio which is long high-quality stocks and short low-quality stocks as measured by an earnings quality model positions the Fund to continue to achieve its investment objective of seeking to provide investors with long-term total return.

First Trust Long/Short Equity ETF (FTLS)
Understanding Your Fund Expenses
October 31, 2019 (Unaudited)
As a shareholder of the First Trust Long/Short Equity ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (a)(b)
First Trust Long/Short Equity ETF (FTLS)
Actual	$1,000.00	$1,050.40	1.59%	$8.22
Hypothetical (5% return before expenses)	$1,000.00	$1,017.19	1.59%	$8.08

(a)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2019 through October 31, 2019), multiplied by 184/365 (to reflect the six-month period).

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments
October 31, 2019
Shares/ Units	Description	Value
COMMON STOCKS – 91.3%
	Airlines – 5.5%
16,113	Alaska Air Group, Inc.	$1,118,726
63,088	Delta Air Lines, Inc.	3,474,887
80,848	Southwest Airlines Co. (a)	4,537,998
48,883	United Airlines Holdings, Inc. (a) (b)	4,440,532
		13,572,143
	Auto Components – 0.8%
72,830	Gentex Corp.	2,042,881
	Banks – 7.1%
60,586	Bank of America Corp. (a)	1,894,524
19,815	Bank of Hawaii Corp.	1,730,048
26,783	Hilltop Holdings, Inc.	625,651
112,686	HSBC Holdings PLC, ADR (a)	4,258,404
61,269	JPMorgan Chase & Co. (a)	7,653,723
26,328	Preferred Bank/Los Angeles CA	1,403,546
		17,565,896
	Beverages – 1.4%
42,731	Anheuser-Busch InBev S.A., ADR	3,451,383
	Biotechnology – 3.5%
12,428	AbbVie, Inc.	988,647
3,337	Alexion Pharmaceuticals, Inc. (b)	351,720
3,868	Amgen, Inc. (a)	824,851
15,432	Biogen, Inc. (a) (b)	4,609,693
11,959	Gilead Sciences, Inc.	761,908
3,621	Incyte Corp. (b)	303,874
1,213	Regeneron Pharmaceuticals, Inc. (b)	371,518
2,432	Vertex Pharmaceuticals, Inc. (b)	475,407
		8,687,618
	Building Products – 0.7%
29,925	Gibraltar Industries, Inc. (b)	1,592,908
	Chemicals – 1.5%
7,403	NewMarket Corp.	3,594,082
	Consumer Finance – 1.5%
40,465	Capital One Financial Corp.	3,773,361
	Diversified Consumer Services – 1.5%
146,981	H&R Block, Inc.	3,673,055
	Diversified Financial Services – 0.9%
10,363	Berkshire Hathaway, Inc., Class B (a) (b)	2,202,967
	Diversified Telecommunication Services – 0.4%
14,957	Verizon Communications, Inc.	904,450
	Electrical Equipment – 1.6%
42,040	AMETEK, Inc. (a)	3,852,966
Shares/ Units	Description	Value

	Health Care Equipment & Supplies – 3.5%
10,385	Abbott Laboratories	$868,290
1,469	ABIOMED, Inc. (b)	304,935
1,953	Align Technology, Inc. (b)	492,722
4,669	Baxter International, Inc.	358,112
2,168	Becton Dickinson and Co.	555,008
11,331	Boston Scientific Corp. (b)	472,503
896	Cooper (The) Cos., Inc.	260,736
4,483	Danaher Corp.	617,847
5,520	DENTSPLY SIRONA, Inc.	302,386
1,895	Edwards Lifesciences Corp. (b)	451,730
5,674	Hologic, Inc. (b)	274,111
1,199	IDEXX Laboratories, Inc. (b)	341,727
1,041	Intuitive Surgical, Inc. (b)	575,621
7,821	Medtronic PLC	851,707
2,285	ResMed, Inc.	337,997
2,393	Stryker Corp.	517,534
945	Teleflex, Inc.	328,302
2,629	Varian Medical Systems, Inc. (b)	317,610
2,604	Zimmer Biomet Holdings, Inc.	359,951
		8,588,829
	Health Care Providers & Services – 3.6%
3,303	AmerisourceBergen Corp.	282,010
2,073	Anthem, Inc.	557,803
7,033	Cardinal Health, Inc.	347,782
6,890	Centene Corp. (b)	365,721
5,686	Chemed Corp.	2,239,772
3,220	Cigna Corp.	574,641
10,010	CVS Health Corp.	664,564
4,485	DaVita, Inc. (b)	262,821
3,107	HCA Healthcare, Inc.	414,909
4,473	Henry Schein, Inc. (b)	279,943
1,313	Humana, Inc.	386,285
1,865	Laboratory Corp of America Holdings (b)	307,296
2,474	McKesson Corp.	329,042
2,920	Quest Diagnostics, Inc.	295,650
5,477	UnitedHealth Group, Inc.	1,384,038
1,875	Universal Health Services, Inc., Class B	257,737
		8,950,014
	Health Care Technology – 0.1%
4,748	Cerner Corp.	318,686
	Household Durables – 7.6%
72,172	DR Horton, Inc.	3,779,648
905	NVR, Inc. (a) (b)	3,291,114
118,695	PulteGroup, Inc.	4,657,592
72,828	Sony Corp., ADR (a)	4,430,127
65,961	Toll Brothers, Inc. (a)	2,623,269
		18,781,750

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2019
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Household Products – 0.6%
11,984	Procter & Gamble (The) Co.	$1,492,128
	Insurance – 5.4%
7,410	AMERISAFE, Inc.	470,757
89,607	Arch Capital Group Ltd. (b)	3,741,989
69,474	Hartford Financial Services Group (The), Inc.	3,965,576
7,739	MetLife, Inc.	362,108
183,271	Old Republic International Corp. (a)	4,094,274
7,001	Safety Insurance Group, Inc.	680,497
		13,315,201
	Interactive Media & Services – 2.7%
1,618	Alphabet, Inc., Class A (a) (b)	2,036,738
1,634	Alphabet, Inc., Class C (b)	2,059,020
13,129	Facebook, Inc., Class A (a) (b)	2,516,173
		6,611,931
	Internet & Direct Marketing Retail – 4.0%
10,422	Alibaba Group Holding Ltd., ADR (b)	1,841,255
2,122	Amazon.com, Inc. (a) (b)	3,770,072
2,110	Booking Holdings, Inc. (b)	4,322,905
		9,934,232
	IT Services – 4.4%
21,086	Accenture PLC, Class A (a)	3,909,766
31,727	Broadridge Financial Solutions, Inc. (a)	3,972,855
5,511	CACI International, Inc., Class A (b)	1,233,086
9,405	Visa, Inc., Class A	1,682,179
		10,797,886
	Life Sciences Tools & Services – 1.2%
4,972	Agilent Technologies, Inc.	376,629
1,617	Illumina, Inc. (b)	477,856
2,122	IQVIA Holdings, Inc. (b)	306,459
469	Mettler-Toledo International, Inc. (b)	330,617
3,370	PerkinElmer, Inc.	289,685
2,792	Thermo Fisher Scientific, Inc.	843,128
1,485	Waters Corp. (b)	314,256
		2,938,630
	Machinery – 4.7%
81,932	Allison Transmission Holdings, Inc. (a)	3,573,055
3,679	Cummins, Inc.	634,554
46,712	Federal Signal Corp.	1,515,337
97,742	Mueller Industries, Inc.	3,007,521
Shares/ Units	Description	Value

	Machinery (Continued)
37,861	Toro (The) Co. (a)	$2,920,219
		11,650,686
	Media – 0.2%
13,126	Altice USA, Inc., Class A (b)	406,250
	Metals & Mining – 2.5%
31,700	Barrick Gold Corp.	550,312
6,291	Franco-Nevada Corp.	610,038
15,102	Newmont Goldcorp Corp.	600,002
47,544	Osisko Gold Royalties Ltd.	467,833
16,872	Reliance Steel & Aluminum Co.	1,957,827
4,649	Royal Gold, Inc.	536,681
95,159	Sandstorm Gold Ltd. (b)	675,629
21,859	Wheaton Precious Metals Corp.	613,582
		6,011,904
	Oil, Gas & Consumable Fuels – 2.8%
88,117	BP PLC, ADR	3,340,516
3,015	Chevron Corp. (a)	350,162
25,148	Exxon Mobil Corp. (a)	1,699,250
92,893	Petroleo Brasileiro S.A., ADR	1,508,582
		6,898,510
	Personal Products – 3.3%
68,400	Unilever NV, ADR (a)	4,052,016
66,630	Unilever PLC (a)	4,005,129
		8,057,145
	Pharmaceuticals – 4.5%
13,308	Bristol-Myers Squibb Co.	763,480
6,344	Eli Lilly & Co.	722,899
24,626	Johnson & Johnson	3,251,617
14,288	Merck & Co, Inc. (a)	1,238,198
15,330	Mylan N.V. (b)	293,570
14,087	Nektar Therapeutics (b)	241,240
26,673	Novartis AG, ADR	2,332,287
5,624	Perrigo Co. PLC	298,184
38,306	Pfizer, Inc.	1,469,801
3,787	Zoetis, Inc.	484,433
		11,095,709
	Semiconductors & Semiconductor Equipment – 5.2%
15,340	Analog Devices, Inc.	1,635,704
19,000	Mellanox Technologies Ltd. (b)	2,141,300
97,691	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	5,043,786
33,153	Texas Instruments, Inc. (a)	3,911,723
		12,732,513
	Software – 4.7%
28,725	Check Point Software Technologies Ltd. (b)	3,228,977
29,863	j2 Global, Inc.	2,835,790

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2019
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
38,729	Microsoft Corp. (a)	$5,552,577
		11,617,344
	Technology Hardware, Storage & Peripherals – 2.2%
21,449	Apple, Inc. (a)	5,335,653
	Thrifts & Mortgage Finance – 0.5%
21,211	Essent Group Ltd.	1,104,881
	Trading Companies & Distributors – 1.2%
17,195	Watsco, Inc.	3,031,478
	Total Common Stocks	224,585,070
	(Cost $207,260,201)
REAL ESTATE INVESTMENT TRUSTS – 4.9%
	Equity Real Estate Investment Trusts – 3.5%
16,970	American Tower Corp. (a)	3,700,818
90,573	Invitation Homes, Inc. (a)	2,788,743
7,397	Mid-America Apartment Communities, Inc. (a)	1,028,109
83,609	Paramount Group, Inc.	1,126,213
		8,643,883
	Mortgage Real Estate Investment Trusts – 1.4%
51,601	Annaly Capital Management, Inc.	463,377
374,012	MFA Financial, Inc. (a)	2,838,751
		3,302,128
	Total Real Estate Investment Trusts	11,946,011
	(Cost $10,073,268)
MASTER LIMITED PARTNERSHIPS – 3.2%
	Oil, Gas & Consumable Fuels – 3.2%
51,677	Cheniere Energy Partners, L.P. (a)	2,321,847
34,887	Magellan Midstream Partners, L.P. (a)	2,174,158
49,280	Plains GP Holdings, L.P., Class A (c)	914,637
62,303	TC PipeLines, L.P.	2,468,445
	Total Master Limited Partnerships	7,879,087
	(Cost $7,020,912)
	Total Investments – 99.4%	244,410,168
	(Cost $224,354,381) (d)
Shares	Description	Value
COMMON STOCKS SOLD SHORT – (26.7)%
	Aerospace & Defense – (1.7)%
(7,191)	Astronics Corp. (b)	$(208,108)
(6,659)	General Dynamics Corp.	(1,177,311)
(28,139)	Textron, Inc.	(1,296,926)
(9,870)	United Technologies Corp.	(1,417,135)
		(4,099,480)
	Air Freight & Logistics – (0.1)%
(10,628)	Atlas Air Worldwide Holdings, Inc, (b)	(233,072)
	Auto Components – (0.6)%
(16,061)	Cooper Tire & Rubber Co.	(453,562)
(63,417)	Goodyear Tire & Rubber (The) Co.	(1,006,428)
		(1,459,990)
	Automobiles – (0.5)%
(33,555)	General Motors Co.	(1,246,904)
	Banks – (1.7)%
(8,989)	BB&T Corp.	(476,866)
(8,375)	M&T Bank Corp.	(1,310,939)
(23,599)	US Bancorp.	(1,345,615)
(18,717)	Wells Fargo & Co.	(966,359)
		(4,099,779)
	Beverages – (1.0)%
(22,732)	Coca-Cola (The) Co.	(1,237,303)
(9,392)	PepsiCo, Inc.	(1,288,300)
		(2,525,603)
	Biotechnology – (0.6)%
(3,383)	BioMarin Pharmaceutical, Inc. (b)	(247,669)
(14,708)	Insmed, Inc. (b)	(273,422)
(2,311)	Mirati Therapeutics, Inc. (b)	(217,650)
(25,417)	Moderna, Inc. (b)	(425,735)
(4,490)	United Therapeutics Corp. (b)	(403,381)
		(1,567,857)
	Capital Markets – (0.5)%
(29,150)	Bank of New York Mellon (The) Corp.	(1,362,762)
	Chemicals – (1.1)%
(5,406)	Air Products & Chemicals, Inc.	(1,152,884)
(6,566)	Linde PLC	(1,302,366)
(2,729)	WR Grace & Co.	(181,342)
		(2,636,592)
	Commercial Services & Supplies – (0.2)%
(30,610)	Covanta Holding Corp.	(442,009)
(2,860)	Viad Corp.	(174,517)
		(616,526)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2019
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Communications Equipment – (0.1)%
(4,130)	InterDigital, Inc.	$(221,492)
	Construction & Engineering – (1.4)%
(15,474)	Argan, Inc.	(585,691)
(34,343)	Granite Construction, Inc.	(808,434)
(4,632)	Jacobs Engineering Group, Inc.	(433,463)
(20,047)	Quanta Services, Inc.	(842,976)
(54,824)	Tutor Perini Corp. (b)	(848,127)
		(3,518,691)
	Containers & Packaging – (1.3)%
(10,301)	AptarGroup, Inc.	(1,217,063)
(93,922)	Owens-Illinois, Inc.	(798,337)
(11,067)	Silgan Holdings, Inc.	(340,532)
(15,429)	Sonoco Products Co.	(890,253)
		(3,246,185)
	Diversified Consumer Services – (0.9)%
(701)	Graham Holdings Co., Class B	(441,392)
(6,547)	Grand Canyon Education, Inc. (b)	(602,062)
(81,795)	Houghton Mifflin Harcourt Co. (b)	(528,396)
(28,429)	Regis Corp. (b)	(585,637)
		(2,157,487)
	Diversified Telecommunication Services – (0.2)%
(3,326)	ATN International, Inc.	(196,999)
(13,897)	Iridium Communications, Inc. (b)	(340,060)
		(537,059)
	Electrical Equipment – (0.7)%
(4,141)	Eaton Corp PLC	(360,722)
(17,476)	Regal Beloit Corp.	(1,294,098)
		(1,654,820)
	Electronic Equipment, Instruments & Components – (1.0)%
(44,673)	Corning, Inc.	(1,323,661)
(2,941)	II-VI, Inc. (b)	(97,494)
(1,946)	IPG Photonics Corp. (b)	(261,309)
(17,340)	National Instruments Corp.	(717,703)
		(2,400,167)
	Energy Equipment & Services – (0.4)%
(9,452)	Halliburton Co.	(181,951)
(12,944)	National Oilwell Varco, Inc.	(292,793)
(16,268)	Schlumberger Ltd.	(531,801)
		(1,006,545)
Shares	Description	Value

	Entertainment – (0.5)%
(9,135)	Walt Disney (The) Co.	$(1,186,819)
	Food & Staples Retailing – (0.3)%
(7,074)	Walmart, Inc.	(829,497)
	Food Products – (0.8)%
(32,643)	Archer-Daniels-Midland Co.	(1,372,312)
(9,976)	Mondelez International, Inc., Class A	(523,241)
		(1,895,553)
	Gas Utilities – (0.3)%
(14,922)	New Jersey Resources Corp.	(650,599)
	Health Care Equipment & Supplies – (0.2)%
(1,279)	Haemonetics Corp. (b)	(154,413)
(6,091)	Orthofix Medical, Inc. (b)	(256,005)
		(410,418)
	Hotels, Restaurants & Leisure – (0.4)%
(4,535)	McDonald’s Corp.	(892,035)
	Household Products – (0.5)%
(1,098)	Clorox (The) Co.	(162,164)
(8,772)	Kimberly-Clark Corp.	(1,165,623)
		(1,327,787)
	IT Services – (1.5)%
(7,658)	Gartner, Inc. (b)	(1,179,945)
(7,844)	Global Payments, Inc.	(1,327,048)
(4,918)	International Business Machines Corp.	(657,684)
(4,261)	Jack Henry & Associates, Inc.	(603,187)
		(3,767,864)
	Life Sciences Tools & Services – (1.3)%
(3,777)	Bio-Rad Laboratories, Inc., Class A (b)	(1,252,529)
(9,829)	Bruker Corp.	(437,390)
(17,862)	Luminex Corp.	(366,082)
(35,601)	QIAGEN N.V. (b)	(1,061,266)
		(3,117,267)
	Machinery – (0.5)%
(1,188)	Deere & Co.	(206,878)
(4,402)	Flowserve Corp.	(214,994)
(7,867)	PACCAR, Inc.	(598,364)
(2,574)	Xylem, Inc.	(197,400)
		(1,217,636)
	Media – (0.5)%
(14,548)	Omnicom Group, Inc.	(1,122,960)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2019
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Metals & Mining – (0.1)%
(24,950)	Freeport-McMoRan, Inc.	$(245,009)
	Multiline Retail – (0.1)%
(2,399)	Target Corp.	(256,477)
	Oil, Gas & Consumable Fuels – (0.6)%
(3,437)	ConocoPhillips	(189,722)
(12,941)	Continental Resources, Inc. (b)	(381,371)
(14,256)	Marathon Oil Corp.	(164,372)
(11,901)	Matador Resources, Co. (b)	(165,543)
(8,239)	Noble Energy, Inc.	(158,683)
(5,191)	Targa Resources Corp.	(201,826)
(17,162)	WPX Energy, Inc. (b)	(171,277)
		(1,432,794)
	Professional Services – (0.2)%
(26,868)	Nielsen Holdings PLC	(541,659)
	Road & Rail – (1.1)%
(3,536)	AMERCO	(1,432,221)
(23,974)	Hertz Global Holdings, Inc. (b)	(323,889)
(3,110)	Norfolk Southern Corp.	(566,020)
(9,612)	Ryder System, Inc.	(467,432)
		(2,789,562)
	Software – (1.4)%
(25,265)	A10 Networks, Inc. (b)	(187,719)
(13,221)	ACI Worldwide, Inc. (b)	(415,007)
(15,450)	Bottomline Technologies DE, Inc. (b)	(632,678)
(7,710)	LivePerson, Inc. (b)	(316,496)
(3,882)	Oracle Corp.	(211,530)
(17,530)	Pegasystems, Inc.	(1,318,431)
(6,789)	Varonis Systems, Inc. (b)	(485,753)
		(3,567,614)
	Specialty Retail – (0.6)%
(31,115)	Gap (The), Inc.	(505,930)
(7,163)	Tiffany & Co.	(891,865)
		(1,397,795)
	Technology Hardware, Storage & Peripherals – (0.2)%
(15,041)	NCR Corp. (b)	(439,348)
	Textiles, Apparel & Luxury Goods – (0.4)%
(12,356)	VF Corp.	(1,016,775)
	Tobacco – (0.1)%
(3,342)	Universal Corp.	(183,142)
	Trading Companies & Distributors – (0.4)%
(17,087)	Kaman Corp.	(1,002,494)
Shares	Description	Value

	Wireless Telecommunication Services – (0.7)%
(18,282)	Telephone & Data Systems, Inc.	$(476,977)
(35,082)	United States Cellular Corp. (b)	(1,305,752)
		(1,782,729)
	Total Common Stocks Sold Short	(65,664,844)
	(Proceeds $64,498,233)
EXCHANGE-TRADED FUNDS SOLD SHORT – (6.2)%
	Capital Markets – (6.2)%
(50,453)	SPDR S&P 500 ETF Trust	(15,303,909)
	(Proceeds $14,855,443)
REAL ESTATE INVESTMENT TRUSTS SOLD SHORT – (3.2)%
	Equity Real Estate Investment Trusts – (3.2)%
(1,719)	AvalonBay Communities, Inc.	(374,158)
(12,058)	First Industrial Realty Trust, Inc.	(507,762)
(35,740)	Healthpeak Properties, Inc.	(1,344,539)
(94,914)	iStar, Inc.	(1,234,831)
(31,668)	Lexington Realty Trust	(344,548)
(23,754)	Liberty Property Trust	(1,403,149)
(61,819)	Piedmont Office Realty Trust, Inc.	(1,387,218)
(41,853)	Washington Real Estate Investment Trust	(1,298,280)
	Total Real Estate Investment Trusts Sold Short	(7,894,485)
	(Proceeds $7,130,570)
	Total Investments Sold Short – (36.1)%	(88,863,238)
	(Proceeds $86,484,246)
	Net Other Assets and Liabilities – 36.7%	90,320,455
	Net Assets – 100.0%	$245,867,385

(a)	This security or a portion of this security is segregated as collateral for investments sold short.
(b)	Non-income producing security.
(c)	This security is taxed as a “C” corporation for federal income tax purposes.
(d)	Aggregate cost for federal income tax purposes was $225,768,825. As of October 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $25,471,089 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,829,746. The net unrealized appreciation was $18,641,343. The amounts presented are inclusive of investments sold short.

ADR	American Depositary Receipt

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2019

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 224,585,070	$ 224,585,070	$ —	$ —
Real Estate Investment Trusts*	11,946,011	11,946,011	—	—
Master Limited Partnerships*	7,879,087	7,879,087	—	—
Total Investments	$ 244,410,168	$ 244,410,168	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks Sold Short*	$ (65,664,844)	$ (65,664,844)	$ —	$ —
Exchange-Traded Funds Sold Short*	(15,303,909)	(15,303,909)	—	—
Real Estate Investment Trusts Sold Short*	(7,894,485)	(7,894,485)	—	—
Total	$ (88,863,238)	$ (88,863,238)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Assets and Liabilities
October 31, 2019
ASSETS:
Investments, at value (Cost $224,354,381)	$ 244,410,168
Cash	4,534,307
Restricted Cash	85,663,231
Receivables:
Dividends	285,926
Margin interest rebate	45,398
Dividend reclaims	5,894
Total Assets	334,944,924
LIABILITIES:
Investments sold short, at value (proceeds $86,484,246)	88,863,238
Payables:
Investment advisory fees	190,586
Dividends on investments sold short	21,352
Margin interest expense	2,363
Total Liabilities	89,077,539
NET ASSETS	$245,867,385
NET ASSETS consist of:
Paid-in capital	$ 254,026,536
Par value	59,000
Accumulated distributable earnings (loss)	(8,218,151)
NET ASSETS	$245,867,385
NET ASSET VALUE, per share	$41.67
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	5,900,002

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Operations
For the Year Ended October 31, 2019
INVESTMENT INCOME:
Dividends	$ 3,728,497
Margin interest rebate	1,315,963
Interest	97,183
Foreign withholding tax	(35,263)
Other	38
Total investment income	5,106,418
EXPENSES:
Investment advisory fees	1,843,024
Dividend expense on investments sold short	1,222,379
Margin interest expense	38,316
Total expenses	3,103,719
NET INVESTMENT INCOME (LOSS)	2,002,699
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,298,448)
In-kind redemptions	10,177,908
Investments sold short	(3,379,275)
Net realized gain (loss)	500,185
Net change in unrealized appreciation (depreciation) on:
Investments	23,077,673
Investments sold short	(5,569,117)
Net change in unrealized appreciation (depreciation)	17,508,556
NET REALIZED AND UNREALIZED GAIN (LOSS)	18,008,741
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 20,011,440
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statements of Changes in Net Assets
	Year Ended 10/31/2019	Year Ended 10/31/2018
OPERATIONS:
Net investment income (loss)	$ 2,002,699	$ 1,073,540
Net realized gain (loss)	500,185	11,225,044
Net change in unrealized appreciation (depreciation)	17,508,556	(10,801,335)
Net increase (decrease) in net assets resulting from operations	20,011,440	1,497,249
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,024,101)	(944,480)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	186,912,930	144,939,138
Cost of shares redeemed	(114,835,735)	(110,581,268)
Net increase (decrease) in net assets resulting from shareholder transactions	72,077,195	34,357,870
Total increase (decrease) in net assets	90,064,534	34,910,639
NET ASSETS:
Beginning of period	155,802,851	120,892,212
End of period	$ 245,867,385	$ 155,802,851
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	4,050,002	3,200,002
Shares sold	4,800,000	3,700,000
Shares redeemed	(2,950,000)	(2,850,000)
Shares outstanding, end of period	5,900,002	4,050,002

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 38.47	$ 37.78	$ 32.49	$ 32.61	$ 30.54
Income from investment operations:
Net investment income (loss)	0.39	0.26	0.24	0.32	0.19
Net realized and unrealized gain (loss)	3.23	0.67	5.34	(0.17)	2.12
Total from investment operations	3.62	0.93	5.58	0.15	2.31
Distributions paid to shareholders from:
Net investment income	(0.42)	(0.24)	(0.29)	(0.27)	(0.22)
Net realized gain	—	—	—	—	(0.02)
Total distributions	(0.42)	(0.24)	(0.29)	(0.27)	(0.24)
Net asset value, end of period	$41.67	$38.47	$37.78	$32.49	$32.61
Total return (a)	9.49%	2.45%	17.23%	0.45%	7.60%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 245,867	$ 155,803	$ 120,892	$ 120,231	$ 32,608
Ratio of total expenses to average net assets (b)	1.60%	1.59%	1.47%	1.40%	1.47%
Ratio of total expenses to average net assets excluding dividend expense and margin interest expense (b)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	1.03%	0.71%	0.67%	1.00%	0.39%
Portfolio turnover rate (c)	210%	249%	176%	201%	267%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Notes to Financial Statements
First Trust Long/Short Equity ETF (FTLS)
October 31, 2019
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of fifteen funds that are offering shares. This report covers the First Trust Long/Short Equity ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FTLS” on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed in-kind for securities in which the Fund invests or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The investment objective of the Fund is to seek to provide investors with long-term total return. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or U.S. exchange-traded funds (“ETFs”) that provide exposure to U.S. exchange-traded equity securities. The Fund pursues its investment objective by establishing long and short positions in a portfolio of U.S. exchange-listed equity securities and ETFs. The Fund’s portfolio may include U.S. exchange-listed equity securities of non-U.S. issuers, including the securities of non-U.S. issuers traded on U.S. exchanges in the form of depositary receipts. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2019
event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2019
C. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with Pershing, LLC for the purpose of borrowing securities that the Fund intends to sell short. The Fund is charged interest on debit margin balances at a rate equal to the Overnight Bank Funding Rate plus 40 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 25 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. For the fiscal year ended October 31, 2019, the Fund had margin interest rebate of $1,315,963 and margin interest expense of $38,316, as shown on the Statement of Operations. Restricted cash in the amount of $85,663,231, as shown on the Statement of Assets and Liabilities, is associated with collateral at the broker as of October 31, 2019.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2019 and 2018, was as follows:
Distributions paid from:	2019	2018
Ordinary income	$2,024,101	$944,480
Capital gains	—	—
Return of capital	—	—
As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$19,458
Accumulated capital and other gain (loss)	(24,499,960)
Net unrealized appreciation (depreciation)	16,262,351
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2019
federal and state audit. As of October 31, 2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2019, the Fund had $24,499,960 of non-expiring capital loss carryforwards for federal income tax purposes.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2019, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(433,912)	$(9,237,699)	$9,671,611
F. Expenses
Expenses, other than the investment advisory fee, dividend and interest expenses on investments sold short and other excluded expenses, are paid by the Advisor (See Note 3).
G.  New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, dividend expenses on investments sold short, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2019
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2019, the cost of purchases and proceeds from sales of investments, excluding short term investments, investments sold short and in-kind transactions, were $300,466,127 and $298,700,629, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $236,500,771 and $262,456,572, respectively.
For the fiscal year ended October 31, 2019, the cost of in-kind purchases and proceeds from in-kind sales were $179,663,465 and $110,595,852, respectively.
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2021.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2019
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Long/Short Equity ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 23, 2019
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Long/Short Equity ETF (FTLS)
October 31, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2019, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
100.00%	100.00%
A portion of the ordinary dividends (including short-term capital gains) that the Fund paid to shareholders during the taxable year ended October 31, 2019, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2019 (Unaudited)
by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2019 (Unaudited)
adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Long/Short Equity ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2020 at a meeting held on June 2, 2019. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2019 and June 2, 2019, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2019, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 2, 2019 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Alternatives Investment Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Alternatives Investment Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Alternatives Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2019 (Unaudited)
investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2019 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was below the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that there were no other actively-managed ETFs in the Expense Group, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2018 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median for the one- and-three year periods ended December 31, 2018 but underperformed the benchmark index for the one- and three-year periods ended December 31, 2018.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2018 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Long/Short Equity ETF (FTLS)
October 31, 2019 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	162	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	162	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	162	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	162	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	162	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2019 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Long/Short Equity ETF (FTLS)
October 31, 2019 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Emerging Markets Local Currency Bond ETF (FEMB)

Annual Report
For the Year Ended
October 31, 2019

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Report
October 31, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or First Trust Global Portfolios Limited (“FTGP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Emerging Markets Local Currency Bond ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Letter from the Chairman and CEO
October 31, 2019
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2019, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
One of our responsibilities as asset managers is to be good listeners. Perhaps the most effective way in which we do this continually is by paying close attention to mutual fund and exchange-traded fund (ETF) money flows. After all, investors vote with their dollars, and money flows provide valuable feedback with respect to their biases. Over the past 12 months, we have learned that investors, in general, have grown more risk-averse. For the 12-month period ended October 31, 2019, investors funneled an estimated net $359.56 billion into bond mutual funds and ETFs, while liquidating an estimated net $56.86 billion from equity mutual funds and ETFs, according to data from Morningstar. Over the same period, money market funds took in an estimated net $583.27 billion. Those figures were more balanced for the full-year 2018. Those estimated net flows were as follows: $94.42 billion (equity mutual funds & ETFs); $137.60 billion (bond mutual funds & ETFs); and $161.60 billion (money market funds).
In addition to monitoring fund flows, we watch the performance of all the asset classes. Market returns can either help validate or invalidate our interpretation of money flows. As we noted above, we believe that investors have tempered their appetite for risk, and the returns on the major sectors that comprise the S&P 500® Index back it up. For the 12-month period ended October 31, 2019, as measured by total return, the top performers were Real Estate and Utilities, up 26.72% and 23.71%, respectively, according to Bloomberg. The S&P 500® Index posted a total return of 14.33% for the period. These two sectors are defensive in nature. They also tend to distribute cash dividends that are often well above those sectors that are more cyclical in nature. The higher dividend distributions likely drew the attention of fixed-income investors dissatisfied with the current low-yield climate in the bond market, in our opinion.
The absence of a new trade deal between the U.S. and China has been a bit of a wet blanket on the global economy. Global growth projections have been trimmed over time by such organizations as the International Monetary Fund. The tariffs have been in play for 19 months and counting as of October 2019. While the lack of any significant progress in the negotiations between the U.S. and China is a concern, we believe a remedy will be found. Remember, as uncertain as things may appear in the current climate, investors with diversified investment portfolios were most likely rewarded over the past 12 months. Stay the course and stay engaged!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
First Trust Emerging Markets Local Currency Bond ETF (the “Fund”) seeks maximum total return and current income. The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “FEMB.” Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries that are denominated in the local currency of the issuer. In implementing the Fund’s investment strategy, First Trust Global Portfolios Ltd. (the “Sub-Advisor”) seeks to provide current income and enhance capital, while minimizing volatility.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/19	Inception (11/4/14) to 10/31/19	Inception (11/4/14) to 10/31/19
Fund Performance
NAV	12.46%	0.20%	0.99%
Market Price	13.00%	0.22%	1.11%
Index Performance
Bloomberg Barclays Emerging Markets Local Currency Government - 10% Country Capped Index	14.27%	1.52%	7.84%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Industry Classification	% of Long-Term Investments
Sovereigns	95.0%
Supranationals	4.9
Central Bank	0.1
Total	100.0%
Credit Quality(1)	% of Total Investments (including cash)
AAA	4.5%
AA	1.1
AA-	7.8
A	8.0
A-	13.5
BBB+	2.3
BBB	18.1
BBB-	20.4
BB	13.6
BB-	2.4
Cash	8.3
Total	100.0%

Top Ten Holdings	% of Total Investments
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/25	7.3%
Republic of South Africa Government Bond, 8.88%, 2/28/35	5.8
Peru Government Bond, 6.95%, 8/12/31	4.9
Republic of South Africa Government Bond, 6.25%, 3/31/36	4.8
Israel Government Bond - Fixed, 2.25%, 9/28/28	4.5
International Finance Corp., 6.30%, 11/25/24	4.4
Colombian TES, 7.50%, 8/26/26	4.3
Hungary Government Bond, 6.75%, 10/22/28	3.4
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/27	3.4
Mexican Bonos, 5.00%, 12/11/19	3.2
Total	46.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 5, 2014 (commencement of trading) through October 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/5/14 - 10/31/15	116	110	7	1
11/1/15 - 10/31/16	80	64	38	3
11/1/16 - 10/31/17	104	89	23	2
11/1/17 - 10/31/18	88	5	0	0
11/1/18 - 10/31/19	145	43	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/5/14 - 10/31/15	15	0	0	1
11/1/15 - 10/31/16	60	7	0	0
11/1/16 - 10/31/17	27	7	0	0
11/1/17 - 10/31/18	140	19	0	0
11/1/18 - 10/31/19	62	1	0	0

Portfolio Commentary
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Report
October 31, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Investment Sub-Advisor
First Trust Global Portfolios Ltd. (“FTGP”), an affiliate of First Trust, serves as investment sub-advisor to the Fund and is headed by Derek Fulton, Director, Chief Executive Officer and Chief Investment Officer of FTGP. Established in December 2011, FTGP is an SEC-registered investment advisor based in London. FTGP was established as a United Kingdom-based distributor, advisor and affiliate of First Trust and First Trust Portfolios L.P. and advises on global fixed income and currency portfolios. The global fixed income team at FTGP has experience in managing developing and emerging market fixed income portfolios for high profile European institutions.
Portfolio Management Team
The following portfolio managers are primarily responsible for the day-to-day management of the Fund. Each portfolio manager has managed the Fund since 2014, except for Anthony Beevers, who has served as a member of the portfolio management team since 2019.
Derek Fulton, Director, Chief Executive Officer, FTGP
Leonardo Da Costa, Portfolio Manager, FTGP
Anthony Beevers, Portfolio Manager, FTGP
Commentary
Market Recap
Emerging market (“EM”) local currency bonds had positive returns for the 12-month period ended October 31, 2019 with the asset class weathering the fourth quarter of 2018 volatility in risk assets, the escalation in the U.S.-China’s trade dispute and the broad-based weakening in global manufacturing. Steep declines in global bond yields, including for many emerging markets, drove the strong returns despite the mixed performance from emerging market currencies versus the U.S. Dollar over the period.
The Bloomberg Barclays Emerging Markets Local Currency Government-10% Country Capped Index (“Index”) returned 14.27% over the period while the yield of the Index fell 170 basis points (“bps”) to 4.40%. 5-Year maturity U.S. Treasury bonds fell 146 bps over the same period. The USD-hedged Bloomberg Barclays Index, which removes the impact of emerging market currencies, returned 11.23%, highlighting that the positive returns came primarily from the lower bonds yields rather than from strengthening emerging market currencies. As a guide, the U.S. Dollar was relatively flat over the period with the U.S. Dollar Index (“DXY”) ending the year only 0.23% higher.
The initial driver of these lower yields appeared to have been triggered by the broad-based weakening in global manufacturing data and was heightened by the back and forth on U.S.-China trade negotiations. However, it was the dovish pivot by the U.S. Federal Reserve (the “Fed”) and other major central banks, including the European Central Bank, which accentuated the move. The Fed’s interest rate cuts allowed the opportunity for many of the emerging market central banks to loosen monetary policy domestically in cases where domestic inflation allowed, or at least to maintain rates on hold. As the central bank’s dovishness spread globally, the impact of these actions should begin to be reflected in economic growth data, particularly in global manufacturing.
Performance Analysis
The Fund returned 12.46% on a net asset value (“NAV”) basis for the 12-month period ended October 31, 2019, the market price return was 13.00% over the same period. The Index returned 14.27%. The Fund’s most recent distribution was $0.1856 per share and the 12-month distribution rate was 5.40% as of October 31, 2019. As a reference, the distribution on October 31, 2018 was $0.1984 per share. The distributions fell slightly over the period as the yields earned on emerging market bonds fell dramatically over the year.
Looking back over the year, the countries which added the most to the Fund’s performance were Brazil, Indonesia and Hungary. The Fund benefitted from the falling yields in these markets and for Indonesia this was also helped by a stronger currency versus the U.S. Dollar over the period. Detractors from performance came from small currency exposures to the Korean Won and the Turkish Lira. Of particular note was the precipitous weakening seen in Argentina as the Argentinian Peso weakened 39.8% versus the

Portfolio Commentary (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Report
October 31, 2019 (Unaudited)
U.S. Dollar on concerns that the economic policies of the newly-elected Argentinian government would be market-unfriendly. The Fund had no exposure to Argentina over the period.
The Fund’s underperformance versus the benchmark was driven by the relative underweights in Thailand, Mexico and Turkey. This was partially mitigated by overweight’s in Brazil, Hungary and India. Of note over the period was the inclusion of Chinese government bonds in the Bloomberg Barclays Index. China now has a significant weight in the index, joining the likes of Brazil and South Korea.
Fund flows were positive over the period as the Fund assets increased from circa $55.9 million to circa $148.0 million. Despite the fall in yields globally, EM local currency debt still stands out, in our view, as offering relatively cheap valuations and attractive yields versus other traditional fixed income asset classes.
Market and Fund Outlook
Towards the end of the 12-month period ended October 31, 2019, we had begun to see an improvement in a number of EM indicators. The Markit Emerging Markets Manufacturing Purchasing Managers Index (“PMI”) ended the period at 51.0 after the low seen in January 2019 of 49.5. (PMI values below 50 indicate contraction and values above 50 indicate expansion). Given the dovish actions from the Fed and many EM central banks, we would expect this trend to continue. In addition, our outlook is global trade should improve going forward as the U.S. and China continue to engage in constructive talks. An improving growth outlook for EM should benefit the asset class and, in particular, EM currencies.
We are currently finding more value at present in EM currencies with significant undervaluation of a number of these currencies versus the U.S. Dollar based on our valuation measures. While currency was not a driver of the asset class performance through the past year, the active management of the Fund’s currency exposures remains a focus going forward. As of October 31, 2019, the Fund had hedges on seven EM currencies and long positions on a further eight currencies. We continue to believe that the active management of the Fund’s currency exposures will lead to lower overall volatility and superior risk adjusted returns for the Fund going forward.
More broadly, our positive long-term outlook for the asset class continues to be underpinned by the improving fundamentals across EM economies and the increasing inclusion of EM in global financial markets. The supportive demographic profiles, relatively low debt levels and competitive currencies will be a persistent tailwind in our view. We also anticipate stronger productivity growth rates on average in EM countries as they are starting from a lower base when compared to developed market economies.

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Understanding Your Fund Expenses
October 31, 2019 (Unaudited)
As a shareholder of the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Actual	$1,000.00	$1,055.00	0.85%	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2019 through October 31, 2019), multiplied by 184/365 (to reflect the six-month period).

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments
October 31, 2019
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES – 86.2%
	Brazil – 13.5%
6,100,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/21	$1,615,747
33,250,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/25	9,738,177
14,950,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/27	4,503,639
13,200,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	4,065,082
				19,922,645
	Chile – 2.7%
550,000,000	Bonos de la Tesoreria de la Republica en Pesos (CLP)	4.50%	03/01/26	805,761
120,000,000	Bonos del Banco Central de Chile en Pesos (CLP)	6.00%	02/01/21	169,992
2,210,000,000	Chile Government International Bond (CLP)	5.50%	08/05/20	3,061,517
				4,037,270
	Colombia – 8.0%
4,201,000,000	Colombian TES (COP)	7.00%	05/04/22	1,306,173
17,780,000,000	Colombian TES (COP)	7.50%	08/26/26	5,830,540
2,300,000,000	Colombian TES (COP)	6.00%	04/28/28	689,837
11,830,000,000	Colombian TES (COP)	7.75%	09/18/30	3,978,826
				11,805,376
	Czech Republic – 1.0%
33,480,000	Czech Republic Government Bond (CZK)	2.40%	09/17/25	1,559,436
	Hungary – 5.1%
808,400,000	Hungary Government Bond (HUF)	3.00%	10/27/27	3,048,652
935,000,000	Hungary Government Bond (HUF)	6.75%	10/22/28	4,514,301
				7,562,953
	Indonesia – 4.8%
33,016,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/24	2,528,240
34,326,000,000	Indonesia Treasury Bond (IDR)	8.38%	09/15/26	2,677,752
24,010,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	1,853,407
				7,059,399
	Israel – 5.0%
3,440,000	Israel Government Bond - Fixed (ILS)	6.25%	10/30/26	1,348,523
18,970,000	Israel Government Bond - Fixed (ILS)	2.25%	09/28/28	6,015,725
				7,364,248
	Malaysia – 3.9%
10,220,000	Malaysia Government Bond (MYR)	4.16%	07/15/21	2,488,673
4,280,000	Malaysia Government Bond (MYR)	4.05%	09/30/21	1,042,089
9,360,000	Malaysia Government Bond (MYR)	4.18%	07/15/24	2,321,193
				5,851,955
	Mexico – 4.2%
81,930,000	Mexican Bonos (MXN)	5.00%	12/11/19	4,248,315
24,210,000	Mexican Bonos (MXN)	10.00%	12/05/24	1,442,784
9,290,000	Mexican Bonos (MXN)	7.75%	05/29/31	516,949
				6,208,048
	Peru – 6.7%
9,120,000	Peru Government Bond (PEN)	8.20%	08/12/26	3,456,234
17,860,000	Peru Government Bond (PEN)	6.95%	08/12/31	6,538,320
				9,994,554

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (Continued)
	Philippines – 2.3%
82,000,000	Philippine Government International Bond (PHP)	4.95%	01/15/21	$1,639,353
10,000,000	Philippine Government International Bond (PHP)	3.90%	11/26/22	197,210
64,000,000	Philippine Government International Bond (PHP)	6.25%	01/14/36	1,528,269
				3,364,832
	Poland – 4.0%
2,000,000	Republic of Poland Government Bond (PLN)	1.75%	07/25/21	526,691
4,375,000	Republic of Poland Government Bond (PLN)	4.00%	10/25/23	1,247,905
11,615,000	Republic of Poland Government Bond (PLN)	5.75%	04/25/29	4,089,295
				5,863,891
	Romania – 4.7%
13,940,000	Romania Government Bond (RON)	5.85%	04/26/23	3,504,082
5,815,000	Romania Government Bond (RON)	4.25%	06/28/23	1,392,045
7,780,000	Romania Government Bond (RON)	5.80%	07/26/27	2,031,382
				6,927,509
	South Africa – 15.5%
4,000,000	Republic of South Africa Government Bond (ZAR)	6.75%	03/31/21	265,047
55,735,000	Republic of South Africa Government Bond (ZAR)	10.50%	12/21/26	4,049,967
126,220,000	Republic of South Africa Government Bond (ZAR)	8.88%	02/28/35	7,761,502
135,305,000	Republic of South Africa Government Bond (ZAR)	6.25%	03/31/36	6,407,317
48,450,000	Republic of South Africa Government Bond (ZAR)	8.50%	01/31/37	2,828,825
28,000,000	Republic of South Africa Government Bond (ZAR)	9.00%	01/31/40	1,689,421
				23,002,079
	Thailand – 2.4%
69,470,000	Thailand Government Bond (THB)	3.63%	06/16/23	2,479,835
27,500,000	Thailand Government Bond (THB)	3.65%	06/20/31	1,110,981
				3,590,816
	Turkey – 2.4%
19,950,000	Turkey Government Bond (TRY)	10.50%	01/15/20	3,485,078
	Total Foreign Sovereign Bonds and Notes			127,600,089
	(Cost $127,641,719)
FOREIGN CORPORATE BONDS AND NOTES – 4.4%
	Supranationals – 4.4%
51,050,000	International Finance Corp. (INR)	5.85%	11/25/22	714,730
411,500,000	International Finance Corp. (INR)	6.30%	11/25/24	5,852,941
	Total Foreign Corporate Bonds and Notes			6,567,671
	(Cost $6,804,444)

Total Investments – 90.6%	134,167,760
(Cost $134,446,163) (a)
Net Other Assets and Liabilities – 9.4%	13,876,994
Net Assets – 100.0%	$148,044,754

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2019
Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2019	Sale Value as of 10/31/2019	Unrealized Appreciation/ (Depreciation)
11/19/19	SG	IDR	20,000,000,000	USD	1,424,300	$ 1,422,573	$ 1,424,300	$ (1,727)
11/19/19	SG	INR	272,500,000	USD	3,820,243	3,836,181	3,820,243	15,938
11/19/19	BBH	MXN	117,868,920	USD	6,110,148	6,112,430	6,110,148	2,282
11/19/19	SG	PHP	211,700,000	USD	4,111,647	4,169,493	4,111,647	57,846
11/19/19	BNS	RUB	1,053,300,000	USD	16,300,085	16,393,037	16,300,085	92,952
11/19/19	BBH	THB	16,500,000	USD	542,050	546,513	542,050	4,463
11/19/19	BBH	TRY	14,800,000	USD	2,521,535	2,578,230	2,521,535	56,695
11/19/19	BNS	USD	5,921,724	BRL	24,775,000	5,960,400	6,171,583	(211,183)
11/19/19	BNS	USD	1,887,584	CLP	1,350,000,000	1,887,584	1,821,088	66,496
11/19/19	BNS	USD	3,114,091	COP	10,800,000,000	3,127,652	3,193,620	(65,968)
11/19/19	BBH	USD	1,287,067	CZK	30,200,000	1,287,067	1,319,803	(32,736)
11/19/19	BBH	USD	7,162,831	HUF	2,165,000,000	7,179,713	7,354,118	(174,405)
11/19/19	BBH	USD	4,303,300	PLN	16,790,000	4,303,300	4,394,905	(91,605)
11/19/19	BBH	USD	1,428,536	RON	6,210,000	1,436,620	1,456,938	(20,318)
Net Unrealized Appreciation (Depreciation)								$(301,270)

Counterparty Abbreviations
BBH	Brown Brothers Harriman and Co.
BNS	Bank of Nova Scotia
SG	Societe Generale

(a)	Aggregate cost for federal income tax purposes was $135,894,652. As of October 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,520,296 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,548,458. The net unrealized depreciation was $2,028,162. The amounts presented are inclusive of derivative contracts.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 127,600,089	$ —	$ 127,600,089	$ —
Foreign Corporate Bonds and Notes*	6,567,671	—	6,567,671	—
Total Investments	134,167,760	—	134,167,760	—
Forward Foreign Currency Contracts**	296,672	—	296,672	—
Total	$ 134,464,432	$—	$ 134,464,432	$—
LIABILITIES TABLE
	Total Value at 10/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts**	$ (597,942)	$ —	$ (597,942)	$ —

*	See Portfolio of Investments for country breakout.
**	See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2019
Currency Exposure Diversification	% of Total Investments (including cash)†
ZAR	16.0%
RUB	11.2
BRL	9.4
MXN	8.4
INR	7.1
PEN	6.9
COP	5.9
IDR	5.8
PHP	5.2
ILS	5.1
TRY	4.2
RON	4.1
MYR	4.0
HUF	3.2
THB	2.9
CLP	1.5
CZK	1.2
PLN	1.1
USD	(3.2)
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Assets and Liabilities
October 31, 2019
ASSETS:
Investments, at value (Cost $134,446,163)	$ 134,167,760
Cash	5,032,571
Foreign currency (Cost $7,118,317)	7,119,256
Due from authorized participant	26,620
Unrealized appreciation on forward foreign currency contracts	296,672
Receivables:
Interest	2,247,916
Interest reclaims	55,115
Total Assets	148,945,910
LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	597,942
Payables:
Due to broker	133,302
Investment advisory fees	104,171
Deferred foreign capital gains tax	65,741
Total Liabilities	901,156
NET ASSETS	$148,044,754
NET ASSETS consist of:
Paid-in capital	$ 150,772,288
Par value	38,500
Accumulated distributable earnings (loss)	(2,766,034)
NET ASSETS	$148,044,754
NET ASSET VALUE, per share	$38.45
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	3,850,002

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Operations
For the Year Ended October 31, 2019
INVESTMENT INCOME:
Interest	$ 5,715,489
Foreign withholding tax	(87,689)
Total investment income	5,627,800
EXPENSES:
Investment advisory fees	831,166
Total expenses	831,166
NET INVESTMENT INCOME (LOSS)	4,796,634
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	19,618
Forward foreign currency contracts	527,030
Foreign currency transactions	(175,327)
Foreign capital gains tax	(1,804)
Net realized gain (loss)	369,517
Net change in unrealized appreciation (depreciation) on:
Investments	5,069,085
Forward foreign currency contracts	(467,009)
Foreign currency translation	15,786
Deferred foreign capital gains tax	(70,810)
Net change in unrealized appreciation (depreciation)	4,547,052
NET REALIZED AND UNREALIZED GAIN (LOSS)	4,916,569
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 9,713,203
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statements of Changes in Net Assets
	Year Ended 10/31/2019	Year Ended 10/31/2018
OPERATIONS:
Net investment income (loss)	$ 4,796,634	$ 2,476,708
Net realized gain (loss)	369,517	(3,099,868)
Net change in unrealized appreciation (depreciation)	4,547,052	(4,588,147)
Net increase (decrease) in net assets resulting from operations	9,713,203	(5,211,307)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(5,090,947)	(1,016,310)
Return of capital	(345,452)	(2,159,690)
Total distributions to shareholders	(5,436,399)	(3,176,000)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	87,791,477	37,425,252
Cost of shares redeemed	—	(22,923,482)
Net increase (decrease) in net assets resulting from shareholder transactions	87,791,477	14,501,770
Total increase (decrease) in net assets	92,068,281	6,114,463
NET ASSETS:
Beginning of period	55,976,473	49,862,010
End of period	$ 148,044,754	$ 55,976,473
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,550,002	1,200,002
Shares sold	2,300,000	900,000
Shares redeemed	—	(550,000)
Shares outstanding, end of period	3,850,002	1,550,002

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,				Period Ended 10/31/2015 (a)
	2019	2018	2017	2016
Net asset value, beginning of period	$ 36.11	$ 41.55	$ 42.32	$ 40.77	$ 50.00
Income from investment operations:
Net investment income (loss)	2.25	1.80	2.30	1.74	1.94
Net realized and unrealized gain (loss)	2.16	(4.76)	(0.65)	2.09	(9.23)
Total from investment operations	4.41	(2.96)	1.65	3.83	(7.29)
Distributions paid to shareholders from:
Net investment income	(1.94)	(0.79)	(2.42)	(1.56)	—
Return of capital	(0.13)	(1.69)	—	(0.72)	(1.94)
Total distributions	(2.07)	(2.48)	(2.42)	(2.28)	(1.94)
Net asset value, end of period	$38.45	$36.11	$41.55	$42.32	$40.77
Total return (b)	12.46%	(7.55)%	4.00%	9.66%	(14.83)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 148,045	$ 55,976	$ 49,862	$ 14,812	$ 4,077
Ratio of total expenses to average net assets	0.85%	0.85% (c)	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	4.91%	4.63% (c)	4.95%	4.70%	4.36% (d)
Portfolio turnover rate (e)	25%	61%	16%	23%	49%

(a)	Inception date is November 4, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Includes excise tax.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2019
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of fifteen funds that are offering shares. This report covers the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FEMB” on The Nasdaq Stock Market LLC (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek maximum total return and current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries that are denominated in the local currency of the issuer. There can be no assurance the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2019
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer, or the financial condition of the country of issue;
5)	the credit quality and cash flow of the issuer, or country of issue, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
13)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2019
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2019
securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2019 and 2018, was as follows:
Distributions paid from:	2019	2018
Ordinary income	$5,090,947	$1,016,310
Capital gains	—	—
Return of capital	345,452	2,159,690
As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(668,856)
Net unrealized appreciation (depreciation)	(2,097,178)
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of October 31, 2019, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2019, the Fund had non-expiring capital loss carryforwards for federal income tax purposes of $668,856.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2019, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(176,795)	$176,795	$—
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
H. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2019
potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At October 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 296,672	$ —	$ 296,672	$ (224,615)	$ —	$ 72,057
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (597,942)	$ —	$ (597,942)	$ 224,615	$ —	$ (373,327)
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
I. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2019
December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Trust, on behalf of the Fund, and First Trust have retained First Trust Global Portfolios Ltd. (“FTGP” or the “Sub-Advisor”), an affiliate of First Trust, to serve as investment sub-advisor. In this capacity, FTGP is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. First Trust is paid an annual unitary management fee of 0.85% of the Fund’s average daily net assets. FTGP receives a sub-advisory fee equal to 40% of any remaining monthly unitary fee paid to the Advisor after the Fund’s average expenses accrued during the most recent twelve months are subtracted from the unitary fee for that month. First Trust is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2019, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $99,692,963 and $23,036,145, respectively.
For the year ended October 31, 2019, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2019, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 296,672	Unrealized depreciation on forward foreign currency contracts	$ 597,942

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2019
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2019, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$527,030
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(467,009)
During the fiscal year ended October 31, 2019, the notional values of forward foreign currency contracts opened and closed were $897,096,112 and $844,412,853, respectively.
6. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). Due to the nature of the Fund’s investments, the Fund’s Creation Units are generally issued and redeemed for cash, although Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a standard redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2021.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV have a $385 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 6, 2019, the commitment amount was $360 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2019.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2019
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
Effective November 25, 2019, the Scotia Credit Agreement was amended and the credit limit was increased from $385 million to $410 million.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended October 31, 2019, 2018, 2017, and 2016, and the period from November 4, 2014 (commencement of operations) through October 31, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2019, 2018, 2017, and 2016, and for the period from November 4, 2014 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 23, 2019
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2019 (Unaudited)
net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2019 (Unaudited)
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and First Trust Global Portfolios Ltd. (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2020 at a meeting held on June 2, 2019. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2019 and June 2, 2019, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor (also an affiliate of the Advisor); and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 18, 2019, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 2, 2019 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2019 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. In addition to the written materials provided by the Sub-Advisor, at the April 18, 2019 meeting, the Board also received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2019 (Unaudited)
presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was below the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that there were only two other actively-managed ETFs in the Expense Group, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2018 to the performance of funds in the Performance Universe and to a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median for the one-year period ended December 31, 2018 but underperformed the Performance Universe median for the three-year period ended December 31, 2018. The Board also noted that the Fund underperformed the benchmark index for the one- and three-year periods ended December 31, 2018.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2018 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board also considered information on the affiliations between the Advisor and the Sub-Advisor and noted the services provided by the Sub-Advisor to certain First Trust products in Europe. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that expenses incurred in providing services to the Fund are of a fixed nature and that, at this time, no economies of scale have been identified in providing services to the Fund. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2019 (Unaudited)
relevant. The Board considered the Advisor’s confirmation that it is committed to supporting the Sub-Advisor. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Fund. The Board noted that the Sub-Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorized and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2018, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $25,484. This figure is comprised of $1,117 paid (or to be paid) in fixed compensation and $24,367 paid (or to be paid) in variable compensation. There were a total of 14 beneficiaries of the remuneration described above. Those amounts include $16,184 paid (or to be paid) to senior management of First Trust and $9,300 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
October 31, 2019 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	162	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	162	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	162	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	162	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	162	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
October 31, 2019 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2019 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
First Trust Global Portfolios Ltd.
Floor 2
8 Angel Court
London EC2R 7HJ
England
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)

First Trust RiverFront Dynamic Developed International ETF (RFDI)

First Trust RiverFront Dynamic Europe ETF (RFEU)

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)

Annual Report
For the Year Ended
October 31, 2019

First Trust Exchange-Traded Fund III
Annual Report
October 31, 2019

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Annual Letter from the Chairman and CEO
October 31, 2019
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust RiverFront Dynamic International ETFs (the “Funds”), which contains detailed information about the Funds for the twelve months ended October 31, 2019, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
One of our responsibilities as asset managers is to be good listeners. Perhaps the most effective way in which we do this continually is by paying close attention to mutual fund and exchange-traded fund (ETF) money flows. After all, investors vote with their dollars, and money flows provide valuable feedback with respect to their biases. Over the past 12 months, we have learned that investors, in general, have grown more risk-averse. For the 12-month period ended October 31, 2019, investors funneled an estimated net $359.56 billion into bond mutual funds and ETFs, while liquidating an estimated net $56.86 billion from equity mutual funds and ETFs, according to data from Morningstar. Over the same period, money market funds took in an estimated net $583.27 billion. Those figures were more balanced for the full-year 2018. Those estimated net flows were as follows: $94.42 billion (equity mutual funds & ETFs); $137.60 billion (bond mutual funds & ETFs); and $161.60 billion (money market funds).
In addition to monitoring fund flows, we watch the performance of all the asset classes. Market returns can either help validate or invalidate our interpretation of money flows. As we noted above, we believe that investors have tempered their appetite for risk, and the returns on the major sectors that comprise the S&P 500® Index back it up. For the 12-month period ended October 31, 2019, as measured by total return, the top performers were Real Estate and Utilities, up 26.72% and 23.71%, respectively, according to Bloomberg. The S&P 500® Index posted a total return of 14.33% for the period. These two sectors are defensive in nature. They also tend to distribute cash dividends that are often well above those sectors that are more cyclical in nature. The higher dividend distributions likely drew the attention of fixed-income investors dissatisfied with the current low-yield climate in the bond market, in our opinion.
The absence of a new trade deal between the U.S. and China has been a bit of a wet blanket on the global economy. Global growth projections have been trimmed over time by such organizations as the International Monetary Fund. The tariffs have been in play for 19 months and counting as of October 2019. While the lack of any significant progress in the negotiations between the U.S. and China is a concern, we believe a remedy will be found. Remember, as uncertain as things may appear in the current climate, investors with diversified investment portfolios were most likely rewarded over the past 12 months. Stay the course and stay engaged!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
The investment objective of First Trust RiverFront Dynamic Asia Pacific ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of Asian Pacific companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such Asian Pacific companies are denominated (each, an “Asian Pacific currency” and, collectively, the “Asian Pacific currencies”). Asian Pacific companies are those companies (i) whose securities are traded principally on a stock exchange in an Asian Pacific country, (ii) that have a primary business office in an Asian Pacific country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, an Asian Pacific country. Asian Pacific countries include the countries located in Asia and the Pacific Islands as well as Australia and New Zealand. The Fund generally focuses its Asian Pacific company investments in Australia, Hong Kong, Japan, New Zealand and/or Singapore. The Fund is non-diversified. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFAP.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Asian Pacific currencies.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/19	Inception (4/13/16) to 10/31/19	Inception (4/13/16) to 10/31/19
Fund Performance
NAV	3.74%	2.88%	10.60%
Market Price	3.40%	2.66%	9.78%
Index Performance
MSCI Pacific Index	11.52%	9.14%	36.41%
(See Notes to Fund Performance Overview on page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP) (Continued)
Sector Allocation	% of Total Investments
Financials	22.7%
Industrials	16.9
Consumer Discretionary	15.5
Information Technology	9.2
Consumer Staples	7.9
Communication Services	7.3
Materials	6.7
Health Care	6.3
Real Estate	4.6
Utilities	1.7
Energy	1.2
Total	100.0%
Top Ten Holdings	% of Total Investments
Toyota Motor Corp.	2.4%
AIA Group Ltd.	2.2
Commonwealth Bank of Australia	1.9
Westpac Banking Corp.	1.7
Keyence Corp.	1.5
Sony Corp.	1.5
National Australia Bank Ltd.	1.4
Takeda Pharmaceutical Co., Ltd.	1.4
Australia & New Zealand Banking Group Ltd.	1.4
KDDI Corp.	1.3
Total	16.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 14, 2016 (commencement of trading) through October 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	65	29	12	2
11/1/16 – 10/31/17	127	85	23	0
11/1/17 – 10/31/18	114	22	8	1
11/1/18 – 10/31/19	81	9	2	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	21	8	2	1
11/1/16 – 10/31/17	16	1	0	0
11/1/17 – 10/31/18	94	12	1	0
11/1/18 – 10/31/19	108	46	5	0

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
The investment objective of First Trust RiverFront Dynamic Developed International ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated (each, a “Developed Market currency” and, collectively, the “Developed Market currencies”). Developed market companies are those companies (i) whose securities are traded principally on a stock exchange in a developed market country, (ii) that have a primary business office in a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a developed market country. Developed market countries currently include the countries comprising the Morgan Stanley Capital International World Index or countries considered to be developed by the World Bank, the International Finance Corporation or the United Nations. Under normal market conditions, the Fund invests in at least three countries and at least 40% of its net assets in countries other than the United States. The Fund is non-diversified. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFDI.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Developed Market currencies.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/19	Inception (4/13/16) to 10/31/19	Inception (4/13/16) to 10/31/19
Fund Performance
NAV	6.12%	6.07%	23.25%
Market Price	5.50%	5.95%	22.79%
Index Performance
MSCI EAFE Index	11.04%	7.62%	29.80%
(See Notes to Fund Performance Overview on page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Developed International ETF (RFDI) (Continued)
Sector Allocation	% of Total Investments
Financials	18.0%
Consumer Discretionary	14.9
Industrials	14.1
Consumer Staples	11.8
Health Care	10.7
Materials	8.6
Information Technology	7.6
Energy	6.0
Communication Services	3.4
Utilities	3.1
Real Estate	1.8
Total	100.0%
Top Ten Holdings	% of Total Investments
Nestle S.A.	2.5%
Roche Holding AG	1.7
Novartis AG	1.6
BP PLC	1.2
SAP SE	1.2
Toyota Motor Corp.	1.1
GlaxoSmithKline PLC	1.1
AIA Group Ltd.	0.9
AstraZeneca PLC	0.8
HSBC Holdings PLC	0.8
Total	12.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 14, 2016 (commencement of trading) through October 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	46	70	18	2
11/1/16 – 10/31/17	157	81	7	0
11/1/17 – 10/31/18	158	33	0	0
11/1/18 – 10/31/19	65	2	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	4	0	0	0
11/1/16 – 10/31/17	7	0	0	0
11/1/17 – 10/31/18	52	9	0	0
11/1/18 – 10/31/19	171	12	1	0

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU)
The investment objective of First Trust RiverFront Dynamic Europe ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated (each, a “European currency” and, collectively, the “European currencies”). European companies are those companies (i) whose securities are traded principally on a stock exchange in a European country, (ii) that have a primary business office in a European country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a European country. The Fund considers a European country to be any member country of the European Union or any country included in the FTSE Developed Europe Index or the FTSE Emerging Europe All Cap Index. The Fund generally focuses its European company investments in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and/or the United Kingdom. The Fund is non-diversified. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFEU.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to European currencies.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/19	Inception (4/13/16) to 10/31/19	Inception (4/13/16) to 10/31/19
Fund Performance
NAV	7.01%	7.55%	29.50%
Market Price	7.41%	7.54%	29.44%
Index Performance
MSCI Europe Index	10.90%	6.92%	26.83%
(See Notes to Fund Performance Overview on page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU) (Continued)
Sector Allocation	% of Total Investments
Financials	14.9%
Consumer Staples	14.5
Consumer Discretionary	14.2
Health Care	13.7
Industrials	12.3
Materials	9.8
Energy	9.3
Information Technology	6.4
Utilities	4.1
Communication Services	0.7
Other *	0.1
Total	100.0%

*	Exchange-traded fund with holdings representing multiple sectors.
Top Ten Holdings	% of Total Investments
Nestle S.A.	4.2%
Roche Holding AG	2.9
Novartis AG	2.6
BP PLC	2.1
SAP SE	2.0
GlaxoSmithKline PLC	1.8
AstraZeneca PLC	1.4
HSBC Holdings PLC	1.4
L’Oreal S.A.	1.4
TOTAL S.A.	1.3
Total	21.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 14, 2016 (commencement of trading) through October 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	39	35	2	0
11/1/16 – 10/31/17	134	103	8	0
11/1/17 – 10/31/18	146	10	0	0
11/1/18 – 10/31/19	33	4	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	56	8	0	0
11/1/16 – 10/31/17	7	0	0	0
11/1/17 – 10/31/18	92	4	0	0
11/1/18 – 10/31/19	206	7	1	0

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
The investment objective of First Trust RiverFront Dynamic Emerging Markets ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated (each, an “Emerging Market currency” and, collectively, the “Emerging Market currencies”). The Fund considers an emerging market company to be one (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country, or (ii) that derives a substantial portion of its total revenues or profits from emerging market countries. The Fund considers an emerging market country to be any country whose issuers are included in the Morgan Stanley Capital International Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. The Fund generally focuses its emerging market company investments in Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Nigeria, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and/or the United Arab Emirates. The Fund is non-diversified. Shares of the Fund are listed on The Nasdaq Stock Exchange LLC under the ticker symbol “RFEM.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Emerging Market currencies.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/19	Inception (6/14/16) to 10/31/19	Inception (6/14/16) to 10/31/19
Fund Performance
NAV	10.32%	9.13%	34.37%
Market Price	9.94%	8.94%	33.58%
Index Performance
MSCI Emerging Markets Index	11.86%	10.74%	41.18%
(See Notes to Fund Performance Overview on page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM) (Continued)
Sector Allocation	% of Total Investments
Financials	24.2%
Information Technology	18.7
Consumer Discretionary	14.0
Energy	11.5
Communication Services	9.3
Materials	5.9
Industrials	5.6
Consumer Staples	4.2
Real Estate	2.8
Utilities	2.7
Health Care	0.9
Other *	0.2
Total	100.0%

*	Exchange-traded fund with holdings representing multiple sectors.
Top Ten Holdings	% of Total Investments
Alibaba Group Holding Ltd., ADR	5.3%
Samsung Electronics Co., Ltd.	4.5
Tencent Holdings Ltd.	4.5
Taiwan Semiconductor Manufacturing Co., Ltd.	4.4
China Construction Bank Corp., Class H	1.5
Gazprom PJSC	1.3
SK Hynix, Inc.	1.3
LUKOIL PJSC	1.2
Banco Bradesco S.A. (Preference Shares)	1.2
Naspers Ltd., Class N	1.2
Total	26.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 15, 2016 (commencement of trading) through October 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
6/15/16 – 10/31/16	31	40	16	1
11/1/16 – 10/31/17	130	87	8	0
11/1/17 – 10/31/18	94	66	6	0
11/1/18 – 10/31/19	80	12	2	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
6/15/16 – 10/31/16	7	2	0	0
11/1/16 – 10/31/17	25	1	1	0
11/1/17 – 10/31/18	53	28	5	0
11/1/18 – 10/31/19	100	54	2	1

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund III
First Trust RiverFront Dynamic International ETFs
October 31, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) serves as the investment advisor to the Funds. First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
RiverFront Investment Group, LLC
RiverFront Investment Group, LLC is an SEC-registered investment advisor located in Richmond, Virginia. It is majority owned by its employees, and Baird Financial Corporation is a minority owner of RiverFront Investment Holding Group, LLC. The firm provides asset management services to a series of global tactical asset allocation portfolios and registered investment companies, including mutual funds and exchange-traded products.
Portfolio Management Team
Adam Grossman, CFA – Global Equity Chief Investment Officer
Rob Glownia, CFA, CFP – Senior Portfolio Manager
Chris Konstantinos, CFA – Chief Investment Strategist and Director of International Equity
Scott Hays, CFA – Quantitative Portfolio Manager
Commentary
Market Update
Global equity markets experienced the full range of emotions during the 12-month period ended October 31, 2019, leaving investors wary despite the double-digit overall gains racked up by both the equity and bond markets during this period.
Led by the U.S., markets around the world declined in the autumn of 2018, as concerns over global trade and the Federal Reserve’s (the “Fed”) policy gripped investors in a pessimistic wave of recession fears. In retrospect, however, the meltdown in the fourth quarter of 2018 turned out to be the pessimistic crescendo for the year. Global markets staged a powerful rally in the first quarter of 2019 and kept grinding generally higher throughout the rest of the period, as the Fed reversed their tightening stance and cut interest rates three times, starting at the end of July 2019. By the end of October 2019, U.S. large-caps had forged new all-time highs, while international stocks had broken through important resistance levels and showed increasing signs of relative strength.
Looking into 2020, global stocks look poised to continue to climb this ’wall of worry’, in our opinion; while trade, political and economic concerns still dominate in a slower-growth environment, central banks are still highly accommodative, market trends appear positive, inflation still appears contained, and the sentiment for stocks still appears muted compared to typical market peaks. These factors are providing an investment backdrop that is still conducive to further equity gains, in our opinion, though we believe there is likely to be further volatility as U.S. investors turn their attention to the looming 2020 Presidential election.
Despite a strong fiscal year, international stocks remain well below their long-term return trend, in our opinion, creating the potential for positive mean-reversion to this trend looking out into the future. We continue to believe that attractive value exists in this asset class for risk-tolerant investors with a long-term investment horizon.
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
2019 Attribution
For the period October 31, 2018 to October 31, 2019, the First Trust RiverFront Dynamic Asia Pacific ETF (“RFAP”) posted a net asset value (“NAV”) return of 3.74% and a market price return of 3.40%, both of which underperformed the benchmark’s return (MSCI Pacific Index) of 11.52%. The core of RFAP’s selection model is an intra-sector selection model. For the 12 months ended October 31, 2019, the model’s selection in both allocations and selections in Singapore (+19 basis points (“bps”)) and in equities classified as being in North America (+71 bps) were additive. Major detractors in the period were selections in Japan (-407 bps), Australia (-118 bps) and Hong Kong (-185 bps). The portfolio’s load on investment factors that have historically outperformed the given benchmark include Value, Quality and Momentum. During the period, generally, Quality in the Asia Pacific Region lagged significantly whereas Value and Momentum were closer to flat versus the given benchmark.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2019 (Unaudited)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
2019 Attribution
For the period October 31, 2018 to October 31, 2019, the First Trust RiverFront Dynamic Developed International ETF (“RFDI”) posted a NAV return of 6.12% and a market price return of 5.50%, both of which underperformed the benchmark’s return (MSCI EAFE Index) of 11.04%. The core of RFDI’s selection model is an intra-sector selection model. For the 12 months ended October 31, 2019, selections in Finland (+29 bps) and Austria (+25 bps) as well as allocation to Italy (+12 bps) added to relative performance. However, allocations and selections in Norway (-75 bps), as well as selections in Japan (-132 bps) and Sweden (-66 bps) truncated performance. The portfolio’s load on investment factors that have historically outperformed the given benchmark include Value, Quality and Momentum. During the period, generally, Value for Developed International lagged significantly (>600 bps) whereas Quality and Momentum generally beat the given benchmark.
First Trust RiverFront Dynamic Developed Europe ETF (RFEU)
2019 Attribution
For the period October 31, 2018 to October 31, 2019, the First Trust RiverFront Dynamic Developed Europe ETF (“RFEU”) posted a NAV return of 7.01% and a market price return of 7.41%, both of which underperformed the benchmark’s return (MSCI Europe Index) of 10.90%. The core of RFEU’s selection model is an intra-sector selection model. For the 12 months ended October 31, 2019, allocation to the United Kingdom (+24 bps) as well as security selection in Finland (+35 bps) and Austria (+45 bps) contributed positively to performance. However, allocation to Norway (-72 bps) and selections in France (-53 bps) and Sweden (-93 bps) dampened relative returns. The portfolio’s load on investment factors that have historically outperformed the given benchmark include Value, Quality and Momentum. During the period, generally, Value in the European Region lagged significantly (>700 bps) whereas Quality and Momentum generally beat the given benchmark.
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
2019 Attribution
For the period October 31, 2018 to October 31, 2019, the First Trust RiverFront Dynamic Emerging Markets ETF (“RFEM”) posted a NAV return of 10.32% and a market price return of 9.94%, both of which underperformed the benchmark’s return (MSCI Emerging Markets Index) of 11.86%. The core of RFEM’s selection model is an intra-sector selection model. For the 12 months ended October 31, 2019, allocation and selection in Brazil (+129 bps) as well as allocation to Russia (+88 bps) and selection in China (+94 bps) aided returns, but selections in Indonesia (-160 bps), India (-117 bps) and Turkey (-83 bps) detracted from performance. The portfolio’s load on investment factors that have historically outperformed the given benchmark include Value, Quality and Momentum. During the period, generally, Value in Emerging Markets lagged significantly (>600 bps) whereas Quality and Momentum generally beat the given benchmark.
Market Outlook
We remain modestly constructive on long-term prospects for global equity markets. We acknowledge that further gains in the U.S. in this cycle will likely have to come primarily from earnings growth, in our view, as major valuation expansion from current levels has historically been unlikely. However, that must be weighed against an investor-friendly backdrop of a ‘low and slow’ level of modest expansion of the economy combined with accommodative Fed policy, which likely provides a ‘floor’ on valuation, in our opinion. In contrast to the U.S., international stocks remain undervalued, in our opinion. According to our proprietary ’Price Matters’ valuation framework, developed international stocks are still meaningfully below their long-term trend.
From a tactical (shorter-term) perspective, we believe central bank policy in the U.S., Europe and Asia is still conducive to further stock gains. While international economies are clearly hurting, we believe there is some early evidence of improvement in business sentiment in areas like China, which should help Europe and Asia. Our trend work suggests a positive short-term outlook for the U.S., but international trends are more mixed. We do not believe global stocks have yet approached the type of optimistic extremes that signal danger for international markets.
We believe that the ongoing economic slowdown in Europe and Asia is widely understood and priced into markets; however, dovish central bank action is increasingly on the side of stock investors in these locales. We would point to the fact that the ascension of Christine Lagarde as the new head of the European Central Bank (“ECB”) is seen as a potential positive for equity markets, due to her dovish leanings and devout belief in further pan-European fiscal consolidation. At the Bank of Japan, policymakers are contending

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2019 (Unaudited)
with fallout from the U.S.-China trade dispute and potential further slowdown related to a recently-enacted VAT tax hike in the fall; thus, we expect policy to remain ultra-accommodative there as well.
One headwind in the third quarter of 2019 for international stocks was the continued gains in the U.S. Dollar (“USD”) relative to foreign currencies. As the U.S. economy’s trajectory relative to foreign economies has started to slow somewhat, and political uncertainty in the U.S. is likely to increase heading into 2020, we believe that we have seen the bulk of USD gains in this cycle.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
October 31, 2019 (Unaudited)
As a shareholder of First Trust RiverFront Dynamic Asia Pacific ETF, First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF or First Trust RiverFront Dynamic Emerging Markets ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs (in U.S. dollars) of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
Actual	$1,000.00	$1,026.10	0.83%	$4.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	0.83%	$4.23
First Trust RiverFront Dynamic Developed International ETF (RFDI)
Actual	$1,000.00	$1,013.80	0.83%	$4.21
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	0.83%	$4.23
First Trust RiverFront Dynamic Europe ETF (RFEU)
Actual	$1,000.00	$1,004.70	0.83%	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	0.83%	$4.23
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Actual	$1,000.00	$981.30	0.95%	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2019 through October 31, 2019), multiplied by 184/365 (to reflect the six-month period).

First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
Portfolio of Investments
October 31, 2019
Shares	Description	Value
COMMON STOCKS (a) – 98.9%
	Australia – 16.5%
10,695	AGL Energy Ltd.	$145,830
85,202	AMP Ltd.	107,777
7,155	Aristocrat Leisure Ltd.	155,959
19,523	Australia & New Zealand Banking Group Ltd.	359,872
17,953	Bank of Queensland Ltd.	112,002
12,966	BHP Group Ltd.	321,325
13,068	Coca-Cola Amatil Ltd.	91,435
8,992	Commonwealth Bank of Australia	487,585
1,642	CSL Ltd.	289,803
1,555	Macquarie Group Ltd.	143,554
38,598	Metcash Ltd.	75,033
18,993	National Australia Bank Ltd.	374,586
4,714	Perpetual Ltd.	116,758
33,494	Platinum Asset Management Ltd.	95,589
1,835	Rio Tinto Ltd.	114,959
35,615	Tabcorp Holdings Ltd.	117,846
13,190	Transurban Group	134,933
9,189	Wesfarmers Ltd.	251,857
22,247	Westpac Banking Corp.	432,628
8,970	Woodside Petroleum Ltd.	199,108
7,910	Woolworths Group Ltd.	203,497
		4,331,936
	Bermuda – 1.0%
4,100	Jardine Strategic Holdings Ltd.	132,553
466,494	Li & Fung Ltd.	51,198
315,162	Pacific Basin Shipping Ltd.	73,201
		256,952
	Cayman Islands – 2.5%
17,338	AAC Technologies Holdings, Inc.	112,844
21,095	CK Hutchison Holdings Ltd.	195,176
143,636	Lee & Man Paper Manufacturing Ltd.	80,104
2,000	Tencent Holdings Ltd.	81,879
47,273	Tingyi Cayman Islands Holding Corp.	62,983
116,981	WH Group Ltd. (b)	124,207
		657,193
	Hong Kong – 5.7%
58,443	AIA Group Ltd.	585,105
55,455	Cathay Pacific Airways Ltd.	70,912
49,925	Fosun International Ltd.	65,497
93,962	Hong Kong & China Gas Co., Ltd.	182,505
3,072	Hong Kong Exchanges & Clearing Ltd.	96,050
8,182	Sun Hung Kai Properties Ltd.	124,151
11,733	Swire Pacific Ltd., Class A	111,850
15,584	Vitasoy International Holdings Ltd.	63,442
32,542	Wharf Holdings (The) Ltd.	74,005
Shares	Description	Value

	Hong Kong (Continued)
18,095	Wheelock & Co., Ltd.	$112,113
		1,485,630
	Japan – 69.1%
3,500	Advantest Corp.	160,270
6,500	Aeon Mall Co., Ltd.	104,491
3,800	AGC, Inc.	134,772
4,300	Aisin Seiki Co., Ltd.	173,609
2,500	Amano Corp.	74,544
2,800	ANA Holdings, Inc.	96,505
3,180	Aozora Bank Ltd.	82,187
14,500	Astellas Pharma, Inc.	249,544
2,900	Bridgestone Corp.	121,462
6,700	Brother Industries Ltd.	127,498
5,000	Canon, Inc.	137,142
2,800	Capcom Co., Ltd.	66,558
1,200	Central Japan Railway Co.	247,745
9,600	Credit Saison Co., Ltd.	140,280
12,700	Dai-ichi Life Holdings, Inc.	209,981
1,700	Daiichi Sankyo Co., Ltd.	112,399
1,300	Daikin Industries Ltd.	183,341
5,900	Daiwa House Industry Co., Ltd.	204,061
30,300	Daiwa Securities Group, Inc.	137,401
600	Disco Corp.	132,679
7,300	DMG Mori Co., Ltd.	119,988
1,500	East Japan Railway Co.	136,804
500	FANUC Corp.	100,009
200	Fast Retailing Co., Ltd.	124,178
2,600	GungHo Online Entertainment, Inc.	56,627
9,200	Haseko Corp.	119,696
2,800	Hitachi Ltd.	105,502
8,400	Hokuhoku Financial Group, Inc.	83,152
11,100	Honda Motor Co., Ltd.	302,400
2,500	House Foods Group, Inc.	95,263
1,300	Hoya Corp.	115,602
6,600	ITOCHU Corp.	138,796
3,600	Jaccs Co., Ltd.	81,941
3,900	Japan Petroleum Exploration Co., Ltd.	100,651
13,000	Japan Post Holdings Co., Ltd.	119,900
6,000	Japan Tobacco, Inc.	136,457
7,400	Kajima Corp.	102,513
2,100	Kaken Pharmaceutical Co., Ltd.	103,454
1,500	Kao Corp.	121,456
7,200	Kawasaki Kisen Kaisha Ltd. (c)	108,877
12,400	KDDI Corp.	344,362
600	Keyence Corp.	382,369
4,500	Komatsu Ltd.	106,635
1,500	Kyocera Corp.	99,204
2,200	Lawson, Inc.	121,826
5,800	LIXIL Group Corp.	108,814
14,400	Mazda Motor Corp.	134,012
1,600	MEIJI Holdings Co., Ltd.	115,863
3,500	Miraca Holdings, Inc.	83,165

See Notes to Financial Statements

First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
Portfolio of Investments (Continued)
October 31, 2019
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
20,500	Mitsubishi Chemical Holdings Corp.	$157,675
3,900	Mitsubishi Corp.	99,820
9,200	Mitsubishi Electric Corp.	132,603
5,800	Mitsubishi Estate Co., Ltd.	113,191
4,200	Mitsubishi Heavy Industries Ltd.	171,205
3,600	Mitsubishi Materials Corp.	104,343
6,500	Mitsubishi Tanabe Pharma Corp.	78,368
44,400	Mitsubishi UFJ Financial Group, Inc.	234,273
19,700	Mitsubishi UFJ Lease & Finance Co., Ltd.	122,042
8,200	Mitsui & Co., Ltd.	141,805
3,600	Mitsui Chemicals, Inc.	86,775
7,700	Mitsui E&S Holdings Co., Ltd. (c)	78,861
4,300	Mitsui Fudosan Co., Ltd.	110,735
4,700	Mitsui OSK Lines Ltd.	129,523
79,300	Mizuho Financial Group, Inc.	123,954
5,300	MS&AD Insurance Group Holdings, Inc.	172,217
4,700	Murata Manufacturing Co., Ltd.	255,173
8,400	Nexon Co., Ltd. (c)	97,620
1,100	Nidec Corp.	163,844
400	Nintendo Co., Ltd.	143,050
4,600	Nippon Paper Industries Co., Ltd.	79,783
5,300	Nippon Telegraph & Telephone Corp.	263,847
7,200	Nippon Yusen KK	130,879
4,300	Nishimatsu Construction Co., Ltd.	90,348
25,300	Nissan Motor Co., Ltd.	161,513
2,700	NSD Co., Ltd.	83,633
3,900	NTT Data Corp.	51,716
10,500	NTT DOCOMO, Inc.	289,263
11,700	Obayashi Corp.	121,345
21,000	Oji Holdings Corp.	109,871
12,400	Onward Holdings Co., Ltd.	71,996
83,200	Orient Corp.	122,500
1,000	Oriental Land Co., Ltd.	147,097
13,400	ORIX Corp.	211,752
5,200	OSAKA Titanium Technologies Co., Ltd.	82,485
9,800	Pan Pacific International Holdings Corp.	154,909
18,500	Panasonic Corp.	157,076
14,300	Rakuten, Inc.	137,452
8,600	Recruit Holdings Co., Ltd.	287,569
3,100	Sankyo Co., Ltd.	108,941
3,200	Sapporo Holdings Ltd.	80,808
5,900	Seino Holdings Co., Ltd.	76,325
6,500	Seven & i Holdings Co., Ltd.	246,782
10,200	Sharp Corp.	118,917
4,400	Shimachu Co., Ltd.	119,952
Shares	Description	Value

	Japan (Continued)
1,600	Shin-Etsu Chemical Co., Ltd.	$180,165
1,400	Shionogi & Co., Ltd.	84,500
2,000	Shiseido Co., Ltd.	166,089
300	SMC Corp.	131,096
15,200	Softbank Corp.	209,019
8,800	SoftBank Group Corp.	341,439
32,500	Sojitz Corp.	102,926
6,200	Sony Corp.	380,359
9,100	SUMCO Corp.	153,450
29,400	Sumitomo Chemical Co., Ltd.	135,852
4,000	Sumitomo Forestry Co., Ltd.	58,561
3,200	Sumitomo Heavy Industries Ltd.	100,602
7,900	Sumitomo Mitsui Financial Group, Inc.	283,841
2,900	Suntory Beverage & Food Ltd.	124,067
4,500	Taiheiyo Cement Corp.	128,345
10,200	Takeda Pharmaceutical Co., Ltd.	371,012
3,300	Terumo Corp.	108,482
13,900	Toda Corp.	87,784
6,400	Tokai Rika Co., Ltd.	125,049
1,900	Tokio Marine Holdings, Inc.	103,243
2,900	Tokuyama Corp.	78,334
2,200	Tokyo Century Corp.	102,676
24,400	Tokyo Electric Power Co., Holdings, Inc. (c)	113,425
1,400	Tokyo Electron Ltd.	286,184
4,500	Tokyo Seimitsu Co., Ltd.	146,264
19,100	Tokyu Fudosan Holdings Corp.	127,522
4,500	Toyoda Gosei Co., Ltd.	106,510
9,100	Toyota Motor Corp.	635,542
1,800	Tsumura & Co.	49,971
7,300	Zeon Corp.	84,025
		18,096,155
	New Zealand – 0.4%
12,421	a2 Milk Co., Ltd. (c)	103,528
	Singapore – 3.7%
14,500	DBS Group Holdings Ltd.	277,114
15,900	Oversea-Chinese Banking Corp., Ltd.	128,093
12,200	Singapore Airlines Ltd.	84,385
20,300	Singapore Exchange Ltd.	133,399
6,400	United Overseas Bank Ltd.	126,217
8,300	Venture Corp Ltd.	96,578
44,900	Wilmar International Ltd.	123,764
		969,550
	Total Common Stocks	25,900,944
	(Cost $26,265,598)

See Notes to Financial Statements

First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
Portfolio of Investments (Continued)
October 31, 2019
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (a) – 0.4%
	Hong Kong – 0.4%
10,455	Link REIT	$114,010
	(Cost $127,079)
	Total Investments – 99.3%	26,014,954
	(Cost $26,392,677) (d)
	Net Other Assets and Liabilities – 0.7%	189,052
	Net Assets – 100.0%	$26,204,006

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(c)	Non-income producing security.
(d)	Aggregate cost for federal income tax purposes was $26,470,789. As of October 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,441,903 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,897,738. The net unrealized depreciation was $455,835.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 25,900,944	$ 25,900,944	$ —	$ —
Real Estate Investment Trusts*	114,010	114,010	—	—
Total Investments	$ 26,014,954	$ 26,014,954	$—	$—

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
Japanese Yen	69.6%
Australian Dollar	16.6
Hong Kong Dollar	9.2
Singapore Dollar	3.7
United States Dollar	0.5
New Zealand Dollar	0.4
Total	100.0%

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments
October 31, 2019
Shares	Description	Value
COMMON STOCKS (a) – 98.7%
	Australia – 6.6%
40,031	AGL Energy Ltd.	$545,836
318,897	AMP Ltd.	403,391
26,778	Aristocrat Leisure Ltd.	583,687
73,067	Australia & New Zealand Banking Group Ltd.	1,346,860
67,194	Bank of Queensland Ltd.	419,198
48,529	BHP Group Ltd.	1,202,652
48,917	Coca-Cola Amatil Ltd.	342,267
33,655	Commonwealth Bank of Australia	1,824,918
6,149	CSL Ltd.	1,085,263
5,824	Macquarie Group Ltd.	537,658
144,465	Metcash Ltd.	280,835
71,093	National Australia Bank Ltd.	1,402,118
17,639	Perpetual Ltd.	436,889
125,362	Platinum Asset Management Ltd.	357,772
6,864	Rio Tinto Ltd.	430,017
133,304	Tabcorp Holdings Ltd.	441,087
49,367	Transurban Group	505,022
34,387	Wesfarmers Ltd.	942,498
83,265	Westpac Banking Corp.	1,619,218
33,574	Woodside Petroleum Ltd.	745,244
29,611	Woolworths Group Ltd.	761,789
		16,214,219
	Austria – 1.0%
15,852	OMV AG	925,004
12,552	Verbund AG	678,963
29,205	Wienerberger AG	789,554
		2,393,521
	Belgium – 0.5%
7,609	Anheuser-Busch InBev S.A./N.V.	611,354
20,280	Bekaert S.A.	565,005
		1,176,359
	Bermuda – 0.4%
15,000	Jardine Strategic Holdings Ltd.	484,950
1,747,304	Li & Fung Ltd.	191,768
1,180,245	Pacific Basin Shipping Ltd.	274,127
		950,845
	Cayman Islands – 1.0%
65,722	AAC Technologies Holdings, Inc.	427,749
79,478	CK Hutchison Holdings Ltd.	735,349
537,478	Lee & Man Paper Manufacturing Ltd.	299,744
7,468	Tencent Holdings Ltd.	305,736
176,866	Tingyi Cayman Islands Holding Corp.	235,642
436,950	WH Group Ltd. (b)	463,942
		2,468,162
	Denmark – 1.4%
6,358	Carlsberg A.S., Class B	894,456
Shares	Description	Value

	Denmark (Continued)
19,507	Novo Nordisk A.S., Class B	$1,065,360
10,221	Orsted A.S. (b)	896,557
24,735	Tryg A.S.	690,858
		3,547,231
	Finland – 1.2%
20,784	Metso OYJ	785,352
72,459	Stora Enso OYJ, Class R	939,457
35,116	UPM-Kymmene OYJ	1,141,264
		2,866,073
	France – 7.6%
59,232	Air France-KLM (c)	705,206
4,031	Air Liquide S.A.	535,447
9,147	Arkema S.A.	934,879
1,389	Christian Dior SE	685,345
10,224	Danone S.A.	847,914
6,955	Dassault Systemes SE	1,055,328
2,920	Kering S.A.	1,661,556
6,745	L’Oreal S.A.	1,969,442
3,330	LVMH Moet Hennessy Louis Vuitton SE	1,420,585
6,915	Pernod Ricard S.A.	1,276,386
41,815	Peugeot S.A.	1,058,643
2,039	Safran S.A.	322,581
18,301	Sanofi	1,686,365
4,883	Sartorius Stedim Biotech	730,855
6,737	Schneider Electric SE	625,597
36,326	TOTAL S.A.	1,909,646
9,847	Ubisoft Entertainment S.A. (c)	581,406
4,469	Vinci S.A.	501,418
		18,508,599
	Germany – 8.5%
5,314	adidas AG	1,640,808
64,298	AIXTRON SE (c)	586,601
5,730	Allianz SE	1,399,556
7,571	BASF SE	576,130
8,628	Bayer AG	669,555
22,326	Covestro AG (b)	1,071,953
51,164	Deutsche Lufthansa AG	887,048
26,380	Deutsche Telekom AG	463,920
27,852	Evonik Industries AG	734,648
14,368	HeidelbergCement AG	1,067,561
3,366	MTU Aero Engines AG	898,731
5,261	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,461,031
34,338	Salzgitter AG	621,563
22,057	SAP SE	2,922,500
4,019	Sartorius AG (Preference Shares)	780,832
122,397	Schaeffler AG (Preference Shares)	1,032,011
7,609	Siemens AG	877,316
4,783	Volkswagen AG	906,328

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2019
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Germany (Continued)
7,410	Volkswagen AG (Preference Shares)	$1,410,728
16,973	Zalando SE (b) (c)	735,430
		20,744,250
	Hong Kong – 2.3%
218,470	AIA Group Ltd.	2,187,223
208,632	Cathay Pacific Airways Ltd.	266,782
186,364	Fosun International Ltd.	244,491
351,166	Hong Kong & China Gas Co., Ltd.	682,080
11,367	Hong Kong Exchanges & Clearing Ltd.	355,402
30,049	Sun Hung Kai Properties Ltd.	455,953
44,242	Swire Pacific Ltd., Class A	421,759
66,000	Vitasoy International Holdings Ltd.	268,685
122,061	Wharf Holdings (The) Ltd.	277,583
68,164	Wheelock & Co., Ltd.	422,331
		5,582,289
	Italy – 3.3%
390,946	A2A S.p.A.	784,404
234,812	Enel S.p.A.	1,817,488
88,483	Eni S.p.A.	1,339,157
83,938	Leonardo S.p.A.	974,543
74,674	Mediobanca Banca di Credito Finanziario S.p.A.	886,974
20,660	Moncler S.p.A.	795,874
138,678	Unipol Gruppo S.p.A.	773,183
272,066	UnipolSai Assicurazioni S.p.A.	758,891
		8,130,514
	Japan – 27.6%
12,700	Advantest Corp.	581,549
24,300	Aeon Mall Co., Ltd.	390,636
13,900	AGC, Inc.	492,981
15,700	Aisin Seiki Co., Ltd.	633,873
9,600	Amano Corp.	286,249
10,800	ANA Holdings, Inc.	372,234
12,060	Aozora Bank Ltd.	311,691
54,900	Astellas Pharma, Inc.	944,825
10,900	Bridgestone Corp.	456,530
24,900	Brother Industries Ltd.	473,836
18,800	Canon, Inc.	515,655
10,600	Capcom Co., Ltd.	251,970
4,400	Central Japan Railway Co.	908,399
36,200	Credit Saison Co., Ltd.	528,971
47,100	Dai-ichi Life Holdings, Inc.	778,748
6,100	Daiichi Sankyo Co., Ltd.	403,315
4,200	Daikin Industries Ltd.	592,333
21,600	Daiwa House Industry Co., Ltd.	747,069
113,800	Daiwa Securities Group, Inc.	516,046
2,700	Disco Corp.	597,055
27,300	DMG Mori Co., Ltd.	448,722
5,200	East Japan Railway Co.	474,255
Shares	Description	Value

	Japan (Continued)
2,200	FANUC Corp.	$440,041
700	Fast Retailing Co., Ltd.	434,624
10,130	GungHo Online Entertainment, Inc.	220,629
34,600	Haseko Corp.	450,162
10,700	Hitachi Ltd.	403,170
31,000	Hokuhoku Financial Group, Inc.	306,871
41,500	Honda Motor Co., Ltd.	1,130,595
9,600	House Foods Group, Inc.	365,812
4,400	Hoya Corp.	391,270
24,600	ITOCHU Corp.	517,331
13,100	Jaccs Co., Ltd.	298,174
14,400	Japan Petroleum Exploration Co., Ltd.	371,634
48,100	Japan Post Holdings Co., Ltd.	443,630
22,000	Japan Tobacco, Inc.	500,343
27,800	Kajima Corp.	385,117
7,700	Kaken Pharmaceutical Co., Ltd.	379,331
4,800	Kao Corp.	388,658
27,100	Kawasaki Kisen Kaisha Ltd. (c)	409,800
46,700	KDDI Corp.	1,296,910
2,500	Keyence Corp.	1,593,203
17,100	Komatsu Ltd.	405,213
5,500	Kyocera Corp.	363,747
7,900	Lawson, Inc.	437,466
21,400	LIXIL Group Corp.	401,485
54,200	Mazda Motor Corp.	504,408
5,800	MEIJI Holdings Co., Ltd.	420,002
12,700	Miraca Holdings, Inc.	301,771
76,700	Mitsubishi Chemical Holdings Corp.	589,934
14,400	Mitsubishi Corp.	368,567
34,300	Mitsubishi Electric Corp.	494,379
21,200	Mitsubishi Estate Co., Ltd.	413,733
15,400	Mitsubishi Heavy Industries Ltd.	627,751
13,000	Mitsubishi Materials Corp.	376,794
24,500	Mitsubishi Tanabe Pharma Corp.	295,388
165,700	Mitsubishi UFJ Financial Group, Inc.	874,302
73,400	Mitsubishi UFJ Lease & Finance Co., Ltd.	454,714
30,100	Mitsui & Co., Ltd.	520,527
13,200	Mitsui Chemicals, Inc.	318,174
29,100	Mitsui E&S Holdings Co., Ltd. (c)	298,033
15,800	Mitsui Fudosan Co., Ltd.	406,888
17,800	Mitsui OSK Lines Ltd.	490,534
296,800	Mizuho Financial Group, Inc.	463,930
20,100	MS&AD Insurance Group Holdings, Inc.	653,124
17,800	Murata Manufacturing Co., Ltd.	966,399
31,100	Nexon Co., Ltd. (c)	361,427
4,400	Nidec Corp.	655,375
1,500	Nintendo Co., Ltd.	536,439
17,400	Nippon Paper Industries Co., Ltd.	301,789

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2019
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
20,000	Nippon Telegraph & Telephone Corp.	$995,648
27,000	Nippon Yusen KK	490,795
16,000	Nishimatsu Construction Co., Ltd.	336,179
94,900	Nissan Motor Co., Ltd.	605,834
10,500	NSD Co., Ltd.	325,238
14,100	NTT Data Corp.	186,973
38,800	NTT DOCOMO, Inc.	1,068,895
44,200	Obayashi Corp.	458,413
79,100	Oji Holdings Corp.	413,848
46,500	Onward Holdings Co., Ltd.	269,983
311,100	Orient Corp.	458,051
4,000	Oriental Land Co., Ltd.	588,388
49,900	ORIX Corp.	788,539
19,600	OSAKA Titanium Technologies Co., Ltd.	310,907
36,300	Pan Pacific International Holdings Corp.	573,795
69,400	Panasonic Corp.	589,248
53,900	Rakuten, Inc.	518,087
32,200	Recruit Holdings Co., Ltd.	1,076,713
11,700	Sankyo Co., Ltd.	411,163
12,300	Sapporo Holdings Ltd.	310,604
21,600	Seino Holdings Co., Ltd.	279,426
23,800	Seven & i Holdings Co., Ltd.	903,602
38,400	Sharp Corp.	447,686
16,200	Shimachu Co., Ltd.	441,641
5,700	Shin-Etsu Chemical Co., Ltd.	641,837
4,400	Shionogi & Co., Ltd.	265,573
7,100	Shiseido Co., Ltd.	589,618
1,200	SMC Corp.	524,382
56,500	Softbank Corp.	776,947
32,900	SoftBank Group Corp.	1,276,516
121,900	Sojitz Corp.	386,052
22,800	Sony Corp.	1,398,741
34,200	SUMCO Corp.	576,703
109,900	Sumitomo Chemical Co., Ltd.	507,826
14,800	Sumitomo Forestry Co., Ltd.	216,676
12,200	Sumitomo Heavy Industries Ltd.	383,545
29,900	Sumitomo Mitsui Financial Group, Inc.	1,074,285
11,300	Suntory Beverage & Food Ltd.	483,434
16,600	Taiheiyo Cement Corp.	473,451
38,400	Takeda Pharmaceutical Co., Ltd.	1,396,752
12,400	Terumo Corp.	407,630
52,400	Toda Corp.	330,927
23,600	Tokai Rika Co., Ltd.	461,117
6,900	Tokio Marine Holdings, Inc.	374,935
11,100	Tokuyama Corp.	299,831
8,000	Tokyo Century Corp.	373,368
91,000	Tokyo Electric Power Co., Holdings, Inc. (c)	423,021
4,400	Tokyo Electron Ltd.	899,435
16,700	Tokyo Seimitsu Co., Ltd.	542,800
Shares	Description	Value

	Japan (Continued)
71,800	Tokyu Fudosan Holdings Corp.	$479,376
16,800	Toyoda Gosei Co., Ltd.	397,637
38,900	Toyota Motor Corp.	2,716,768
6,400	Tsumura & Co.	177,676
27,600	Zeon Corp.	317,685
		67,760,740
	Jersey – 0.2%
307,261	Man Group PLC	571,145
	Netherlands – 4.1%
9,498	Airbus SE	1,360,368
4,748	ASML Holding N.V.	1,244,429
72,798	Fiat Chrysler Automobiles N.V.	1,130,837
49,656	Koninklijke Ahold Delhaize N.V.	1,236,388
19,001	Koninklijke Philips N.V.	832,203
14,129	Randstad N.V.	782,231
69,865	TomTom N.V.	789,334
28,394	Unilever N.V.	1,676,812
14,223	Wolters Kluwer N.V.	1,047,269
		10,099,871
	New Zealand – 0.2%
46,493	a2 Milk Co., Ltd. (c)	387,517
	Norway – 1.5%
57,532	DNB ASA	1,045,394
516,587	DNO ASA	623,815
64,224	Equinor ASA	1,187,943
48,559	Gjensidige Forsikring ASA	907,694
		3,764,846
	Singapore – 1.5%
54,300	DBS Group Holdings Ltd.	1,037,745
59,400	Oversea-Chinese Banking Corp., Ltd.	478,536
45,700	Singapore Airlines Ltd.	316,099
75,900	Singapore Exchange Ltd.	498,766
23,300	United Overseas Bank Ltd.	459,509
30,500	Venture Corp Ltd.	354,894
167,900	Wilmar International Ltd.	462,806
		3,608,355
	Spain – 1.3%
276,122	Banco Santander S.A.	1,106,804
100,063	Ence Energia y Celulosa S.A.	393,949
165,759	Iberdrola S.A.	1,702,292
		3,203,045
	Sweden – 4.8%
35,666	Atlas Copco AB, Class A	1,259,947
32,971	Atlas Copco AB, Class B	1,021,327
50,549	Hennes & Mauritz AB, Class B	1,056,191
22,405	Investor AB, Class B	1,147,433
25,543	Lundin Petroleum AB	843,347
107,423	Skandinaviska Enskilda Banken AB, Class A	1,029,317

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2019
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Sweden (Continued)
122,030	Svenska Handelsbanken AB, Class A	$1,221,602
77,630	Swedbank AB, Class A	1,085,776
23,511	Swedish Match AB	1,103,512
63,112	Volvo AB, Class A	943,834
76,389	Volvo AB, Class B	1,142,390
		11,854,676
	Switzerland – 8.5%
29,975	ABB Ltd.	628,670
15,567	Adecco Group AG	922,816
24,187	Coca-Cola HBC AG	736,270
9,252	Dufry AG	802,622
17,271	Logitech International S.A.	706,597
56,504	Nestle S.A.	6,032,439
43,507	Novartis AG	3,796,774
1,149	Partners Group Holding AG	895,906
14,100	Roche Holding AG	4,242,149
2,451	Roche Holding AG	729,958
6,162	Temenos AG	879,170
1,147	Zurich Insurance Group AG	448,219
		20,821,590
	United Kingdom – 15.2%
67,084	3i Group PLC	980,201
49,619	Anglo American PLC	1,273,653
34,124	Ashtead Group PLC	1,037,875
21,354	ASOS PLC (c)	976,430
20,811	AstraZeneca PLC	2,022,084
107,514	Barratt Developments PLC	879,061
19,944	Bellway PLC	816,369
12,842	BHP Group PLC	271,947
471,117	BP PLC	2,986,009
25,457	British American Tobacco PLC	891,004
353,377	Cairn Energy PLC (c)	813,874
36,452	Compass Group PLC	970,804
40,009	Diageo PLC	1,640,023
129,206	Evraz PLC	614,572
115,897	GlaxoSmithKline PLC	2,655,149
33,694	Hargreaves Lansdown PLC	773,399
27,534	Hikma Pharmaceuticals PLC	716,890
266,264	HSBC Holdings PLC	2,010,796
118,653	Inchcape PLC	991,347
371,603	Legal & General Group PLC	1,269,336
1,468,684	Lloyds Banking Group PLC	1,080,597
48,177	Mondi PLC	996,937
145,855	Pagegroup PLC	841,131
30,699	Persimmon PLC	905,471
5,368	Reckitt Benckiser Group PLC	414,703
12,140	RELX PLC	292,181
32,769	Rio Tinto PLC	1,703,835
55,670	Royal Dutch Shell PLC, Class A	1,610,264
44,553	Royal Dutch Shell PLC, Class B	1,280,046
115,944	Sage Group (The) PLC	1,081,054
321,548	Spirent Communications PLC	828,036
Shares	Description	Value

	United Kingdom (Continued)
29,113	Unilever PLC	$1,743,215
		37,368,293
	Total Common Stocks	242,022,140
	(Cost $243,131,104)
REAL ESTATE INVESTMENT TRUSTS (a) – 0.2%
	Hong Kong – 0.2%
39,060	Link REIT	425,944
	(Cost $474,471)
	Total Investments – 98.9%	242,448,084
	(Cost $243,605,575) (d)
	Net Other Assets and Liabilities – 1.1%	2,785,440
	Net Assets – 100.0%	$245,233,524

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(c)	Non-income producing security.
(d)	Aggregate cost for federal income tax purposes was $244,363,284. As of October 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $16,801,481 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $18,716,681. The net unrealized depreciation was $1,915,200.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 242,022,140	$ 242,022,140	$ —	$ —
Real Estate Investment Trusts*	425,944	425,944	—	—
Total Investments	$ 242,448,084	$ 242,448,084	$—	$—

*	See Portfolio of Investments for country breakout.

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2019
Currency Exposure Diversification	% of Total Investments
Japanese Yen	27.9%
Euro	27.7
British Pound Sterling	15.9
Swiss Franc	8.3
Australian Dollar	6.7
Swedish Krona	4.9
Hong Kong Dollar	3.7
Norwegian Krone	1.5
Singapore Dollar	1.5
Danish Krone	1.5
United States Dollar	0.2
New Zealand Dollar	0.2
Total	100.0%
See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments
October 31, 2019
Shares	Description	Value
COMMON STOCKS (a) – 98.2%
	Austria – 1.6%
4,152	OMV AG	$242,279
3,288	Verbund AG	177,855
7,651	Wienerberger AG	206,844
		626,978
	Belgium – 0.8%
1,995	Anheuser-Busch InBev S.A./N.V.	160,291
5,310	Bekaert S.A.	147,937
		308,228
	Denmark – 2.4%
1,666	Carlsberg A.S., Class B	234,376
5,107	Novo Nordisk A.S., Class B	278,915
2,674	Orsted A.S. (b)	234,556
6,479	Tryg A.S.	180,961
		928,808
	Finland – 1.9%
5,441	Metso OYJ	205,595
18,973	Stora Enso OYJ, Class R	245,992
9,197	UPM-Kymmene OYJ	298,901
		750,488
	France – 12.5%
15,512	Air France-KLM (c)	184,683
1,052	Air Liquide S.A.	139,739
2,398	Arkema S.A.	245,090
362	Christian Dior SE	178,614
2,676	Danone S.A.	221,931
1,823	Dassault Systemes SE	276,616
762	Kering S.A.	433,598
1,764	L’Oreal S.A.	515,062
871	LVMH Moet Hennessy Louis Vuitton SE	371,571
1,810	Pernod Ricard S.A.	334,094
10,951	Peugeot S.A.	277,250
534	Safran S.A.	84,482
4,790	Sanofi	441,380
1,278	Sartorius Stedim Biotech	191,282
1,762	Schneider Electric SE	163,619
9,509	TOTAL S.A.	499,885
2,581	Ubisoft Entertainment S.A. (c)	152,392
1,171	Vinci S.A.	131,385
		4,842,673
	Germany – 14.1%
1,392	adidas AG	429,809
16,836	AIXTRON SE (c)	153,597
1,501	Allianz SE	366,620
1,982	BASF SE	150,824
2,260	Bayer AG	175,382
5,846	Covestro AG (b)	280,688
13,394	Deutsche Lufthansa AG	232,216
6,906	Deutsche Telekom AG	121,449
7,295	Evonik Industries AG	192,419
3,763	HeidelbergCement AG	279,596
Shares	Description	Value

	Germany (Continued)
882	MTU Aero Engines AG	$235,497
1,378	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	382,684
8,990	Salzgitter AG	162,731
5,777	SAP SE	765,439
1,051	Sartorius AG (Preference Shares)	204,194
32,051	Schaeffler AG (Preference Shares)	270,243
1,994	Siemens AG	229,908
1,253	Volkswagen AG	237,430
1,941	Volkswagen AG (Preference Shares)	369,531
4,444	Zalando SE (b) (c)	192,556
		5,432,813
	Italy – 5.5%
102,408	A2A S.p.A.	205,474
61,509	Enel S.p.A.	476,091
23,182	Eni S.p.A.	350,851
21,988	Leonardo S.p.A.	255,286
19,545	Mediobanca Banca di Credito Finanziario S.p.A.	232,154
5,411	Moncler S.p.A.	208,445
36,339	Unipol Gruppo S.p.A.	202,604
71,247	UnipolSai Assicurazioni S.p.A.	198,734
		2,129,639
	Jersey – 0.4%
80,385	Man Group PLC	149,422
	Netherlands – 6.8%
2,489	Airbus SE	356,492
1,242	ASML Holding N.V.	325,523
19,073	Fiat Chrysler Automobiles N.V.	296,278
13,004	Koninklijke Ahold Delhaize N.V.	323,787
4,976	Koninklijke Philips N.V.	217,938
3,698	Randstad N.V.	204,734
18,284	TomTom N.V.	206,572
7,431	Unilever N.V.	438,839
3,723	Wolters Kluwer N.V.	274,132
		2,644,295
	Norway – 2.6%
15,069	DNB ASA	273,813
135,244	DNO ASA	163,317
16,833	Equinor ASA	311,358
12,718	Gjensidige Forsikring ASA	237,733
		986,221
	Spain – 2.2%
72,286	Banco Santander S.A.	289,750
26,201	Ence Energia y Celulosa S.A.	103,154
43,406	Iberdrola S.A.	445,766
		838,670

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2019
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Sweden – 8.0%
9,341	Atlas Copco AB, Class A	$329,983
8,633	Atlas Copco AB, Class B	267,420
13,239	Hennes & Mauritz AB, Class B	276,621
5,869	Investor AB, Class B	300,571
6,688	Lundin Petroleum AB	220,816
28,138	Skandinaviska Enskilda Banken AB, Class A	269,616
31,955	Svenska Handelsbanken AB, Class A	319,891
20,325	Swedbank AB, Class A	284,277
6,158	Swedish Match AB	289,032
16,529	Volvo AB, Class A	247,189
20,009	Volvo AB, Class B	299,232
		3,104,648
	Switzerland – 14.1%
7,854	ABB Ltd.	164,723
4,075	Adecco Group AG	241,567
6,337	Coca-Cola HBC AG	192,903
2,425	Dufry AG	210,372
4,522	Logitech International S.A.	185,006
14,796	Nestle S.A.	1,579,640
11,388	Novartis AG	993,809
301	Partners Group Holding AG	234,698
3,691	Roche Holding AG	1,110,480
644	Roche Holding AG	191,796
1,614	Temenos AG	230,279
302	Zurich Insurance Group AG	118,014
		5,453,287
	United Kingdom – 25.3%
17,595	3i Group PLC	257,090
13,003	Anglo American PLC	333,769
8,937	Ashtead Group PLC	271,817
5,593	ASOS PLC (c)	255,745
5,452	AstraZeneca PLC	529,739
28,163	Barratt Developments PLC	230,268
5,225	Bellway PLC	213,875
3,360	BHP Group PLC	71,153
123,478	BP PLC	782,622
6,663	British American Tobacco PLC	233,207
92,560	Cairn Energy PLC (c)	213,178
9,548	Compass Group PLC	254,286
10,475	Diageo PLC	429,384
33,845	Evraz PLC	160,985
30,347	GlaxoSmithKline PLC	695,236
8,823	Hargreaves Lansdown PLC	202,520
7,206	Hikma Pharmaceuticals PLC	187,619
69,731	HSBC Holdings PLC	526,601
31,050	Inchcape PLC	259,423
97,338	Legal & General Group PLC	332,491
384,699	Lloyds Banking Group PLC	283,046
12,619	Mondi PLC	261,128
38,204	Pagegroup PLC	220,319
8,037	Persimmon PLC	237,052
Shares	Description	Value

	United Kingdom (Continued)
1,406	Reckitt Benckiser Group PLC	$108,620
3,179	RELX PLC	76,511
8,587	Rio Tinto PLC	446,484
14,585	Royal Dutch Shell PLC, Class A	421,873
11,678	Royal Dutch Shell PLC, Class B	335,519
30,370	Sage Group (The) PLC	283,168
84,224	Spirent Communications PLC	216,890
7,622	Unilever PLC	456,387
		9,788,005
	Total Common Stocks	37,984,175
	(Cost $38,354,361)
EXCHANGE-TRADED FUNDS (a) – 0.1%
	United States – 0.1%
491	iShares Core MSCI Europe ETF	23,313
	(Cost $22,299)
	Total Investments – 98.3%	38,007,488
	(Cost $38,376,660) (d)
	Net Other Assets and Liabilities – 1.7%	658,770
	Net Assets – 100.0%	$38,666,258

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(c)	Non-income producing security.
(d)	Aggregate cost for federal income tax purposes was $38,457,202. As of October 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,806,583 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,256,297. The net unrealized depreciation was $449,714.

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2019

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 37,984,175	$ 37,984,175	$ —	$ —
Exchange-Traded Funds*	23,313	23,313	—	—
Total Investments	$ 38,007,488	$ 38,007,488	$—	$—

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
Euro	46.2%
British Pound Sterling	26.7
Swiss Franc	13.8
Swedish Krona	8.2
Norwegian Krone	2.6
Danish Krone	2.4
United States Dollar	0.1
Total	100.0%

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments
October 31, 2019
Shares	Description	Value
COMMON STOCKS (a) – 98.9%
	Bermuda – 2.3%
403,758	Alibaba Health Information Technology Ltd. (b)	$407,573
886,934	China Oriental Group Co., Ltd.	310,135
347,724	Hopson Development Holdings Ltd.	335,922
482,368	Nine Dragons Paper Holdings Ltd.	419,828
1,706,572	Sihuan Pharmaceutical Holdings Group Ltd.	224,321
		1,697,779
	Brazil – 12.3%
58,698	Alpargatas S.A. (Preference Shares) (b)	398,687
29,772	Ambev S.A.	129,021
59,592	B3 S.A. - Brasil Bolsa Balcao	718,878
99,511	Banco Bradesco S.A. (Preference Shares)	872,660
43,441	Banco do Brasil S.A.	521,552
63,684	Banco do Estado do Rio Grande do Sul S.A., Class B (Preference Shares)	355,062
38,028	Banco Santander Brasil S.A.	446,228
37,576	Centrais Eletricas Brasileiras S.A.	370,654
38,140	Centrais Eletricas Brasileiras S.A., Class B (Preference Shares)	389,816
30,973	Cia de Saneamento Basico do Estado de Sao Paulo	421,829
26,364	Cia Paranaense de Energia, Class B (Preference Shares)	365,960
68,857	Itau Unibanco Holding S.A. (Preference Shares)	622,039
63,753	JBS S.A.	449,713
37,834	Magazine Luiza S.A.	421,122
210,438	Metalurgica Gerdau S.A. (Preference Shares)	330,047
78,970	Petro Rio S.A. (b)	364,280
59,813	Petrobras Distribuidora S.A.	421,771
52,159	Petroleo Brasileiro S.A.	425,283
29,518	Petroleo Brasileiro S.A. (Preference Shares)	223,676
25,904	TOTVS S.A.	402,269
29,196	Vale S.A. (b)	343,611
		8,994,158
	Cayman Islands – 15.8%
21,864	Alibaba Group Holding Ltd., ADR (b)	3,862,713
1,955	Baidu, Inc., ADR (b)	199,117
7,397	Baozun, Inc., ADR (b)	321,917
993,638	Bosideng International Holdings Ltd.	514,828
682,690	Dongyue Group Ltd.	320,612
Shares	Description	Value

	Cayman Islands (Continued)
11,859	Huazhu Group Ltd., ADR	$448,982
4,736	JD.com, Inc., ADR (b)	147,526
1,996	NetEase, Inc., ADR	570,577
13,992	TAL Education Group, ADR (b)	598,998
78,642	Tencent Holdings Ltd.	3,219,565
46,577	Vipshop Holdings Ltd., ADR (b)	537,499
63,381	Yihai International Holding Ltd.	431,925
729,597	Yuzhou Properties Co., Ltd.	309,122
		11,483,381
	Chile – 0.4%
29,367	Cia Cervecerias Unidas S.A.	288,922
	China – 8.3%
638,572	Bank of China Ltd., Class H	261,591
572,964	Bank of Communications Co., Ltd., Class H	391,923
1,351,464	China Construction Bank Corp., Class H	1,088,284
846,396	China Everbright Bank Co., Ltd., Class H	389,932
103,716	China Life Insurance Co., Ltd., Class H	270,013
144,428	China Merchants Bank Co., Ltd., Class H	691,180
214,489	Guangzhou R&F Properties Co., Ltd., Class H	333,396
297,568	Hisense Home Appliances Group Co., Ltd., Class H	275,317
555,589	Industrial & Commercial Bank of China Ltd., Class H	399,890
61,284	Ping An Insurance Group Co. of China Ltd., Class H	709,744
691,716	Postal Savings Bank of China Co., Ltd., Class H (c)	444,022
254,132	Weichai Power Co., Ltd., Class H	401,503
541,636	Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	398,833
		6,055,628
	Colombia – 1.2%
33,396	Bancolombia S.A. (Preference Shares)	435,927
498,458	Ecopetrol S.A.	448,317
		884,244
	Hong Kong – 3.0%
64,548	China Mobile Ltd.	525,547
2,590,347	China South City Holdings Ltd.	300,821
468,856	CNOOC Ltd.	703,647
895,968	Sino-Ocean Group Holding Ltd.	330,445
232,543	Sinotruk Hong Kong Ltd.	352,556
		2,213,016

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2019
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	India – 5.4%
8,653	Axis Bank Ltd.	$89,832
142,405	Coal India Ltd.	416,702
10,392	Hindustan Unilever Ltd.	318,718
17,125	Housing Development Finance Corp., Ltd.	514,725
32,425	Infosys Ltd.	313,421
228,877	Power Finance Corp., Ltd. (b)	352,212
30,372	Reliance Industries Ltd.	627,041
6,901	Tata Consultancy Services Ltd.	220,825
36,107	Tech Mahindra Ltd.	376,195
44,383	UPL Ltd.	373,223
90,964	Wipro Ltd.	332,544
		3,935,438
	Indonesia – 4.6%
4,814,277	Adaro Energy Tbk PT	449,291
171,069	Bank Central Asia Tbk PT	383,281
912,029	Bank Mandiri Persero Tbk PT	456,437
3,365,414	Bank Pan Indonesia Tbk PT (b)	322,468
4,870,547	Bank Permata Tbk PT (b)	463,217
1,971,683	Bank Rakyat Indonesia Persero Tbk PT	591,350
3,846,187	Media Nusantara Citra Tbk PT	360,315
448,144	Pabrik Kertas Tjiwi Kimia Tbk PT	337,617
		3,363,976
	Malaysia – 1.8%
371,900	AMMB Holdings Bhd	355,123
66,400	British American Tobacco Malaysia Bhd	299,066
62,900	Heineken Malaysia Bhd	384,761
1,005,900	My EG Services Bhd	274,435
		1,313,385
	Mexico – 0.6%
215,293	America Movil S.A.B. de C.V., Series L	170,453
27,236	Fomento Economico Mexicano S.A.B. de C.V.	242,096
		412,549
	Philippines – 1.0%
135,860	International Container Terminal Services, Inc.	317,797
117,830	San Miguel Corp.	387,774
		705,571
	Poland – 1.3%
23,739	Asseco Poland S.A.	318,745
18,133	Grupa Lotos S.A.	452,773
40,475	Jastrzebska Spolka Weglowa S.A.	205,095
		976,613
Shares	Description	Value

	Russia – 7.6%
226,860	Gazprom PJSC	$919,858
56,846	Gazprom PJSC, ADR	454,996
5,922,932	Inter RAO UES PJSC	399,034
9,728	LUKOIL PJSC	898,045
558,564	Magnitogorsk Iron & Steel Works PJSC	318,209
1,248	Novatek PJSC, GDR	267,072
176,249	Raspadskaya OJSC	297,677
90,566	Sberbank of Russia PJSC	331,756
949,070	Surgutneftegas PJSC	636,438
809,918	Surgutneftegas PJSC (Preference Shares)	475,928
44,189	Tatneft PJSC	515,610
		5,514,623
	South Africa – 2.6%
4,285	Capitec Bank Holdings Ltd.	389,346
155,585	DataTec Ltd.	369,747
5,928	Naspers Ltd., Class N	841,752
60,431	Telkom S.A. SOC Ltd.	276,510
		1,877,355
	South Korea – 14.4%
16,202	Cheil Worldwide, Inc.	344,664
17,437	Daesang Corp.	321,478
7,974	DB Insurance Co., Ltd.	346,115
66,957	Doosan Infracore Co., Ltd. (b)	325,160
8,162	Fila Korea Ltd.	404,084
4,763	Hyosung Corp.	338,562
18,440	Hyundai Marine & Fire Insurance Co., Ltd.	400,198
2,890	Hyundai Mobis Co., Ltd.	591,190
3,796	Kakao Corp.	461,674
50,350	Korean Reinsurance Co.	343,615
30,052	KT Corp., ADR	337,484
85,404	Meritz Securities Co., Ltd.	331,060
1,908	NAVER Corp.	268,952
74,488	Samsung Electronics Co., Ltd.	3,226,778
22,453	Samsung Electronics Co., Ltd. (Preference Shares)	792,209
12,204	Shinhan Financial Group Co., Ltd.	445,803
1,495	Shinsegae, Inc.	303,253
12,930	SK Hynix, Inc.	911,307
		10,493,586
	Taiwan – 11.2%
98,726	Hon Hai Precision Industry Co., Ltd.	261,405
68,775	Novatek Microelectronics Corp.	442,828
55,524	Realtek Semiconductor Corp.	413,140
258,972	Ruentex Development Co., Ltd.	395,598
242,728	Shanghai Commercial & Savings Bank Ltd. (The)	418,627
846,099	Shinkong Synthetic Fibers Corp.	309,916
42,474	Simplo Technology Co., Ltd.	392,083

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2019
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Taiwan (Continued)
909,062	Taiwan Business Bank	$383,747
283,094	Taiwan High Speed Rail Corp.	335,262
326,123	Taiwan Semiconductor Manufacturing Co., Ltd.	3,197,967
432,489	Taiwan Styrene Monomer	306,886
75,827	Walsin Technology Corp.	457,097
40,384	Yageo Corp.	416,569
725,370	Yuanta Financial Holding Co., Ltd.	453,944
		8,185,069
	Thailand – 0.3%
80,300	CP ALL PCL	207,432
	Turkey – 4.2%
331,522	Eregli Demir ve Celik Fabrikalari T.A.S.	379,230
87,326	TAV Havalimanlari Holding A.S.	398,349
825,066	Trakya Cam Sanayii A.S.	424,276
249,900	Turkiye Garanti Bankasi A.S. (b)	402,131
442,812	Turkiye Is Bankasi A.S., Class C (b)	449,221
468,324	Turkiye Sise ve Cam Fabrikalari A.S.	356,327
436,197	Turkiye Vakiflar Bankasi TAO, Class D (b)	331,120
786,208	Yapi ve Kredi Bankasi A.S. (b)	313,534
		3,054,188
	United States – 0.6%
2,559	KLA Corp.	432,573
	Total Common Stocks	72,089,486
	(Cost $71,469,255)
EXCHANGE-TRADED FUNDS (a) – 0.2%
	United States – 0.2%
3,470	iShares Core MSCI Emerging Markets ETF	177,560
	(Cost $167,913)
	Total Investments – 99.1%	72,267,046
	(Cost $71,637,168) (d)
	Net Other Assets and Liabilities – 0.9%	650,202
	Net Assets – 100.0%	$72,917,248

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Aggregate cost for federal income tax purposes was $72,442,079. As of October 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,691,465 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,866,498. The net unrealized depreciation was $175,033.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 72,089,486	$ 72,089,486	$ —	$ —
Exchange-Traded Funds*	177,560	177,560	—	—
Total Investments	$ 72,267,046	$ 72,267,046	$—	$—

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
Hong Kong Dollar	20.4%
South Korean Won	14.1
Brazilian Real	12.4
United States Dollar	11.6
New Taiwan Dollar	11.3
Russian Ruble	6.6
Indian Rupee	5.4
Indonesian Rupiah	4.7
Turkish Lira	4.2
South African Rand	2.6
Malaysian Ringgit	1.8
Polish Zloty	1.4
Colombian Peso	1.2
Philippine Peso	1.0
Mexican Peso	0.6
Chilean Peso	0.4
Thai Baht	0.3
Total	100.0%

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
October 31, 2019
	First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
ASSETS:
Investments, at value	$ 26,014,954	$ 242,448,084	$ 38,007,488	$ 72,267,046
Cash	13,247	1,641,159	395,315	538,207
Foreign currency	1	21,271	4,986	8,129
Receivables:
Dividends	194,419	888,182	42,792	121,091
Dividend reclaims	224	633,260	242,201	6,757
Investment securities sold	—	8,447,062	—	—
Prepaid expenses	—	—	—	39,507
Total Assets	26,222,845	254,079,018	38,692,782	72,980,737
LIABILITIES:
Payables:
Investment advisory fees	18,839	178,049	26,524	63,489
Fund shares redeemed	—	8,667,445	—	—
Total Liabilities	18,839	8,845,494	26,524	63,489
NET ASSETS	$26,204,006	$245,233,524	$38,666,258	$72,917,248
NET ASSETS consist of:
Paid-in capital	$ 34,710,090	$ 303,497,410	$ 50,006,439	$ 90,629,592
Par value	5,000	42,500	6,500	12,000
Accumulated distributable earnings (loss)	(8,511,084)	(58,306,386)	(11,346,681)	(17,724,344)
NET ASSETS	$26,204,006	$245,233,524	$38,666,258	$72,917,248
NET ASSET VALUE, per share	$52.41	$57.70	$59.49	$60.76
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	500,002	4,250,002	650,002	1,200,002
Investments, at cost	$26,392,677	$243,605,575	$38,376,660	$71,637,168
Foreign currency, at cost (proceeds)	$1	$21,294	$4,997	$8,124

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended October 31, 2019
	First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
INVESTMENT INCOME:
Dividends	$ 1,121,423	$ 12,143,309	$ 2,479,707	$ 4,068,314
Interest	904	14,007	3,339	6,753
Foreign withholding tax	(68,198)	(1,010,509)	(231,088)	(524,658)
Other	—	427	245	9
Total investment income	1,054,129	11,147,234	2,252,203	3,550,418
EXPENSES:
Investment advisory fees	297,412	2,766,548	519,882	950,115
Total expenses	297,412	2,766,548	519,882	950,115
NET INVESTMENT INCOME (LOSS)	756,717	8,380,686	1,732,321	2,600,303
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(4,451,610)	(35,916,610)	(6,453,260)	(8,314,286)
In-kind redemptions	(759,619)	(14,513,019)	(1,332,386)	(142,120)
Foreign currency transactions	4,094	31,193	6,727	11,281
Foreign capital gains tax	—	—	—	41,088
Net realized gain (loss)	(5,207,135)	(50,398,436)	(7,778,919)	(8,404,037)
Net change in unrealized appreciation (depreciation) on:
Investments	5,278,934	51,014,911	8,675,551	14,132,510
Foreign currency translation	(328)	15,113	5,420	1,707
Deferred foreign capital gains tax	—	—	—	(40,299)
Net change in unrealized appreciation (depreciation)	5,278,606	51,030,024	8,680,971	14,093,918
NET REALIZED AND UNREALIZED GAIN (LOSS)	71,471	631,588	902,052	5,689,881
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 828,188	$ 9,012,274	$ 2,634,373	$ 8,290,184
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)		First Trust RiverFront Dynamic Developed International ETF (RFDI)
	Year Ended 10/31/2019	Year Ended 10/31/2018	Year Ended 10/31/2019	Year Ended 10/31/2018
OPERATIONS:
Net investment income (loss)	$ 756,717	$ 1,217,255	$ 8,380,686	$ 13,245,804
Net realized gain (loss)	(5,207,135)	(1,368,655)	(50,398,436)	(95,524)
Net change in unrealized appreciation (depreciation)	5,278,606	(6,915,126)	51,030,024	(80,625,273)
Net increase (decrease) in net assets resulting from operations	828,188	(7,066,526)	9,012,274	(67,474,993)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(914,283)	(1,178,793)	(8,768,563)	(14,065,878)
Return of capital	—	—	—	—
Total distributions to shareholders	(914,283)	(1,178,793)	(8,768,563)	(14,065,878)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	51,961,955	—	362,830,417
Cost of shares redeemed	(17,746,758)	(29,590,599)	(254,736,487)	(226,084,805)
Net increase (decrease) in net assets resulting from shareholder transactions	(17,746,758)	22,371,356	(254,736,487)	136,745,612
Total increase (decrease) in net assets	(17,832,853)	14,126,037	(254,492,776)	55,204,741
NET ASSETS:
Beginning of period	44,036,859	29,910,822	499,726,300	444,521,559
End of period	$ 26,204,006	$ 44,036,859	$ 245,233,524	$ 499,726,300
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	850,002	500,002	8,950,002	6,950,002
Shares sold	—	850,000	—	5,650,000
Shares redeemed	(350,000)	(500,000)	(4,700,000)	(3,650,000)
Shares outstanding, end of period	500,002	850,002	4,250,002	8,950,002

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)		First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Year Ended 10/31/2019	Year Ended 10/31/2018	Year Ended 10/31/2019	Year Ended 10/31/2018

$ 1,732,321	$ 3,407,738	$ 2,600,303	$ 2,219,119
(7,778,919)	1,542,918	(8,404,037)	(9,220,456)
8,680,971	(18,801,222)	14,093,918	(20,316,573)
2,634,373	(13,850,566)	8,290,184	(27,317,910)

(1,694,053)	(3,500,818)	(2,069,623)	(2,433,860)
—	—	—	(165,738)
(1,694,053)	(3,500,818)	(2,069,623)	(2,599,598)

8,249,517	65,990,878	9,346,520	85,398,728
(59,229,655)	(83,913,181)	(44,161,386)	(29,475,851)
(50,980,138)	(17,922,303)	(34,814,866)	55,922,877
(50,039,818)	(35,273,687)	(28,594,305)	26,005,369

88,706,076	123,979,763	101,511,553	75,506,184
$38,666,258	$ 88,706,076	$ 72,917,248	$ 101,511,553

1,550,002	1,900,002	1,800,002	1,100,002
150,000	1,000,000	150,000	1,150,000
(1,050,000)	(1,350,000)	(750,000)	(450,000)
650,002	1,550,002	1,200,002	1,800,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
	Year Ended October 31,			Period Ended 10/31/2016 (a)
	2019	2018	2017
Net asset value, beginning of period	$ 51.81	$ 59.82	$ 52.14	$ 51.31
Income from investment operations:
Net investment income (loss)	1.22	1.27	1.42	0.55
Net realized and unrealized gain (loss)	0.65	(7.99)	7.66	0.60
Total from investment operations	1.87	(6.72)	9.08	1.15
Distributions paid to shareholders from:
Net investment income	(1.27)	(1.29)	(1.40)	(0.32)
Net asset value, end of period	$52.41	$51.81	$59.82	$52.14
Total return (b)	3.74%	(11.48)%	17.77% (c)	2.26%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 26,204	$ 44,037	$ 29,911	$ 26,071
Ratio of total expenses to average net assets	0.83%	0.83%	0.83%	0.83% (d)
Ratio of net investment income (loss) to average net assets	2.11%	2.28%	1.93%	1.96% (d)
Portfolio turnover rate (e)	96%	136%	131%	49%

(a)	Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund received a reimbursement from the advisor in connection with a trade error in the amount of $7,644, which represents $0.02 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Developed International ETF (RFDI)
	Year Ended October 31,			Period Ended 10/31/2016 (a)
	2019	2018	2017
Net asset value, beginning of period	$ 55.84	$ 63.96	$ 51.36	$ 50.73
Income from investment operations:
Net investment income (loss)	1.54	1.34	0.82	0.83
Net realized and unrealized gain (loss)	1.81	(8.00)	12.73	0.50
Total from investment operations	3.35	(6.66)	13.55	1.33
Distributions paid to shareholders from:
Net investment income	(1.49)	(1.44)	(0.71)	(0.70)
Net realized gain	—	(0.02)	(0.24)	—
Total distributions	(1.49)	(1.46)	(0.95)	(0.70)
Net asset value, end of period	$57.70	$55.84	$63.96	$51.36
Total return (b)	6.12%	(10.65)%	26.60% (c)	2.68%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 245,234	$ 499,726	$ 444,522	$ 25,679
Ratio of total expenses to average net assets	0.83%	0.83%	0.83%	0.83% (d)
Ratio of net investment income (loss) to average net assets	2.51%	2.28%	1.86%	2.97% (d)
Portfolio turnover rate (e)	87%	133%	106%	44%

(a)	Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund received a reimbursement from the advisor in the amount of $35,978, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Europe ETF (RFEU)
	Year Ended October 31,			Period Ended 10/31/2016 (a)
	2019	2018	2017
Net asset value, beginning of period	$ 57.23	$ 65.25	$ 51.17	$ 50.67
Income from investment operations:
Net investment income (loss)	1.78	1.48	0.82	0.91
Net realized and unrealized gain (loss)	2.20	(7.97)	14.86	0.41
Total from investment operations	3.98	(6.49)	15.68	1.32
Distributions paid to shareholders from:
Net investment income	(1.72)	(1.53)	(0.79)	(0.82)
Net realized gain	—	—	(0.81)	—
Total distributions	(1.72)	(1.53)	(1.60)	(0.82)
Net asset value, end of period	$59.49	$57.23	$65.25	$51.17
Total return (b)	7.01%	(10.16)%	31.21%	2.66%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 38,666	$ 88,706	$ 123,980	$ 25,585
Ratio of total expenses to average net assets	0.83%	0.83%	0.83%	0.83% (c)
Ratio of net investment income (loss) to average net assets	2.77%	2.45%	1.71%	3.23% (c)
Portfolio turnover rate (d)	81%	130%	110%	41%

(a)	Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
	Year Ended October 31,			Period Ended 10/31/2016 (a)
	2019	2018	2017
Net asset value, beginning of period	$ 56.40	$ 68.64	$ 56.27	$ 49.61
Income from investment operations:
Net investment income (loss)	1.79	1.20	0.71	0.55
Net realized and unrealized gain (loss)	3.94	(11.87)	13.70	6.66
Total from investment operations	5.73	(10.67)	14.41	7.21
Distributions paid to shareholders from:
Net investment income	(1.37)	(1.18)	(0.77)	(0.55)
Net realized gain	—	(0.30)	(1.27)	—
Return of capital	—	(0.09)	—	—
Total distributions	(1.37)	(1.57)	(2.04)	(0.55)
Net asset value, end of period	$60.76	$56.40	$68.64	$56.27
Total return (b)	10.32%	(15.92)%	26.49%	14.52%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 72,917	$ 101,512	$ 75,506	$ 5,628
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.95% (c)
Ratio of net investment income (loss) to average net assets	2.60%	1.90%	1.56%	2.66% (c)
Portfolio turnover rate (d)	116%	126%	87%	81%

(a)	Inception date is June 14, 2016, which is consistent with the commencement of operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
October 31, 2019
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of fifteen funds that are currently offering shares. This report covers the following funds, each a non-diversified series of the Trust:
First Trust RiverFront Dynamic Asia Pacific ETF – (The Nasdaq Stock Market LLC (“Nasdaq”) ticker “RFAP”)
First Trust RiverFront Dynamic Developed International ETF – (Nasdaq ticker “RFDI”)
First Trust RiverFront Dynamic Europe ETF – (Nasdaq ticker “RFEU”)
First Trust RiverFront Dynamic Emerging Markets ETF – (Nasdaq ticker “RFEM”)
Each fund represents a separate series of shares of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). Each Fund’s shares are currently listed and traded on Nasdaq. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the shares are not redeemable securities of a Fund.
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, RFAP seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of Asian Pacific companies, including through investments in common stocks, depositary receipts, common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of the Asian Pacific companies are denominated.
Under normal market conditions, RFDI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of the developed market companies are denominated.
Under normal market conditions, RFEU seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of the European companies are denominated.
Under normal market conditions, RFEM seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of the emerging market companies are denominated.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2019
as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, REITs, and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2019
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2019, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2019
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2019, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Asia Pacific ETF	$ 914,283	$ —	$ —
First Trust RiverFront Dynamic Developed International ETF	8,768,563	—	—
First Trust RiverFront Dynamic Europe ETF	1,694,053	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	2,069,623	—	—
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2018, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Asia Pacific ETF	$ 1,178,793	$ —	$ —
First Trust RiverFront Dynamic Developed International ETF	14,043,205	22,673	—
First Trust RiverFront Dynamic Europe ETF	3,500,818	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	2,366,951	66,909	165,738
As of October 31, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust RiverFront Dynamic Asia Pacific ETF	$ 210,440	$ (8,265,872)	$ (455,652)
First Trust RiverFront Dynamic Developed International ETF	1,289,366	(57,671,472)	(1,924,280)
First Trust RiverFront Dynamic Europe ETF	131,313	(11,023,420)	(454,574)
First Trust RiverFront Dynamic Emerging Markets ETF	1,260,997	(18,808,724)	(176,617)
E. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2019
aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses and long-term losses can be netted against short-term gains and long-term gains, respectively.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of October 31, 2019, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2019, the Funds had non-expiring capital loss carryforwards for federal income tax purposes as follows:
Capital Loss Available
First Trust RiverFront Dynamic Asia Pacific ETF	$ 8,265,872
First Trust RiverFront Dynamic Developed International ETF	57,671,472
First Trust RiverFront Dynamic Europe ETF	11,023,420
First Trust RiverFront Dynamic Emerging Markets ETF	18,808,724
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2019, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust RiverFront Dynamic Asia Pacific ETF	$ 8,866	$ 811,406	$ (820,272)
First Trust RiverFront Dynamic Developed International ETF	133,790	15,300,022	(15,433,812)
First Trust RiverFront Dynamic Europe ETF	27,849	1,888,526	(1,916,375)
First Trust RiverFront Dynamic Emerging Markets ETF	273,704	51,463	(325,167)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2019
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
G. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust supervises the investment of the Funds’ assets and is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses, if any, distribution and service fees payable pursuant to Rule 12b-1 plan, if any, expenses associated with the execution of portfolio transactions, and extraordinary expenses, which are paid by each respective Fund. RFAP, RFDI and RFEU have each agreed to pay First Trust an annual unitary management fee equal to 0.83% its average daily net assets. RFEM has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Advisor”) serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.35% of each Fund’s average daily net assets that is paid by First Trust out of its investment advisory fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2019
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2019, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Asia Pacific ETF	$ 34,260,506	$ 34,432,891
First Trust RiverFront Dynamic Developed International ETF	290,127,083	295,916,502
First Trust RiverFront Dynamic Europe ETF	50,144,392	51,036,617
First Trust RiverFront Dynamic Emerging Markets ETF	114,637,837	128,076,397

For the fiscal year ended October 31, 2019, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Asia Pacific ETF	$ —	$ 17,538,454
First Trust RiverFront Dynamic Developed International ETF	—	250,446,565
First Trust RiverFront Dynamic Europe ETF	8,130,675	58,545,122
First Trust RiverFront Dynamic Emerging Markets ETF	2,455,304	23,700,870
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund’s portfolio is adjusted to conform to changes in the composition of the securities included in the Fund’s portfolio and the countries in which the transaction settled. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2019
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2021.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust RiverFront Dynamic Asia Pacific ETF, First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF and First Trust RiverFront Dynamic Emerging Markets ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below for the Funds; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Financial Highlights
First Trust RiverFront Dynamic Asia Pacific ETF	For the years ended October 31, 2019, 2018, 2017 and the period from April 13, 2016 (commencement of operations) through October 31, 2016
First Trust RiverFront Dynamic Developed International ETF
First Trust RiverFront Dynamic Europe ETF
First Trust RiverFront Dynamic Emerging Markets ETF	For the years ended October 31, 2019, 2018, 2017 and the period from June 14, 2016 (commencement of operations) through October 31, 2016
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 23, 2019
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund III
October 31, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2019, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust RiverFront Dynamic Asia Pacific ETF	0.00%
First Trust RiverFront Dynamic Developed International ETF	0.00%
First Trust RiverFront Dynamic Europe ETF	0.00%
First Trust RiverFront Dynamic Emerging Markets ETF	0.00%
For the taxable year ended October 31, 2019, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust RiverFront Dynamic Asia Pacific ETF	100.00%
First Trust RiverFront Dynamic Developed International ETF	100.00%
First Trust RiverFront Dynamic Europe ETF	100.00%
First Trust RiverFront Dynamic Emerging Markets ETF	62.51%
The following Funds met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended and elect to pass through to their shareholders credit for foreign taxes paid. The total amount of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust RiverFront Dynamic Asia Pacific ETF	$ 1,112,946	$ 2.23	$ 67,556	$ 0.14
First Trust RiverFront Dynamic Developed International ETF	12,013,786	2.83	974,939	0.23
First Trust RiverFront Dynamic Europe ETF	2,452,684	3.77	221,092	0.34
First Trust RiverFront Dynamic Emerging Markets ETF	4,023,872	3.35	507,637	0.42
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2019 (Unaudited)
Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2019 (Unaudited)
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and RiverFront Investment Group, LLC (the “Sub-Advisor”) on behalf of the following four series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust RiverFront Dynamic Europe ETF (RFEU)
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2020 at a meeting held on June 2, 2019. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2019 (Unaudited)
standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2019 and June 2, 2019, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2019, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 2, 2019 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. The Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Funds’ investment portfolios, but that the Advisor executes each Fund’s portfolio trades. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2019 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.
In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with the Fund’s investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2019 (Unaudited)
fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for each of RFEU, RFAP and RFEM was below the median total (net) expense ratio of the peer funds in its respective Expense Group and the unitary fee for RFDI was above the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Groups, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that only RFDI’s Expense Group included other actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to each Fund.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for the one-year period ended December 31, 2018 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that each Fund underperformed its Performance Universe median for the one-year period ended December 31, 2018. The Board also noted that each Fund underperformed its benchmark index for the one-year period ended December 31, 2018. The Board noted information provided by the Sub-Advisor on reasons for each Fund’s underperformance.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2018 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to the Funds pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement to the effect that although growth of the Funds will provide some economies of scale, the Sub-Advisor believes that expenses will remain the same for the next twelve months. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, and its understanding that each Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
October 31, 2019 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	162	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	162	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	162	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	162	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	162	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
October 31, 2019 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund III
October 31, 2019 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
RiverFront Investment Group, LLC
1214 E. Cary Street
Richmond, VA 23219
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Institutional Preferred Securities and Income ETF (FPEI)

Annual Report
For the Year Ended
October 31, 2019

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Annual Report
October 31, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Institutional Preferred Securities and Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Annual Letter from the Chairman and CEO
October 31, 2019
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Institutional Preferred Securities and Income ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2019, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
One of our responsibilities as asset managers is to be good listeners. Perhaps the most effective way in which we do this continually is by paying close attention to mutual fund and exchange-traded fund (ETF) money flows. After all, investors vote with their dollars, and money flows provide valuable feedback with respect to their biases. Over the past 12 months, we have learned that investors, in general, have grown more risk-averse. For the 12-month period ended October 31, 2019, investors funneled an estimated net $359.56 billion into bond mutual funds and ETFs, while liquidating an estimated net $56.86 billion from equity mutual funds and ETFs, according to data from Morningstar. Over the same period, money market funds took in an estimated net $583.27 billion. Those figures were more balanced for the full-year 2018. Those estimated net flows were as follows: $94.42 billion (equity mutual funds & ETFs); $137.60 billion (bond mutual funds & ETFs); and $161.60 billion (money market funds).
In addition to monitoring fund flows, we watch the performance of all the asset classes. Market returns can either help validate or invalidate our interpretation of money flows. As we noted above, we believe that investors have tempered their appetite for risk, and the returns on the major sectors that comprise the S&P 500® Index back it up. For the 12-month period ended October 31, 2019, as measured by total return, the top performers were Real Estate and Utilities, up 26.72% and 23.71%, respectively, according to Bloomberg. The S&P 500® Index posted a total return of 14.33% for the period. These two sectors are defensive in nature. They also tend to distribute cash dividends that are often well above those sectors that are more cyclical in nature. The higher dividend distributions likely drew the attention of fixed-income investors dissatisfied with the current low-yield climate in the bond market, in our opinion.
The absence of a new trade deal between the U.S. and China has been a bit of a wet blanket on the global economy. Global growth projections have been trimmed over time by such organizations as the International Monetary Fund. The tariffs have been in play for 19 months and counting as of October 2019. While the lack of any significant progress in the negotiations between the U.S. and China is a concern, we believe a remedy will be found. Remember, as uncertain as things may appear in the current climate, investors with diversified investment portfolios were most likely rewarded over the past 12 months. Stay the course and stay engaged!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
First Trust Institutional Preferred Securities and Income ETF’s (the “Fund”) investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in institutional preferred securities (“Preferred Securities”) and income-producing debt securities (“Income Securities”). Preferred Securities are a type of equity security that have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. The Fund’s investments in Preferred Securities will primarily be in institutional preferred securities. Institutional preferred securities are targeted to institutional, rather than retail, investors, are generally traded over-the-counter and may also be known as “$1,000 par preferred securities.” They are typically issued in large, institutional lot sized by U.S. and non-U.S. financial services companies and other companies. While all income-producing debt securities will be categorized as “Income Securities” for purposes of the 80% test above, the Income Securities in which the Fund intends to invest as part of its principal investment strategy include hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/19	Inception (8/22/17) to 10/31/19	Inception (8/22/17) to 10/31/19
Fund Performance
NAV	11.75%	4.98%	11.23%
Market Price	12.02%	5.06%	11.43%
Index Performance
ICE BofAML US Investment Grade Institutional Capital Securities Index	13.91%	5.74%	13.00%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI) (Continued)
Sector Allocation	% of Total Investments
Financials	73.3%
Utilities	11.6
Energy	6.7
Industrials	3.1
Consumer Staples	2.2
Communication Services	1.6
Materials	1.5
Total	100.0%

Credit Quality(1)	% of Total Investments
A-	1.7%
BBB+	6.8
BBB	17.3
BBB-	30.4
BB+	29.5
BB	10.6
BB-	1.9
B+	1.8
Total	100.0%
Top Ten Holdings	% of Total Investments
Emera, Inc., Series 16-A	3.1%
Hartford Financial Services Group (The), Inc.	2.8
BB&T Corp.	2.7
NiSource, Inc.	2.6
Barclays PLC	2.4
Enbridge, Inc., Series 16-A	2.4
AerCap Global Aviation Trust	2.3
Goldman Sachs Group (The), Inc., Series Q	2.2
Barclays PLC	2.1
Royal Bank of Scotland Group PLC	2.0
Total	24.6%

Country Allocation	% of Total Investments
United States	39.5%
United Kingdom	11.1
France	9.3
Canada	8.4
Switzerland	6.1
Australia	5.0
Netherlands	4.9
Italy	4.7
Japan	4.6
Spain	2.0
Mexico	1.6
Finland	0.9
Chile	0.7
Sweden	0.6
Denmark	0.5
Norway	0.1
Total	100.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 23, 2017 (commencement of trading) through October 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/23/17 – 10/31/17	44	0	0	0
11/1/17 – 10/31/18	156	2	0	0
11/1/18 – 10/31/19	220	5	3	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/23/17 – 10/31/17	5	0	0	0
11/1/17 – 10/31/18	90	4	0	0
11/1/18 – 10/31/19	22	1	0	0

Portfolio Commentary
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Annual Report
October 31, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Institutional Preferred Securities and Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the investment sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming - Chief Executive Officer and President
Robert Wolf - Chief Investment Officer, Senior Vice President and Senior Portfolio Manager
Commentary
Market Recap
The fiscal year ended October 31, 2019 was a strong period for the preferred and hybrid securities market with all parts of the market experiencing positive performance. The beginning of the period was marked by weak returns and volatility, as global growth fears, central bank policy, and headline risk across the U.S., Europe and Asia weighed on financial markets during the fourth quarter of 2018. As investor sentiment waned, investment outflows across fixed income asset classes caused credit spreads to widen significantly within the preferred and hybrid market, leaving valuations at year-end 2018 at the lowest levels in 5 years. In response to the deteriorating growth and inflation expectations, the Federal Reserve (the “Fed”) and other central banks globally cut interest rates and embarked on increased stimulus measures. Additionally, the 10-Year Treasury yield fell by almost 150 basis points (“bps”), causing the 2-Year/10-Year part of the curve to flatten and an inversion of the 3-Month/10-Year part of the curve. Even as U.S.-China trade tensions simmered throughout the period, the supportive rate environment, positive fund inflows, and strong credit fundamentals in the preferred and hybrid securities market sparked a massive rally. For the fiscal year, the retail market produced returns of 12.77% while the institutional market gained 14.84%, according to the ICE BofAML Fixed Rate Preferred Securities Index (“P0P1”) and the ICE BofAML Capital Securities Index (“C0CS”), respectively. European contingent convertible capital securities (“CoCos”) also performed well as the prospects for a no-deal BREXIT diminished and Italy formed a new coalition government that figured to be more European Union and market friendly compared to its predecessor. By the end of the period, CoCos, as measured by the ICE BofAML USD Investment Grade Contingent Capital Index (“COCU”), earned 13.90%.
Performance Analysis
For the fiscal year ended October 31, 2019, the net asset value (“NAV”) and market price total returns for the Fund were 11.75% and 12.02%, respectively. This compares to a total return of 13.91% for the Fund’s benchmark, which is the ICE BofAML US Investment Grade Institutional Capital Securities Index (“CIPS”). The largest contributors to the Fund’s underperformance relative to the benchmark during the period were the Fund’s security selection and underweight allocation to long duration securities (7+ years) and overweight allocation to floating rate securities. However, the Fund’s overweight allocation to and selection among European bank capital securities helped to offset some of this underperformance. In addition, investments in newly issued securities contributed positively to the Fund’s relative performance.
The Fund’s weighting in floating rate securities, which are not held in the benchmark, was the single largest driver of its relative underperformance. As short-term rates fell during the period, coupons on floating rate securities reset lower, causing negative price action. Although floaters managed to produce positive returns, they greatly underperformed longer duration securities. The Fund entered the period underweight these longer duration securities (7+ years) in order to protect against rising interest rates. Despite the outperformance of longer duration securities during the period, we still believe that it is prudent to remain underweight going forward. The yields on longer duration securities are similar to the 3-7- year duration securities, but, in our opinion, the longer duration securities offer significantly less liquidity and inferior security structures.
The Fund offset some of this underperformance through its security selection and overweight to European bank capital securities. Italian banks in particular outperformed during the period as the country’s newly formed coalition government figured to be more market friendly than its predecessor. Also, the reduced prospects for a no-deal BREXIT along with the easing measures enacted by the

Portfolio Commentary (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Annual Report
October 31, 2019 (Unaudited)
European Central Bank both helped to tighten credit spreads across the curve for European banks. Going forward, the superior security structures in Europe along with the positive supply backdrop should continue to support the space, in our opinion.
The Fund also took advantage of opportunities within the primary issuance market during the period, selectively focusing on newly issued securities with the best combination of credit, relative valuation, and structure.
Market and Fund Outlook
Given the current market environment of low interest rates globally and stable credit metrics, we believe the fundamentals for outperformance of preferred and hybrid securities within the larger ﬁxed-income market remain intact. Strong credit fundamentals of the underlying issuers may result in spread tightening within the asset class, in our view, which should help to insulate against volatility that may arise because of current geopolitical risks or unexpected interest rate increases. In addition, we believe the relatively high yields compared to other ﬁxed-income asset classes, limited new supply and the current low rate environment are supportive of the preferred and hybrid securities market. As a result, we believe preferreds and hybrids present a stable total return outlook supported by attractive projected income.
As we begin fiscal year 2020, we will continue to position the Fund to protect against the largest risks in the market while identifying the best securities from both a credit fundamentals and security structure standpoint to construct a balanced portfolio that we believe will lead to long term outperformance.

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Understanding Your Fund Expenses
October 31, 2019 (Unaudited)
As a shareholder of the First Trust Institutional Preferred Securities and Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Actual	$1,000.00	$1,061.50	0.85%	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2019 through October 31, 2019), multiplied by 184/365 (to reflect the six-month period).

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments
October 31, 2019
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 95.9%
	Banks – 45.2%
$3,000,000	Australia & New Zealand Banking Group Ltd. (a) (b) (c)	6.75%	(d)	$3,381,315
200,000	Banco Bilbao Vizcaya Argentaria S.A. (b) (c)	6.13%	(d)	196,930
1,000,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (c)	6.50%	(d)	1,033,782
2,200,000	Banco Mercantil del Norte S.A. (a) (b) (c)	6.75%	(d)	2,251,722
400,000	Banco Mercantil del Norte S.A. (a) (b) (c)	7.50%	(d)	417,600
3,000,000	Banco Santander S.A. (b) (c)	7.50%	(d)	3,255,000
1,300,000	Bank of America Corp., Series JJ (c)	5.13%	(d)	1,369,875
1,400,000	Bank of America Corp., Series X (c)	6.25%	(d)	1,549,401
700,000	Bank of America Corp., Series Z (c)	6.50%	(d)	794,210
4,350,000	Barclays PLC (b) (c)	7.88%	(d)	4,651,516
5,000,000	Barclays PLC (b) (c)	8.00%	(d)	5,459,825
6,000,000	BB&T Corp. (c)	4.80%	(d)	6,112,500
900,000	BBVA Bancomer S.A. (a) (b) (c)	5.88%	09/13/34	916,650
2,300,000	BNP Paribas S.A. (a) (b) (c)	6.63%	(d)	2,451,144
1,000,000	BNP Paribas S.A. (a) (b) (c)	6.75%	(d)	1,052,895
800,000	BNP Paribas S.A. (a) (b) (c)	7.38%	(d)	904,684
1,081,000	BNP Paribas S.A. (a) (b) (c)	7.63%	(d)	1,135,428
1,416,000	Citigroup, Inc. (c)	5.90%	(d)	1,500,202
250,000	Citigroup, Inc. (c)	5.95%	(d)	264,063
500,000	Citigroup, Inc., Series O (c)	5.88%	(d)	507,048
2,514,000	Citigroup, Inc., Series P (c)	5.95%	(d)	2,692,129
3,750,000	Citigroup, Inc., Series U (c)	5.00%	(d)	3,878,906
1,900,000	Citizens Financial Group, Inc., Series A (c)	5.50%	(d)	1,920,985
723,000	CoBank ACB, Series I (c)	6.25%	(d)	779,568
2,806,000	Credit Agricole S.A. (a) (b) (c)	6.88%	(d)	3,053,531
2,600,000	Credit Agricole S.A. (a) (b) (c)	7.88%	(d)	2,937,891
1,000,000	Credit Agricole S.A. (b) (c)	7.88%	(d)	1,129,958
1,600,000	Credit Agricole S.A. (a) (b) (c)	8.13%	(d)	1,920,106
950,000	Danske Bank A.S. (b) (c)	6.13%	(d)	972,942
250,000	Danske Bank A.S. (b) (c)	7.00%	(d)	266,593
300,000	DNB Bank ASA (b) (c)	5.75%	(d)	302,152
800,000	Farm Credit Bank of Texas, Series 3 (a) (c)	6.20%	(d)	834,463
1,270,000	HSBC Holdings PLC (b) (c)	6.38%	(d)	1,354,245
870,000	ING Groep N.V. (b) (c)	5.75%	(d)	892,294
1,400,000	ING Groep N.V. (b) (c)	6.50%	(d)	1,492,610
3,100,000	ING Groep N.V. (b) (c)	6.88%	(d)	3,278,250
2,300,000	Intesa Sanpaolo S.p.A. (a) (b) (c)	7.70%	(d)	2,425,591
1,800,000	JPMorgan Chase & Co., Series FF (c)	5.00%	(d)	1,874,250
682,000	JPMorgan Chase & Co., Series I, 3 Mo. LIBOR + 3.47% (e)	5.41%	(d)	687,129
1,100,000	JPMorgan Chase & Co., Series R (c)	6.00%	(d)	1,181,439
3,940,000	JPMorgan Chase & Co., Series V, 3 Mo. LIBOR + 3.32% (e)	5.42%	(d)	3,972,505
1,250,000	Lloyds Bank PLC (c)	12.00%	(d)	1,525,781
1,900,000	Lloyds Banking Group PLC (b) (c)	7.50%	(d)	2,085,250
600,000	Lloyds Banking Group PLC (b) (c)	7.50%	(d)	660,627
2,500,000	M&T Bank Corp., Series G (c)	5.00%	(d)	2,612,500
1,800,000	Nordea Bank Abp (a) (b) (c)	6.63%	(d)	1,963,539
2,050,000	Royal Bank of Scotland Group PLC (b) (c)	8.00%	(d)	2,349,812
4,100,000	Royal Bank of Scotland Group PLC (b) (c)	8.63%	(d)	4,428,000
200,000	Skandinaviska Enskilda Banken AB (b) (c)	5.63%	(d)	204,875
2,946,000	Societe Generale S.A. (a) (b) (c)	7.38%	(d)	3,108,030
500,000	Societe Generale S.A. (b) (c)	7.38%	(d)	527,500
1,221,000	Societe Generale S.A. (a) (b) (c)	7.88%	(d)	1,339,394
400,000	Societe Generale S.A. (b) (c)	7.88%	(d)	438,786
900,000	Standard Chartered PLC (a) (b) (c)	7.50%	(d)	956,250
1,400,000	Standard Chartered PLC (a) (b) (c)	7.75%	(d)	1,525,251

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2019
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$1,000,000	Swedbank AB (b) (c)	6.00%	(d)	$1,040,096
3,850,000	UniCredit S.p.A. (b) (c)	8.00%	(d)	4,073,727
376,000	Wells Fargo & Co., Series K, 3 Mo. LIBOR + 3.77% (e)	5.89%	(d)	381,170
				106,273,915
	Capital Markets – 10.4%
1,800,000	Credit Suisse Group AG (a) (b) (c)	6.38%	(d)	1,901,250
250,000	Credit Suisse Group AG (a) (b) (c)	7.25%	(d)	272,089
500,000	Credit Suisse Group AG (a) (b) (c)	7.50%	(d)	555,610
2,300,000	Credit Suisse Group AG (b) (c)	7.50%	(d)	2,555,806
3,400,000	Credit Suisse Group AG (a) (b) (c)	7.50%	(d)	3,668,991
1,000,000	E*TRADE Financial Corp., Series A (c)	5.88%	(d)	1,050,000
2,192,000	Goldman Sachs Group (The), Inc., Series L, 3 Mo. LIBOR + 3.88% (e)	6.07%	(d)	2,200,658
2,300,000	Goldman Sachs Group (The), Inc., Series M (c)	5.38%	(d)	2,334,005
4,700,000	Goldman Sachs Group (The), Inc., Series Q (c)	5.50%	(d)	5,033,465
1,500,000	UBS Group AG (b) (c)	6.88%	(d)	1,561,631
2,500,000	UBS Group AG (b) (c)	6.88%	(d)	2,716,875
200,000	UBS Group AG (b) (c)	7.00%	(d)	223,541
313,000	UBS Group Funding Switzerland AG (b) (c)	7.13%	(d)	329,832
				24,403,753
	Consumer Finance – 0.8%
2,000,000	American Express Co., Series C (c)	4.90%	(d)	2,013,040
	Diversified Financial Services – 1.8%
4,050,000	Voya Financial, Inc. (c)	5.65%	05/15/53	4,289,031
	Diversified Telecommunication Services – 1.5%
1,000,000	Koninklijke KPN N.V. (a) (c)	7.00%	03/28/73	1,097,770
2,326,000	Koninklijke KPN N.V. (c)	7.00%	03/28/73	2,553,413
				3,651,183
	Electric Utilities – 6.1%
2,290,000	Duke Energy Corp. (c)	4.88%	(d)	2,419,671
6,270,000	Emera, Inc., Series 16-A (c)	6.75%	06/15/76	7,059,895
3,500,000	Enel S.p.A. (a) (c)	8.75%	09/24/73	4,130,000
400,000	PPL Capital Funding, Inc., Series A, 3 Mo. LIBOR + 2.67% (c) (e)	4.77%	03/30/67	357,451
400,000	Southern (The) Co., Series B (c)	5.50%	03/15/57	418,628
				14,385,645
	Energy Equipment & Services – 2.3%
2,000,000	Transcanada Trust (c)	5.50%	09/15/79	2,140,000
3,050,000	Transcanada Trust, Series 16-A (c)	5.88%	08/15/76	3,313,886
				5,453,886
	Food Products – 2.1%
1,000,000	Land O’Lakes Capital Trust I (c) (f)	7.45%	03/15/28	1,130,000
2,000,000	Land O’Lakes, Inc. (a) (c)	7.00%	(d)	1,883,750
1,490,000	Land O’Lakes, Inc. (a) (c)	7.25%	(d)	1,437,850
535,000	Land O’Lakes, Inc. (a) (c)	8.00%	(d)	540,350
				4,991,950
	Independent Power & Renewable Electricity Producers – 0.6%
1,500,000	AES Gener S.A. (a) (c)	6.35%	10/07/79	1,508,700
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2019
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance – 12.1%
$3,000,000	Asahi Mutual Life Insurance Co. (c)	6.50%	(d)	$3,162,322
1,300,000	Asahi Mutual Life Insurance Co. (c)	7.25%	(d)	1,381,241
3,858,000	Assurant, Inc. (c)	7.00%	03/27/48	4,268,954
700,000	Dai-ichi Life Insurance (The) Co., Ltd. (a) (c)	7.25%	(d)	757,365
630,000	Everest Reinsurance Holdings, Inc., 3 Mo. LIBOR + 2.39% (c) (e)	4.54%	05/15/37	577,455
1,800,000	Fukoku Mutual Life Insurance Co. (c)	6.50%	(d)	2,016,157
7,160,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (a) (c) (e)	4.28%	02/12/47	6,325,717
1,000,000	La Mondiale SAM (c)	5.88%	01/26/47	1,082,400
1,700,000	Mitsui Sumitomo Insurance Co., Ltd. (a) (c)	7.00%	03/15/72	1,864,084
1,000,000	Prudential Financial, Inc. (c)	5.63%	06/15/43	1,084,365
1,500,000	QBE Insurance Group Ltd. (a) (c)	7.50%	11/24/43	1,678,530
200,000	QBE Insurance Group Ltd. (c)	7.50%	11/24/43	223,804
2,250,000	QBE Insurance Group Ltd. (c)	6.75%	12/02/44	2,500,920
375,000	Reinsurance Group of America, Inc., 3 Mo. LIBOR + 2.67% (c) (e)	4.78%	12/15/65	348,750
1,000,000	Sumitomo Life Insurance Co. (a) (c)	6.50%	09/20/73	1,127,770
				28,399,834
	Metals & Mining – 1.5%
300,000	BHP Billiton Finance USA Ltd. (a) (c)	6.25%	10/19/75	310,236
2,700,000	BHP Billiton Finance USA Ltd. (a) (c)	6.75%	10/19/75	3,169,719
				3,479,955
	Multi-Utilities – 4.4%
4,089,000	CenterPoint Energy, Inc., Series A (c)	6.13%	(d)	4,347,486
5,806,000	NiSource, Inc. (c)	5.65%	(d)	5,897,241
				10,244,727
	Oil, Gas & Consumable Fuels – 4.1%
2,164,000	DCP Midstream Operating L.P. (a) (c)	5.85%	05/21/43	1,947,600
800,000	Enbridge, Inc. (c)	5.50%	07/15/77	817,216
300,000	Enbridge, Inc. (c)	6.25%	03/01/78	323,100
5,106,000	Enbridge, Inc., Series 16-A (c)	6.00%	01/15/77	5,394,591
1,395,000	Energy Transfer Operating L.P., 3 Mo. LIBOR + 3.02% (c) (e)	5.27%	11/01/66	1,053,225
100,000	Energy Transfer Operating L.P., Series B (c)	6.63%	(d)	95,527
				9,631,259
	Trading Companies & Distributors – 0.8%
1,700,000	AerCap Holdings N.V. (c)	5.88%	10/10/79	1,780,750
	Transportation Infrastructure – 2.2%
4,650,000	AerCap Global Aviation Trust (a) (c)	6.50%	06/15/45	5,120,813
	Total Capital Preferred Securities			225,628,441
	(Cost $220,078,097)

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 0.1%
	Insurance – 0.1%
$200,000	AmTrust Financial Services, Inc. (c)	6.13%	08/15/23	$201,468
	(Cost $198,986)

Total Investments – 96.0%	225,829,909
(Cost $220,277,083) (g)
Net Other Assets and Liabilities – 4.0%	9,347,951
Net Assets – 100.0%	$235,177,860

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2019, securities noted as such amounted to $71,873,678 or 30.6% of net assets.
(b)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2019, securities noted as such amounted to $85,621,416 or 36.4% of net assets. Of these securities, 0.0% originated in emerging markets, and 100.0% originated in foreign markets.
(c)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2019. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(d)	Perpetual maturity.
(e)	Floating or variable rate security.
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(g)	Aggregate cost for federal income tax purposes was $220,183,150. As of October 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,520,237 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $873,478. The net unrealized appreciation was $5,646,759.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Capital Preferred Securities*	$ 225,628,441	$ —	$ 225,628,441	$ —
Corporate Bonds and Notes*	201,468	—	201,468	—
Total Investments	$ 225,829,909	$—	$ 225,829,909	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Statement of Assets and Liabilities
October 31, 2019
ASSETS:
Investments, at value (Cost $220,277,083)	$ 225,829,909
Cash	7,072,984
Receivables:
Interest	2,844,657
Interest reclaims	99,115
Total Assets	235,846,665
LIABILITIES:
Payables:
Investment securities purchased	506,183
Investment advisory fees	162,622
Total Liabilities	668,805
NET ASSETS	$235,177,860
NET ASSETS consist of:
Paid-in capital	$ 229,698,672
Par value	118,500
Accumulated distributable earnings (loss)	5,360,688
NET ASSETS	$235,177,860
NET ASSET VALUE, per share	$19.85
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	11,850,002

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Statement of Operations
For the Year Ended October 31, 2019
INVESTMENT INCOME:
Interest	$ 9,597,287
Foreign withholding tax	(8,514)
Total investment income	9,588,773
EXPENSES:
Investment advisory fees	1,307,096
Total expenses	1,307,096
NET INVESTMENT INCOME (LOSS)	8,281,677
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	54,698
Net change in unrealized appreciation (depreciation) on investments	10,673,383
NET REALIZED AND UNREALIZED GAIN (LOSS)	10,728,081
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 19,009,758
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Statements of Changes in Net Assets
	Year Ended 10/31/2019	Year Ended 10/31/2018
OPERATIONS:
Net investment income (loss)	$ 8,281,677	$ 3,793,724
Net realized gain (loss)	54,698	(350,585)
Net change in unrealized appreciation (depreciation)	10,673,383	(5,338,740)
Net increase (decrease) in net assets resulting from operations	19,009,758	(1,895,601)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(8,164,160)	(3,846,302)
Return of capital	(204,397)	—
Total distributions to shareholders	(8,368,557)	(3,846,302)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	132,683,600	80,923,612
Cost of shares redeemed	(1,903,752)	(5,737,598)
Net increase (decrease) in net assets resulting from shareholder transactions	130,779,848	75,186,014
Total increase (decrease) in net assets	141,421,049	69,444,111
NET ASSETS:
Beginning of period	93,756,811	24,312,700
End of period	$ 235,177,860	$ 93,756,811
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	5,000,002	1,200,002
Shares sold	6,950,000	4,100,000
Shares redeemed	(100,000)	(300,000)
Shares outstanding, end of period	11,850,002	5,000,002

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,		Period Ended 10/31/2017 (a)
	2019	2018
Net asset value, beginning of period	$ 18.75	$ 20.26	$ 20.00
Income from investment operations:
Net investment income (loss)	1.01	0.99	0.18
Net realized and unrealized gain (loss)	1.12	(1.47)	0.22
Total from investment operations	2.13	(0.48)	0.40
Distributions paid to shareholders from:
Net investment income	(1.00)	(1.03)	(0.14)
Return of capital	(0.03)	—	—
Total distributions	(1.03)	(1.03)	(0.14)
Net asset value, end of period	$19.85	$18.75	$20.26
Total return (b)	11.75%	(2.42)%	2.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 235,178	$ 93,757	$ 24,313
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (c)
Ratio of net investment income (loss) to average net assets	5.39%	5.36%	4.93% (c)
Portfolio turnover rate (d)	28%	25%	13%

(a)	Inception date is August 22, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2019
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of fifteen funds that are offering shares. This report covers the First Trust Institutional Preferred Securities and Income ETF (the “Fund”), which trades under the ticker “FPEI” on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in institutional preferred securities and income-producing debt securities, including hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2019
has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2019
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative References Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”).
At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates of any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Fund cannot yet be determined.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2019, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Par Amount	Current Price	Carrying Cost	Value	% of Net Assets
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	05/04/18	$1,000,000	$113.00	$1,119,190	$1,130,000	0.48%
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2019
securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2019 and 2018, was as follows:
Distributions paid from:	2019	2018
Ordinary income	$8,164,160	$3,846,302
Capital gains	—	—
Return of capital	204,397	—
As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(286,071)
Net unrealized appreciation (depreciation)	5,646,759
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018 and 2019 remain open to federal and state audit. As of October 31, 2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2019, the Fund had $286,071 of non-expiring capital loss carryforwards for federal income tax purposes.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2019, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$10,078	$(10,078)	$—
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
G. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2019
call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”), a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Stonebridge and its management of the investment of the Fund’s assets and will pay Stonebridge for its services as the Fund’s sub-advisor. First Trust is responsible for the Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Stonebridge receives a sub-advisory fee equal to 0.425% of the average daily net assets of the Fund less Stonebridge’s share of the Fund’s expenses. The Sub-Advisor’s fee is paid by the Advisor out of the Advisor’s management fee. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2019
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2019, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $165,834,779 and $42,458,636, respectively.
For the fiscal year ended October 31, 2019, the Fund had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2021.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Institutional Preferred Securities and Income ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended October 31, 2019 and 2018, and the period from August 22, 2017 (commencement of operations) through October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2019 and 2018, and for the period from August 22, 2017 (commencement of operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 23, 2019
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2019, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
14.83%	67.82%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2019 (Unaudited)
economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2019 (Unaudited)
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Institutional Preferred Securities and Income ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2020 at a meeting held on June 2, 2019. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2019 and June 2, 2019, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2019, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 2, 2019 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2019 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2019 (Unaudited)
improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board considered that, in addition to the written materials provided by the Sub-Advisor, at the June 2, 2019 meeting, the Board also received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team.
In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2018 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the blended benchmark index for the one-year period ended December 31, 2018. The Board noted information provided by the Sub-Advisor on reasons for the Fund’s underperformance.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2018 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that FTCP, has an ownership interest in the Sub-Advisor and considered potential fall-out benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2019 (Unaudited)
Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s expenses in providing sub-advisory services to the Fund and noted the Sub-Advisor’s hiring of additional personnel in the past year and commitment to add additional resources if assets increase. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee, and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including potential fall-out benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2019 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	162	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	162	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	162	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	162	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	162	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2019 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2019 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $228,500 for fiscal year ended October 31, 2018 and $228,500 for fiscal year ended October 31, 2019.

(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2018, and $0 for the fiscal year ended October 31, 2019.

Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2018, and $0 for the fiscal year ended October 31, 2019.

(c)	Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $29,315 for fiscal year ended October 31, 2018 and $60,800 for fiscal year ended October 31, 2019.

Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser and distributor were $0 for the fiscal year ended October 31, 2018, and $0 for the fiscal year ended October 31, 2019.

(d)	All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2018, and $0 for the fiscal year ended October 31, 2019.

All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2018, and $0 for the fiscal year ended October 31, 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant: Adviser and Distributor:

(b) 0% (b) 0%

(c) 0% (c) 0%

(d) 0% (d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year ended October 31, 2018 were $29,315 for the registrant, $48,190 for the registrant’s investment adviser, $80,310 for the registrant’s distributor and $3,000 for Stonebridge Advisors LLC (“Stonebridge”), which is under common control with the registrant’s investment adviser and serves as the registrant’s investment sub-advisor for the First Trust Preferred Securities and Income ETF and the First Trust Institutional Preferred Securities and Income ETF, and for the fiscal year ended October 31, 2019 were $60,800 for the registrant, $28,500 for the registrant’s investment adviser, $34,400 for the registrant’s distributor and $18,500 for Stonebridge.

(h)	The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	January 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	January 7, 2020

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	January 7, 2020

* Print the name and title of each signing officer under his or her signature.